UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	48

Federal Income Tax Information	49

Fund Governance	50

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>  detailed up-to-date fund performance and portfolio information

>  economic analysis and market commentary

>  quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 8.51% without sales charge.

■ The fund underperformed its benchmark, the Barclays Aggregate Bond Index1, which returned 8.91%.

■ The fund's asset allocations were largely favorable, but a shorter-than-average maturity profile created a modest performance disadvantage compared to the index.

Portfolio Management

Alexander D. Powers, lead manager, has co-managed the fund since or the predecessor fund since 1997. From 1996 until joining Columbia Management Advisers, LLC (the Investment Manager) in May 2010, Mr. Powers was associated with the fund's previous investment adviser as an investment professional.

Carl Pappo has co-managed the fund or the predecessor fund since 2010. From 1993 until joining the Investment Manager in May 2010, Mr. Pappo was associated with the fund's previous investment adviser as an investment professional.

Michael Zazzarino has co-managed the fund or the predecessor fund since 2005. From 2005 until joining the Investment Manager in May 2010, Mr. Zazzarino was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+8.51%

Class A shares (without sales charge)

+8.91%

Barclays Aggregate Bond Index

1

Performance Information – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A*	16,718	15,929
Class B*	15.527	15,527
Class C*	15,583	15,583
Class I*	17,167	n/a
Class R*	16,048	n/a
Class T*	16,901	16,104
Class W*	16,735	n/a
Class Y*	17,184	n/a
Class Z	17,154	n/a

Average annual total return as of 04/30/12 (%)

Share class	A*		B*		C*		I*	R*	T*		W*	Y*	Z
Inception	3/31/08		03/07/11		03/31/08		09/27/10	11/16/11	03/07/11		09/27/10	07/15/09	01/09/86
Sales charge	without	with	without	with	without	with	without	without	without	with	without	without	without
1-month (cumulative)	1.08	–3.68	1.02	–3.98	1.03	0.03	1.21	1.06	1.20	–3.58	1.09	1.11	1.10
1-year	7.15	2.01	6.34	1.34	6.50	5.50	7.46	6.81	7.27	2.22	7.03	7.35	7.42
5-year	5.91	4.88	5.14	4.81	5.17	5.17	6.21	5.50	6.03	5.00	5.93	6.23	6.19
10-year	5.27	4.77	4.50	4.50	4.54	4.54	5.55	4.84	5.39	4.88	5.28	5.56	5.54

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Y and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a distribution (12b-1) fee. Class I, W, Y and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.30		1,020.89	4.04		4.02	0.80
Class B	1,000.00	1,000.00	1,026.50		1,017.16	7.81		7.77	1.55
Class C	1,000.00	1,000.00	1,026.10		1,017.80	7.15		7.12	1.42
Class I	1,000.00	1,000.00	1,030.70		1,022.33	2.57		2.56	0.51
Class R	1,000.00	1,000.00	1,028.30	*	1,019.69	4.75	*	5.22	1.04 *
Class T	1,000.00	1,000.00	1,030.80		1,021.38	3.53		3.52	0.70
Class W	1,000.00	1,000.00	1,029.10		1,020.93	3.99		3.97	0.79
Class Y	1,000.00	1,000.00	1,030.70		1,022.33	2.57		2.56	0.51
Class Z	1,000.00	1,000.00	1,030.50		1,022.13	2.78		2.77	0.55

*For the period November 16, 2011 through April 30, 2012. Class R shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio breakdown1

(at April 30, 2012) (%)

Corporate Bonds & Notes	25.8
Residential Mortgage-Backed Securities—Agency	35.8
Residential Mortgage-Backed Securities—Non-Agency	0.4
Commercial Mortgage-Backed Securities—Agency	2.0
Commercial Mortgage-Backed Securities—Non-Agency	15.1
Asset-Backed Securities— Non-Agency	1.9
U.S. Treasury Obligations	9.7
U.S. Government & Agency Obligations	2.3
Foreign Government Obligations	0.9
Municipal Bonds	1.1
Common Stocks	0.0	*
Preferred Debt	0.5
Treasury Note Short-Term	4.1
Other[2]	0.4

*Rounds to less than 0.1%.

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in money market funds.

Quality breakdown1

(at April 30, 2012) (%)

AAA rating	67.4
AA rating	4.1
A rating	11.2
BBB rating	16.3
Non-investment grade	0.8
Not rated	0.2

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 8.51% without sales charge. The fund's benchmark, the Barclays Aggregate Bond Index, returned 8.91% for the same period. This performance shortfall can be accounted for by the fund's relatively short maturity profile during the period. Holding longer-term securities was rewarded as interest rates declined.

A shifting economic environment

During this period, the fixed-income markets behaved largely in accordance with investors' changing views about the strength of the economic recovery. Early in the period, when investors were optimistic that the U.S. economy had turned a corner, corporate bonds and other riskier fixed-income assets tended to outperform Treasury securities. This trend reversed itself sharply in August 2011, when the European sovereign crisis erupted and financial markets experienced a global selloff. Riskier assets enjoyed a recovery in the fourth quarter of 2011, but the dual threats of unemployment at home and structural risks in Europe have kept a lid on investor optimism.

Corporate and commercial mortgage-backed overweight added performance

Against this backdrop, the fund maintained an overweight position in corporate bonds and commercial mortgage-backed securities. While this overweight, on balance, aided the portfolio, the fund elected to reduce holdings somewhat in these sectors during the summer of 2011, preferring to increase exposure to low-coupon agency mortgages when the Federal Reserve Board (the Fed) indicated a commitment to support that segment of the market. In addition, the yield advantage of corporate bonds versus Treasury securities had declined to the point where we felt that upside potential had been reduced, especially given the economic uncertainties created by the deteriorating situation in Europe. This move toward risk aversion made a positive contribution to the fund's relative performance.

Toward the end of 2011, the fund began to buy back corporates and other riskier assets, given their interim price declines, as well as an apparent improvement in European financials. The new corporate bond purchases emphasized the financial sector, which we felt came out of the market decline with a more attractive risk-reward profile than industrial bonds and other alternative sectors.

The portfolio maintained roughly this same asset allocation for the remainder of the period, with the total amount devoted to higher-risk assets not substantially different from where we began, but with a different composition. The fund's maturity profile was increased in the first quarter of 2012 after having been shorter than the index throughout the period. Given the trend toward lower rates (for example, yields on the 10-year bond dropped from 3.29% to 1.92% during the period), these short maturities hurt the fund's relative performance.

4

Portfolio Manager's Report (continued) – Columbia Bond Fund

Looking ahead

We plan to continue to monitor the fixed-income initiatives of the Fed in an effort to achieve the ideal asset mix. As the economic recovery continues to languish, we consider it increasingly likely that the central bank will initiate another round of quantitative easing—a program designed to increase the money supply at a time when the discount rate and other standard interest rate benchmarks are already close to zero. We would not be surprised to see such an effort emerge during the summer of 2012, when other forms of Fed stimulus will have reached their stated cutoff points. We also acknowledge the possibility that interest rates will go up, given the slight but measurable increase in inflation over the past year. Corporations have been reluctant to pass on higher costs to consumers during these difficult economic times, but at some point the cumulative effect of even a small amount of inflation could limit the Fed's ability to keep interest rates at historically low levels.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

5

Portfolio of Investments – Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 26.9%
Aerospace & Defense 0.3%
L-3 Communications Corp.
02/15/21	4.950%	$2,995,000	$3,204,952
Raytheon Co. Senior Unsecured
08/15/27	7.200%	1,600,000	2,131,821
Total			5,336,773
Airlines —%
Continental Airlines 1997-1 Class A Pass-Through Trust
04/01/15	7.461%	158,942	160,730
Banking 6.0%
Bank of America Corp. Senior Unsecured
01/24/22	5.700%	9,965,000	10,460,958
02/07/42	5.875%	2,635,000	2,604,044
Barclays Bank PLC Senior Unsecured
09/22/16	5.000%	4,465,000	4,817,681
Capital One/IV(a)
02/17/37	6.745%	3,705,000	3,705,000
Capital One/V
08/15/39	10.250%	3,960,000	4,128,300
Citigroup, Inc. Senior Unsecured
01/10/17	4.450%	2,900,000	3,029,349
01/30/42	5.875%	2,765,000	2,941,424
Comerica Bank Subordinated Notes
08/22/17	5.200%	1,940,000	2,164,741
Discover Bank Subordinated Notes
11/18/19	8.700%	3,735,000	4,710,974
Fifth Third Bancorp Senior Unsecured
01/25/16	3.625%	3,190,000	3,383,397
HSBC Holdings PLC Senior Unsecured
01/14/22	4.875%	530,000	571,555
HSBC USA, Inc. Subordinated Notes
09/27/20	5.000%	4,125,000	4,177,020
ING Bank NV Senior Unsecured(b)
03/15/16	4.000%	2,960,000	3,003,243
JPMorgan Chase & Co.(a)
04/29/49	7.900%	1,205,000	1,320,246
JPMorgan Chase Capital XVIII
08/17/36	6.950%	380,000	380,950
JPMorgan Chase Capital XX
09/29/36	6.550%	5,753,000	5,774,574
JPMorgan Chase Capital XXII
02/02/37	6.450%	5,646,000	5,646,000
JPMorgan Chase Capital XXIII(a)
05/15/47	1.503%	805,000	595,717
KeyCorp Senior Unsecured
03/24/21	5.100%	5,390,000	6,059,239

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Banking (cont.)
Lloyds TSB Bank PLC Bank Guaranteed(b)
01/12/15	4.375%	$3,890,000	$3,978,750
Merrill Lynch & Co., Inc. Senior Unsecured
02/03/14	5.000%	3,085,000	3,185,975
Subordinated Notes
05/02/17	5.700%	1,465,000	1,502,632
National City Preferred Capital Trust I(a)(c)
12/31/49	12.000%	1,658,000	1,764,775
PNC Financial Services Group, Inc.(a)
07/29/49	6.750%	2,560,000	2,683,315
Scotland International Finance No. 2 BV Bank Guaranteed(b)
05/23/13	4.250%	1,700,000	1,699,820
State Street Corp.
03/15/18	4.956%	3,640,000	3,857,097
State Street Corp.(c) Senior Unsecured
03/07/16	2.875%	1,785,000	1,879,005
USB Capital XIII Trust
12/15/39	6.625%	2,170,000	2,212,814
Wells Fargo & Co. Senior Unsecured(a)
06/15/16	3.676%	11,160,000	11,972,928
Westpac Banking Corp. Senior Unsecured(c)
12/09/15	3.000%	1,100,000	1,141,005
Total			105,352,528
Brokerage 0.1%
Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	1,255,000	1,435,118
Chemicals 0.7%
Dow Chemical Co. (The) Senior Unsecured
05/15/18	5.700%	2,125,000	2,469,883
05/15/19	8.550%	2,750,000	3,646,519
05/15/39	9.400%	150,000	234,522
Dow Chemical Co. (The)(c) Senior Unsecured
11/15/20	4.250%	2,335,000	2,478,250
Lubrizol Corp.
02/01/19	8.875%	2,305,000	3,155,737
Total			11,984,911
Diversified Manufacturing 0.2%
Tyco International Ltd./Finance SA
01/15/21	6.875%	2,460,000	3,114,901
Electric 2.5%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	1,635,000	2,017,320

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%	$2,360,000	$2,792,864
09/15/17	6.150%	1,690,000	2,053,710
08/01/20	4.000%	3,415,000	3,763,624
03/15/36	5.900%	640,000	801,939
Senior Unsecured
07/15/18	6.950%	1,280,000	1,551,045
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%	155,000	215,841
Detroit Edison Co. (The) 1st Mortgage
10/01/20	3.450%	3,860,000	4,101,879
Dominion Resources, Inc. Senior Unsecured
08/15/19	5.200%	335,000	392,077
Duke Energy Carolinas LLC 1st Mortgage
10/01/15	5.300%	305,000	349,115
Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%	790,000	928,268
FPL Energy National Wind LLC Senior Secured(b)
03/10/24	5.608%	556,010	575,459
Georgia Power Co. Senior Unsecured
06/01/17	5.700%	1,015,000	1,219,306
09/01/40	4.750%	3,640,000	3,963,887
MidAmerican Energy Holdings Co. Senior Unsecured
10/01/12	5.875%	1,415,000	1,445,655
Nevada Power Co.(c)
09/15/40	5.375%	5,350,000	6,279,375
Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%	1,830,000	2,041,583
Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	1,675,000	1,938,878
Peco Energy Co. 1st Mortgage
03/01/18	5.350%	1,860,000	2,211,131
Southern California Edison Co. 1st Mortgage
01/15/16	5.000%	2,500,000	2,841,690
09/01/40	4.500%	1,085,000	1,172,735
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	1,715,000	1,959,211
Total			44,616,592
Entertainment 0.2%
Time Warner, Inc.
11/15/36	6.500%	2,780,000	3,278,107

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Food and Beverage 1.2%
Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	$1,865,000	$2,467,497
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	2,775,000	3,370,548
General Mills, Inc. Senior Unsecured
12/15/21	3.150%	7,280,000	7,401,365
Kraft Foods, Inc. Senior Unsecured
02/09/16	4.125%	4,995,000	5,461,628
PepsiCo, Inc. Senior Unsecured
01/15/20	4.500%	1,705,000	1,945,649
Total			20,646,687
Gas Distributors 0.5%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	2,415,000	2,846,049
03/15/19	8.500%	2,360,000	3,126,306
Sempra Energy Senior Unsecured
06/01/16	6.500%	2,045,000	2,433,570
Total			8,405,925
Gas Pipelines 1.6%
El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	3,738,000	3,949,003
Energy Transfer Partners LP Senior Unsecured
02/01/42	6.500%	2,190,000	2,321,231
Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	1,585,000	1,869,890
09/01/39	6.500%	330,000	371,831
NiSource Finance Corp.
09/15/17	5.250%	685,000	767,664
Plains All American Pipeline LP/Finance Corp.
05/01/18	6.500%	1,215,000	1,473,369
05/01/19	8.750%	2,410,000	3,179,303
01/15/20	5.750%	545,000	632,496
Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	2,325,000	3,001,419
TransCanada PipeLines Ltd.(a)
05/15/67	6.350%	7,640,000	7,975,335
Williams Partners LP Senior Unsecured
04/15/40	6.300%	1,715,000	2,037,321
Total			27,578,862
Health Care 0.7%
Express Scripts Holding Co.(b)
02/15/17	2.650%	5,349,000	5,445,159
02/15/22	3.900%	6,350,000	6,534,683
Total			11,979,842

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Healthcare Insurance 0.1%
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%	$1,935,000	$2,360,270
Home Construction —%
D.R. Horton, Inc.
09/15/14	5.625%	365,000	385,075
Independent Energy 0.5%
Canadian Natural Resources Ltd. Senior Unsecured
03/15/38	6.250%	2,840,000	3,544,843
Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,290,000	1,593,756
Nexen, Inc. Senior Unsecured
03/10/35	5.875%	1,080,000	1,130,938
07/30/39	7.500%	1,610,000	1,972,287
Total			8,241,824
Integrated Energy 0.4%
Hess Corp. Senior Unsecured
08/15/31	7.300%	1,966,000	2,530,114
02/15/41	5.600%	1,509,000	1,632,198
Shell International Finance BV
03/25/40	5.500%	2,950,000	3,684,432
Total			7,846,744
Life Insurance 1.6%
Lincoln National Corp. Senior Unsecured
07/01/19	8.750%	2,870,000	3,671,163
Lincoln National Corp.(a)
04/20/67	6.050%	8,302,000	7,720,860
MetLife Capital Trust X(b)
04/08/38	9.250%	2,815,000	3,434,300
MetLife, Inc.
08/01/39	10.750%	2,690,000	3,739,100
Prudential Financial, Inc. Senior Unsecured
06/15/19	7.375%	3,040,000	3,783,848
Prudential Financial, Inc.(a)
06/15/38	8.875%	5,290,000	6,275,263
Total			28,624,534
Media Cable 0.8%
Comcast Corp.
11/15/15	5.850%	4,250,000	4,895,290
03/01/20	5.150%	925,000	1,079,290
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(b)
03/15/17	2.400%	3,636,000	3,644,083
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	2,445,000	2,544,610
Time Warner Cable, Inc.
05/01/17	5.850%	1,905,000	2,231,092
Total			14,394,365

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Non-Cable 0.8%
NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	$7,625,000	$7,974,065
News America, Inc.
12/15/35	6.400%	2,715,000	3,106,859
02/15/41	6.150%	2,639,000	3,028,664
Total			14,109,588
Metals 0.6%
ArcelorMittal Senior Unsecured
10/15/39	7.000%	3,660,000	3,568,873
03/01/41	6.750%	1,125,000	1,063,817
Nucor Corp. Senior Unsecured
06/01/18	5.850%	2,765,000	3,342,979
Vale Overseas Ltd.
11/21/36	6.875%	2,300,000	2,737,479
Total			10,713,148
Non-Captive Consumer 0.1%
Discover Financial Services(b)
04/27/22	5.200%	1,275,000	1,322,952
Non-Captive Diversified 0.6%
General Electric Capital Corp. Senior Unsecured
01/07/21	4.625%	9,110,000	9,881,544
Oil Field Services 0.1%
Halliburton Co. Senior Unsecured
09/15/18	5.900%	1,280,000	1,570,040
Weatherford International Ltd.
03/15/38	7.000%	885,000	1,009,508
Total			2,579,548
Other Industry 0.3%
President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	2,690,000	3,159,184
President and Fellows of Harvard College(b)
01/15/39	6.500%	1,460,000	2,133,512
Total			5,292,696
Pharmaceuticals 0.3%
Johnson & Johnson Senior Unsecured
05/15/41	4.850%	3,002,000	3,542,174
Wyeth LLC
02/15/16	5.500%	1,500,000	1,746,258
Total			5,288,432
Property & Casualty 0.6%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	975,000	1,050,722
11/15/19	7.350%	2,405,000	2,853,148
08/15/21	5.750%	780,000	853,572
Liberty Mutual Group, Inc.(a)(b)
06/15/58	10.750%	780,000	1,060,800

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Property & Casualty (cont.)
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	$3,710,000	$4,230,732
Total			10,048,974
Railroads 0.8%
BNSF Funding Trust I(a)
12/15/55	6.613%	3,115,000	3,243,494
Burlington Northern Santa Fe LLC Senior Unsecured
08/15/30	7.950%	1,025,000	1,413,556
CSX Corp. Senior Unsecured
06/01/21	4.250%	4,585,000	4,989,670
05/30/42	4.750%	2,390,000	2,397,832
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	1,140,000	1,373,580
Total			13,418,132
REITs 0.5%
Brandywine Operating Partnership LP
05/15/15	7.500%	2,860,000	3,196,259
Duke Realty LP Senior Unsecured
08/15/19	8.250%	4,004,600	4,994,301
Highwoods Realty LP Senior Unsecured
03/15/17	5.850%	810,000	875,220
Total			9,065,780
Restaurants 0.7%
McDonald's Corp. Senior Unsecured
05/20/21	3.625%	7,800,000	8,576,162
02/01/39	5.700%	1,375,000	1,733,130
McDonald's Corp.(c) Senior Unsecured
07/15/40	4.875%	1,800,000	2,058,451
Total			12,367,743
Retailers 0.5%
Best Buy Co., Inc. Senior Unsecured(c)
03/15/21	5.500%	2,105,000	1,969,347
CVS Pass-Through Trust(b) Pass-Through Certificates
01/11/27	5.298%	519,982	543,310
07/10/31	8.353%	2,799,046	3,662,441
Macy's Retail Holdings, Inc.
01/15/42	5.125%	3,380,000	3,413,574
Total			9,588,672
Supermarkets 0.5%
Kroger Co. (The)
10/01/15	3.900%	5,825,000	6,341,305
12/15/18	6.800%	2,665,000	3,299,043
Total			9,640,348

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Supranational 0.2%
European Investment Bank Senior Unsecured
05/30/17	5.125%	$2,305,000	$2,692,708
Technology 0.9%
Corning, Inc. Senior Unsecured
03/15/42	4.750%	3,640,000	3,634,409
Hewlett-Packard Co. Senior Unsecured
06/01/21	4.300%	1,500,000	1,542,569
09/15/21	4.375%	2,505,000	2,598,509
12/09/21	4.650%	1,995,000	2,108,059
09/15/41	6.000%	4,745,000	5,244,800
Total			15,128,346
Transportation Services 0.2%
ERAC U.S.A. Finance LLC(b)
10/01/20	5.250%	3,305,000	3,648,269
Wireless 0.1%
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured
11/15/18	8.500%	1,800,000	2,478,508
Wirelines 1.7%
AT&T, Inc. Senior Unsecured
06/15/16	5.625%	1,945,000	2,267,403
02/15/39	6.550%	3,030,000	3,755,730
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	3,175,000	3,304,457
Embarq Corp. Senior Unsecured
06/01/36	7.995%	2,785,000	2,795,388
Telecom Italia Capital SA
07/18/36	7.200%	3,690,000	3,380,963
Telefonica Emisiones SAU
06/20/16	6.421%	3,120,000	3,211,762
07/03/17	6.221%	945,000	964,097
04/27/20	5.134%	3,185,000	2,951,912
Verizon Communications, Inc. Senior Unsecured
04/01/16	3.000%	5,350,000	5,703,924
04/01/21	4.600%	975,000	1,103,908
Total			29,439,544
Total Corporate Bonds & Notes (Cost: $431,216,041)			$472,448,720
Residential Mortgage-Backed Securities – Agency 37.3%
Federal Home Loan Mortgage Corp.(d)
12/01/40	4.000%	$90,866,134	$96,670,624
05/01/41-06/01/41	4.500%	31,350,414	34,075,819
03/01/21-05/01/41	5.000%	2,749,747	3,032,461
12/01/14-12/01/35	7.000%	737,161	861,766
09/01/25-10/01/29	7.500%	66,306	80,621
06/01/26	8.000%	1,186	1,441
09/01/16	9.500%	375	423

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities – Agency (continued)
Federal National Mortgage Association(a)(d)
08/01/36	2.324%	$114,345	$115,686
Federal National Mortgage Association(d)
12/01/40-12/01/41	4.000%	76,927,583	82,138,277
04/01/40-07/01/41	4.500%	130,854,133	142,739,411
07/01/40-09/01/40	5.000%	71,452,602	78,287,111
08/01/37-01/01/40	5.500%	24,888,748	27,331,844
07/01/38	6.000%	16,925,607	18,766,928
02/01/13	6.500%	8,475	8,630
06/01/32	7.000%	11,870	13,990
10/01/15-01/01/30	7.500%	54,043	62,966
12/01/29-05/01/30	8.000%	228,126	268,686
08/01/17	8.500%	543	552
10/01/20-12/01/20	10.000%	137,437	159,104
Federal National Mortgage Association(d)(e)
05/01/42	3.500%	55,000,000	57,105,466
Federal National Mortgage Association(d)(f)
02/01/41	4.000%	21,830,648	23,321,697
Government National Mortgage Association(a)(d)
07/20/22	1.625%	36,411	37,699
07/20/21	2.000%	27,888	28,892
04/20/22-06/20/28	2.375%	218,475	226,611
Government National Mortgage Association(d)
02/15/41	4.000%	19,397,652	21,029,782
06/15/39-03/15/41	4.500%	43,247,634	47,381,670
03/20/28	6.000%	110,041	124,712
05/15/23-12/15/31	6.500%	148,740	173,593
09/15/13-05/15/32	7.000%	404,387	476,571
04/15/26-03/15/30	7.500%	365,336	417,332
05/15/23-01/15/30	8.000%	203,854	235,222
01/15/17-12/15/17	8.500%	367,120	413,879
11/15/17-06/15/30	9.000%	244,068	273,622
11/15/17-08/15/20	9.500%	203,118	232,922
05/15/16-07/15/17	10.000%	12,546	12,924
06/15/13	11.500%	4,787	4,811
Government National Mortgage Association(d)(e)
05/01/42	3.500%	18,000,000	18,959,062
Vendee Mortgage Trust(a)(d)(g) CMO IO Series 1998-1 Class 2IO
03/15/28	0.412%	4,115,639	37,412
CMO IO Series 1998-3 Class IO
03/15/29	0.264%	5,383,325	28,208
Total Residential Mortgage-Backed Securities – Agency (Cost: $630,494,354)			$655,138,427
Residential Mortgage-Backed Securities – Non-Agency 0.4%
American Mortgage Trust Series 2093-3 Class 3A(d)(h)(i)
07/27/23	8.188%	$9,843	$5,968
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(d)
08/27/37	6.000%	880,427	926,344
Credit Suisse Mortgage Capital Certificates(a)(b)(d) CMO Series 2011-16R Class 7A3
12/27/36	3.500%	1,865,144	1,837,074

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities – Non-Agency (continued)
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	$1,965,033	$2,016,616
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(d)
09/25/57	2.667%	1,760,000	1,760,000
Total Residential Mortgage-Backed Securities – Non-Agency (Cost: $6,512,235)			$6,546,002
Commercial Mortgage-Backed Securities – Agency 2.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K706 Class A2(d)
10/25/18	2.323%	$10,757,000	$11,011,580
Federal National Mortgage Association(d)
12/01/12	4.680%	1,152,752	1,155,839
09/01/19	4.760%	5,761,739	6,541,713
06/01/19	4.770%	5,875,553	6,657,765
01/01/19	2.600%	10,000,000	10,371,102
02/01/19	7.785%	1,355,187	1,493,245
Total Commercial Mortgage-Backed Securities – Agency (Cost: $35,345,181)			$37,231,244
Commercial Mortgage-Backed Securities – Non-Agency 15.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-4 Class A5A(d)
07/10/45	4.933%	$17,198,000	$18,835,043
Bear Stearns Commercial Mortgage Securities(a)(d) Series 2004-T14 Class A4
01/12/41	5.200%	11,705,000	12,375,650
Bear Stearns Commercial Mortgage Securities(d) Series 2002-TOP8 Class A2
08/15/38	4.830%	2,086,044	2,101,902
Series 2003-T10 Class A2
03/13/40	4.740%	15,330,824	15,609,676
Series 2006-PW14 Class A4
12/11/38	5.201%	3,310,000	3,720,255
Series 2006-T24 Class A4
10/12/41	5.537%	7,328,000	8,352,323
Series 2007-PW18 Class A4
06/11/50	5.700%	8,455,000	9,715,091
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(d) Series 2007-CD5 Class A4
11/15/44	5.886%	4,450,000	5,138,023
Citigroup/Deutsche Bank Commercial Mortgage Trust(d) Series 2007-CD4 Class A4
12/11/49	5.322%	8,830,000	9,795,040
Commercial Mortgage Asset Trust(a)(d) Series 1999-C1 Class B
01/17/32	7.230%	2,000,000	2,118,062
Series 1999-C2 Class C
11/17/32	7.800%	3,556,000	3,803,341
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2 Class A4(d)
03/15/36	4.801%	3,490,000	3,555,668

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Non-Agency (continued)
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(a)(d)
06/15/38	6.008%	$9,060,000	$10,303,911
GMAC Commercial Mortgage Securities, Inc.(a)(d) CMO Series 2003-C2 Class A2
05/10/40	5.636%	1,060,000	1,109,824
GMAC Commercial Mortgage Securities, Inc.(d) Series 2003-C3 Class A4
04/10/40	5.023%	1,650,000	1,723,582
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(d)
07/10/39	4.751%	4,575,000	4,971,762
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4(a)(d)
08/10/42	4.799%	5,755,000	6,202,900
JPMorgan Chase Commercial Mortgage Securities Corp.(a)(d) Series 2003-CB6 Class A2
07/12/37	5.255%	3,875,000	4,026,013
Series 2003-CB7 Class A4
01/12/38	4.879%	3,847,697	4,015,633
Series 2005-LDP4 Class A4
10/15/42	4.918%	9,640,000	10,457,241
Series 2006-CB15 Class ASB
06/12/43	5.790%	1,988,830	2,125,841
JPMorgan Chase Commercial Mortgage Securities Corp.(d) Series 2002-CIB4 Class A3
05/12/34	6.162%	72,461	72,435
Series 2003-C1 Class A2
01/12/37	4.985%	1,765,000	1,797,693
Series 2006-CB16 Class A4
05/12/45	5.552%	7,600,000	8,554,689
Series 2007-CB18 Class A4
06/12/47	5.440%	8,120,000	9,099,548
LB-UBS Commercial Mortgage Trust(a)(d) Series 2003-C8 Class A4
11/15/32	5.124%	6,865,000	7,205,243
Series 2004-C6 Class A6
08/15/29	5.020%	3,135,000	3,356,670
LB-UBS Commercial Mortgage Trust(d) Series 2003-C3 ClassA4
05/15/32	4.166%	3,525,000	3,614,690
Series 2005-C3 Class A5
07/15/30	4.739%	4,395,000	4,801,529
Series 2007-C2 Class A3
02/15/40	5.430%	8,930,000	9,864,141
Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(a)(d)(g)
12/15/30	0.500%	2,455,174	24,662
Merrill Lynch Mortgage Trust Series 2005-MCP1 Class A4(a)(d)
06/12/43	4.747%	10,000,000	10,859,140
Morgan Stanley Capital I(d) Series 2003-IQ6 Class A4
12/15/41	4.970%	12,337,000	12,969,666
Series 2003-T11 Class A4
06/13/41	5.150%	16,419,517	17,028,550

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Non-Agency (continued)
Series 2004-T13 Class A4
09/13/45	4.660%	$6,224,000	$6,524,594
Morgan Stanley Dean Witter Capital I(d) Series 2001-TOP3 Class A4
07/15/33	6.390%	32,020	32,001
Series 2003-HQ2 Class A2
03/12/35	4.920%	7,000,000	7,153,363
Series 2003-TOP9 Class A2
11/13/36	4.740%	4,003,829	4,059,810
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(a)(b)(d)
08/15/45	5.980%	5,731,000	6,468,442
Nomura Asset Securities Corp. Series 1998-D6 Class A4(a)(d)
03/15/30	7.899%	4,025,000	4,198,731
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class A2(d)
04/15/45	2.191%	6,818,000	6,930,299
Wachovia Bank Commercial Mortgage Trust(a)(d) Series 2004-C12 Class A3
07/15/41	5.230%	4,029,786	4,046,610
Series 2005-C22 Class A4
12/15/44	5.443%	6,910,000	7,717,724
Total Commercial Mortgage-Backed Securities – Non-Agency (Cost: $262,664,850)			$276,437,011
Asset-Backed Securities – Non-Agency 2.0%
Ally Auto Receivables Trust Series 2011-5 Class A3
11/15/15	0.990%	$2,485,000	$2,488,393
BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	2,390,000	2,393,291
Bombardier Capital Mortgage Securitization Corp. Series 1998-A Class A3
04/15/28	6.230%	1,200	1,188
CNH Equipment Trust Series 2010-C Class A3
05/15/15	1.170%	4,297,760	4,312,720
Series 2011-B Class A3
08/15/16	0.910%	995,000	997,001
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%	455,000	458,417
Citigroup Mortgage Loan Trust, Inc.(a) Series 2005-WF2 Class MF1
08/25/35	5.517%	2,800,000	224,280
Series 2005-WF2 Class MF2
08/25/35	5.666%	820,034	14,073
Conseco Financial Corp. Series 1996-5 Class A7(a)
07/15/27	8.250%	149,154	152,595
Equity One ABS, Inc. Series 2004-3 Class AV2(a)
07/25/34	0.579%	356,903	244,610

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities – Non-Agency (continued)
Franklin Auto Trust Series 2008-A Class C(b)
05/20/16	7.160%	$2,812,221	$2,850,827
Harley-Davidson Motorcycle Trust Series 2007-2 Class B
03/15/14	5.230%	1,500,000	1,502,638
Mercedes-Benz Auto Lease Trust Series 2011-B Class A3(b)
08/15/14	1.070%	4,000,000	4,017,923
Nissan Auto Lease Trust Series 2011-B Class A3
02/16/15	0.920%	3,000,000	3,008,198
Nissan Auto Receivables Owner Trust Series 2011-B Class A3
02/16/16	0.959%	2,145,000	2,154,011
Porsche Innovative Lease Owner Trust Series 2011-1 Class A3(b)
09/22/14	1.090%	2,500,000	2,504,136
SMART Trust Series 2012-1USA Class A4A(b)
12/14/17	2.010%	1,725,000	1,723,535
Toyota Auto Receivables Owner Trust Series 2011-B Class A3
06/15/15	0.680%	2,000,000	2,000,399
Volkswagen Auto Lease Trust Series 2011-A Class A3
10/20/14	1.200%	4,500,000	4,535,572
Total Asset-Backed Securities – Non-Agency (Cost: $39,148,596)			$35,583,807
U.S. Treasury Obligations 10.1%
U.S. Treasury
02/15/42	3.125%	$190,000	$190,535
U.S. Treasury(c)
01/31/17	0.875%	15,100,000	15,180,211
02/28/17	0.875%	48,980,000	49,217,259
03/31/17	1.000%	13,115,000	13,246,150
02/15/22	2.000%	14,320,000	14,427,400
11/15/41	3.125%	21,680,000	21,747,750
U.S. Treasury(j)
STRIPS
02/15/22	0.000%	48,715,000	39,788,366
02/15/40	0.000%	58,500,000	23,542,155
Total U.S. Treasury Obligations (Cost: $164,382,979)			$177,339,826
U.S. Government & Agency Obligations 2.4%
Residual Funding Corp.(j)
STRIPS
10/15/20	0.000%	$14,620,000	$12,184,381
01/15/21	0.000%	26,765,000	21,997,591
01/15/30	0.000%	14,000,000	7,889,210
Total U.S. Government & Agency Obligations (Cost: $33,478,394)			$42,071,182

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 0.9%
CANADA 0.4%
Hydro Quebec
12/01/29	8.500%	$1,020,000	$1,636,835
Province of Quebec Senior Unsecured(c)
05/14/18	4.625%	5,190,000	6,046,568
Total			7,683,403
MEXICO 0.2%
Pemex Project Funding Master Trust
03/01/18	5.750%	3,000,000	3,420,000
QATAR 0.3%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	3,140,000	3,406,900
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b)
09/30/16	5.832%	1,159,093	1,246,025
Total			4,652,925
SOUTH KOREA —%
Export-Import Bank of Korea Senior Unsecured
10/17/12	5.500%	600,000	610,539
Total Foreign Government Obligations (Cost: $13,851,698)			$16,366,867
Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 1.1%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	$865,000	$1,116,334
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	2,820,000	3,565,975
06/01/40	5.731%	3,065,000	3,942,847
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	3,560,000	3,731,058
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	2,550,000	2,990,206
State of California Unlimited General Obligaion Taxable Bonds Various Purpose Series 2009-3
04/01/14	5.250%	260,000	280,540

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issue Description		Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
Unlimited General Obligation Bonds Taxable Series 2010
11/01/15		3.950%	$835,000	$903,662
Taxable Build America Bonds Series 2009
04/01/39		7.550%	2,390,000	3,160,488
Total Municipal Bonds (Cost: $16,228,000)				$19,691,110
Preferred Debt 0.5%
Banking 0.5%
Citigroup Capital XIII(a) 10/30/40		7.875%	145,190	$3,866,410
U.S. Bancorp(a) 01/15/22		6.500%	180,000	4,870,800
Total				8,737,210
Total Preferred Debt (Cost: $8,582,886)				$8,737,210
Issuer			Shares	Value
Common Stocks —%
FINANCIALS —%
Diversified Financial Services —%
Leucadia National Corp.			39	$969
TOTAL FINANCIALS				969
Total Common Stocks (Cost: $—)				$969
			Shares	Value
Money Market Funds 0.4%
Columbia Short-Term Cash Fund,
0.144	%(k)(l)		7,416,654	$7,416,654
Total Money Market Funds (Cost: $7,416,654)				$7,416,654

Issuer	Coupon Rate	Principal Amount	Value
Treasury Note Short-Term 4.3%
U.S. Treasury Bills 0.060%		$75,550,000	$75,548,674
Total Treasury Note Short-Term (Cost: $75,548,548)			$75,548,674
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.3%
Repurchase Agreements 1.3%
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(m)	0.240%	5,000,000	$5,000,000
RBS Securities, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,058(m)	0.210%	10,000,000	10,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $7,266,255(m)	0.210%	7,266,213	7,266,213
Total			22,266,213
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $22,266,213)			$22,266,213
Total Investments (Cost: $1,747,136,629)			$1,852,823,916
Other Assets & Liabilities, Net			(94,176,737)
Net Assets			$1,758,647,179

Investment in Derivatives

Futures Contracts Outstanding at April 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Note, 5-year	(4)	$(495,188)	June 2012	$—	$(508)
U.S. Treasury Note, 10-year	82	10,847,063	June 2012	192,411	—
U.S. Treasury Long Bond, 20-year	(142)	(20,288,250)	June 2012	—	(311,727)
U.S. Treasury Ultra Bond, 30-year	(297)	(46,870,313)	June 2012	—	(1,807,103)
Total				$192,411	$(2,119,338)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Bond Fund

April 30, 2012

Notes to Portfolio of Investments

(a)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $71,486,186 or 4.06% of net assets.

(c)  At April 30, 2012, security was partially or fully on loan.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  At April 30, 2012, investments in securities included securities valued at $1,851,601 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(h)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2012 was $5,968, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2012 was as follows:

Security Description	Acquisition Dates	Cost
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	10/22/10-10/12/11	$6,081

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2012, the value of these securities amounted to $5,968, which represents less than 0.01% of net assets.

(j)  Zero coupon bond.

(k)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(l)  Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$8,534,025	$54,745,664	$(55,863,035)	$—	$7,416,654	$1,351	$7,416,654

  Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$876,229,321	$(867,695,296)	$—	$8,534,025	$85,100	$8,534,025

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Columbia Bond Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

(m)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$2,530,245
Freddie Mac REMICS	2,569,755
Total Market Value of Collateral Securities	$5,100,000

RBS Securities, Inc. (0.210%)

Security Description	Value
United States Treasury Note/Bond	$10,200,050
Total Market Value of Collateral Securities	$10,200,050

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$5,050,000
Freddie Mac Gold Pool	2,361,537
Total Market Value of Collateral Securities	$7,411,537
Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Columbia Bond Fund

April 30, 2012

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Columbia Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$472,448,720	$—	$472,448,720
Residential Mortgage-Backed Securities — Agency	—	655,138,427	—	655,138,427
Residential Mortgage-Backed Securities — Non-Agency	—	4,523,418	2,022,584	6,546,002
Commercial Mortgage-Backed Securities — Agency	—	37,231,244	—	37,231,244
Commercial Mortgage-Backed Securities — Non-Agency	—	276,437,011	—	276,437,011
Asset-Backed Securities — Non-Agency	—	35,583,807	—	35,583,807
U.S. Treasury Obligations	114,009,305	63,330,521	—	177,339,826
U.S. Government & Agency Obligations	—	42,071,182	—	42,071,182
Foreign Government Obligations	—	16,366,867	—	16,366,867
Municipal Bonds	—	19,691,110	—	19,691,110
Preferred Debt	8,737,210	—	—	8,737,210
Total Bonds	122,746,515	1,622,822,307	2,022,584	1,747,591,406
Equity Securities
Common Stocks
Financials	969	—	—	969
Total Equity Securities	969	—	—	969
Short-Term Securities
Treasury Note Short-Term	75,548,674	—	—	75,548,674
Total Short-Term Securities	75,548,674	—	—	75,548,674
Other
Money Market Funds	7,416,654	—	—	7,416,654
Investments of Cash Collateral Received for Securities on Loan	—	22,266,213	—	22,266,213
Total Other	7,416,654	22,266,213	—	29,682,867
Investments in Securities	205,712,812	1,645,088,520	2,022,584	1,852,823,916
Derivatives
Assets
Futures Contracts	192,411	—	—	192,411
Liabilities
Futures Contracts	(2,119,338)	—	—	(2,119,338)
Total	$203,785,885	$1,645,088,520	$2,022,584	$1,850,896,989

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Columbia Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities— Non-Agency	Total
Balance as of March 31, 2011	$469,101	$6,571	$475,672
Accrued discounts/premiums	—	394	394
Realized gain (loss)	—	357	357
Change in unrealized appreciation (depreciation)*	—	55,208	55,208
Sales	—	(195,896)	(195,896)
Purchases	—	2,155,950	2,155,950
Transfers into Level 3	—	—	—
Transfers out of Level 3	(469,101)	—	(469,101)
Balance as of April 30, 2012	$—	$2,022,584	$2,022,584

*  Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2012 was $55,208, which is comprised of Residential Mortgage Backed Securities–Non Agency.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Mortgage Backed Securities classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on comparable securities, and the utilization of single market quotations from broker dealers.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Columbia Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$524,346,172	$—	$524,346,172
Residential Mortgage-Backed Securities — Agency	—	721,441,837	—	721,441,837
Residential Mortgage-Backed Securities — Non-Agency	—	2,853,415	2,059,103	4,912,518
Commercial Mortgage-Backed Securities — Agency	—	36,835,319	—	36,835,319
Commercial Mortgage-Backed Securities — Non-Agency	—	311,821,438	—	311,821,438
Asset-Backed Securities — Non-Agency	—	40,935,188	—	40,935,188
U.S. Treasury Obligations	100,388,158	60,545,183	—	160,933,341
U.S. Government & Agency Obligations	—	40,580,439	—	40,580,439
Foreign Government Obligations	—	17,701,941	—	17,701,941
Municipal Bonds	—	20,794,843	—	20,794,843
Preferred Debt	10,882,968	—	—	10,882,968
Total Bonds	111,271,126	1,777,855,775	2,059,103	1,891,186,004
Equity Securities
Common Stocks
Financials	1,018	—	—	1,018
Total Equity Securities	1,018	—	—	1,018
Short-Term Securities
Treasury Note Short-Term	76,544,492	—	—	76,544,492
Total Short-Term Securities	76,544,492	—	—	76,544,492
Other
Money Market Funds	8,534,025	—	—	8,534,025
Investments of Cash Collateral Received for Securities on Loan	—	45,604,635	—	45,604,635
Total Other	8,534,025	45,604,635	—	54,138,660
Investments in Securities	196,350,661	1,823,460,410	2,059,103	2,021,870,174
Derivatives
Assets
Futures Contracts	486,406	—	—	486,406
Total	$196,837,067	$1,823,460,410	$2,059,103	$2,022,356,580

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Statement of Assets and Liabilities – Columbia Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,717,453,762 and $1,874,610,123)	$1,823,141,049	$1,967,731,514
Affiliated issuers (identified cost $7,416,654 and $8,534,025)	7,416,654	8,534,025
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $— and $5,000,000)	—	5,000,000
Repurchase agreements (identified cost $22,266,213 and $40,604,635)	22,266,213	40,604,635
Total investments (identified cost $1,747,136,629 and $1,928,748,783)	1,852,823,916	2,021,870,174
Receivable for:
Investments sold	813,496	48,030,107
Capital shares sold	2,320,814	3,339,825
Dividends	1,318	92,574
Interest	10,527,788	11,080,234
Reclaims	20,919	—
Variation margin on futures contracts	—	612,891
Expense reimbursement due from Investment Manager	25,415	21,272
Prepaid expense	11,026	22,420
Trustees' deferred compensation plan	149,149	149,149
Other assets	3,301	6,052
Total assets	1,866,697,142	2,085,224,698
Liabilities
Due upon return of securities on loan	22,266,213	45,604,635
Payable for:
Investments purchased	—	26,458,288
Investments purchased on a delayed delivery basis	75,323,381	82,750,125
Capital shares purchased	4,963,136	32,307,004
Dividend distributions to shareholders	4,763,636	5,908,044
Variation margin on futures contracts	58,469	—
Investment management fees	61,437	22,402
Distribution and service fees	3,411	1,135
Transfer agent fees	299,784	327,248
Administration fees	9,274	3,366
Compensation of board members	36,074	35,294
Chief compliance officer expenses	109	318
Other expenses	115,890	110,978
Trustees' deferred compensation plan	149,149	149,149
Total liabilities	108,049,963	193,677,986
Net assets applicable to outstanding capital stock	$1,758,647,179	$1,891,546,712

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Statement of Assets and Liabilities (continued) – Columbia Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$1,641,929,576	$1,791,281,864
Excess of distributions over net investment income	(2,226,210)	(2,349,268)
Accumulated net realized gain	15,192,378	9,012,493
Unrealized appreciation (depreciation) on:
Investments	105,687,287	93,121,391
Futures contracts	(1,926,927)	486,406
Swap contracts	(8,925)	(6,174)
Total — representing net assets applicable to outstanding capital stock	$1,758,647,179	$1,891,546,712
*Value of securities on loan	$76,950,738	$104,938,682
Net assets applicable to outstanding shares
Class A	$82,929,248	$82,040,686
Class B	$2,872,025	$2,969,388
Class C	$17,129,310	$16,871,529
Class I	$15,545,238	$15,931,358
Class R	$2,553,327	$2,505,809
Class T	$15,630,078	$15,576,579
Class W	$2,520	$2,499
Class Y	$22,718,396	$22,474,313
Class Z	$1,599,267,037	$1,733,174,551
Shares outstanding
Class A	8,657,043	8,640,000
Class B	299,825	312,724
Class C	1,789,684	1,778,310
Class I	1,621,156	1,676,141
Class R	266,499	263,849
Class T	1,633,767	1,642,575
Class W	263	263
Class Y	2,368,190	2,363,458
Class Z	166,942,341	182,524,744
Net asset value per share
Class A(a)	$9.58	$9.50
Class B	$9.58	$9.50
Class C	$9.57	$9.49
Class I	$9.59	$9.50
Class R	$9.58	$9.50
Class T(a)	$9.57	$9.48
Class W	$9.58	$9.50
Class Y	$9.59	$9.51
Class Z	$9.58	$9.50

(a)  At April 30, 2012 the maximum offering price per share for Class A is $10.06 and Class T is $10.05. At March 31, 2012 the maximum offering price per share for Class A is 9.97 and Class T is 9.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Statement of Operations – Columbia Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012(b)
Net investment income
Income:
Dividends	$71,460	$436,190
Interest	5,775,712	83,652,222
Dividends from affiliates	1,351	85,100
Income from securities lending — net	18,267	62,175
Foreign taxes withheld	(7,319)	(1,000)
Total income	5,859,471	84,234,687
Expenses:
Investment management fees	674,221	9,193,773
Distribution fees
Class B	1,860	29,481
Class C	10,718	105,763
Class R	1,071	2,840
Service fees
Class A	17,423	192,222
Class B	620	9,827
Class C	3,571	35,265
Class W	1	7
Shareholder service fee — Class T	1,983	24,180
Transfer agent fees
Class A	13,548	157,683
Class B	482	8,396
Class C	2,777	28,748
Class R	416	1,821
Class T	2,570	33,099
Class W	—	6
Class Y	2	32
Class Z	280,270	4,064,075
Administration fees	101,460	1,355,768
Compensation of board members	11,610	28,894
Pricing and bookkeeping fees	—	29,937
Custodian fees	3,566	77,120
Printing and postage fees	10,333	221,438
Registration fees	9,555	333,897
Professional fees	55,248	126,863
Line of credit interest expense	—	50
Chief compliance officer expenses	104	1,429
Other	12,666	86,377
Total expenses	1,216,075	16,148,991
Fees waived or expenses reimbursed by
Investment Manager and its affiliates	(305,850)	(3,840,021)
Fees waived by Distributor — Class C	(2,148)	(21,128)
Expense reductions	—	(3,125)
Total net expenses	908,077	12,284,717
Net investment income	4,951,394	71,949,970
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,939,664	54,437,450
Futures contracts	178,597	(21,997,291)
Swap contracts	—	(542,362)
Net realized gain	6,118,261	31,897,797
Net change in unrealized appreciation (depreciation) on:
Investments	12,565,896	62,172,117
Futures contracts	(2,413,333)	(373,991)
Swap contracts	(2,751)	(17,099)
Net change in unrealized appreciation	10,149,812	61,781,027
Net realized and unrealized gain	16,268,073	93,678,824
Net increase in net assets resulting from operations	$21,219,467	$165,628,794

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class R shares are for the period from November 16, 2011 (commencement of operations) to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Statement of Changes in Net Assets – Columbia Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012(b)	March 31, 2011(c)(d)
Operations
Net investment income	$4,951,394	$71,949,970	$25,455,366
Net realized gain	6,118,261	31,897,797	17,533,572
Net change in unrealized appreciation (depreciation)	10,149,812	61,781,027	(13,509,262)
Net increase in net assets resulting from operations	21,219,467	165,628,794	29,479,676
Distributions to shareholders from:
Net investment income
Class A	(196,884)	(2,343,459)	(582,015)
Class B	(5,193)	(91,522)	(6,643)
Class C	(32,112)	(358,116)	(69,531)
Class I	(41,633)	(2,361,910)	(432,741)
Class R	(5,535)	(15,351)	—
Class T	(38,608)	(509,007)	(27,533)
Class W	(6)	(76)	(38)
Class Y	(59,561)	(714,298)	(667,568)
Class Z	(4,387,180)	(65,304,401)	(25,311,264)
Net realized gains
Class A	—	(964,301)	(319,407)
Class B	—	(48,988)	—
Class C	—	(169,166)	(47,886)
Class I	—	(771,001)	(194,191)
Class R	—	(21)	—
Class T	—	(205,032)	—
Class W	—	(32)	(34)
Class Y	—	(246,748)	(417,810)
Class Z	—	(24,119,296)	(13,371,222)
Total distributions to shareholders	(4,766,712)	(98,222,725)	(41,447,883)
Increase (decrease) in net assets from share transactions	(149,352,288)	(716,438,392)	1,938,449,927
Total increase (decrease) in net assets	(132,899,533)	(649,032,323)	1,926,481,720
Net assets at beginning of year	1,891,546,712	2,540,579,035	614,097,315
Net assets at end of year	$1,758,647,179	$1,891,546,712	$2,540,579,035
Undistributed (excess of distributions over) net investment income	$(2,226,210)	$(2,349,268)	$986,530

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class R shares are for the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(c)  Class B and Class T shares are for the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(d)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Statement of Changes in Net Assets (continued) – Columbia Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012(b)		March 31, 2011(c)(d)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(e)	133,584	1,275,717	2,466,117	23,216,229	896,716	8,412,184
Fund merger	—	—	—	—	6,825,239	63,256,049
Distributions reinvested	14,755	141,356	227,609	2,144,666	79,020	739,266
Redemptions	(131,296)	(1,252,415)	(2,254,990)	(21,242,500)	(1,254,255)	(11,731,528)
Net increase	17,043	164,658	438,736	4,118,395	6,546,720	60,675,971
Class B shares
Subscriptions	4,453	42,574	62,926	593,536	1,557	14,456
Fund merger	—	—	—	—	605,596	5,612,182
Distributions reinvested	293	2,807	7,536	70,890	354	3,268
Redemptions(e)	(17,645)	(168,627)	(336,494)	(3,166,438)	(28,751)	(266,349)
Net increase (decrease)	(12,899)	(123,246)	(266,032)	(2,502,012)	578,756	5,363,557
Class C shares
Subscriptions	39,827	380,533	768,588	7,258,303	94,835	891,262
Fund merger	—	—	—	—	1,214,993	11,259,417
Distributions reinvested	2,317	22,172	32,857	309,427	8,923	83,423
Redemptions	(30,770)	(293,025)	(473,080)	(4,465,131)	(108,374)	(1,010,438)
Net increase	11,374	109,680	328,365	3,102,599	1,210,377	11,223,664
Class I shares
Subscriptions	14,940	142,568	1,248,569	11,773,163	39,675,596	368,286,257
Distributions reinvested	4,341	41,626	330,562	3,106,169	68,979	640,243
Redemptions	(74,266)	(709,779)	(30,616,470)	(286,505,416)	(9,031,095)	(83,363,670)
Net increase (decrease)	(54,985)	(525,585)	(29,037,339)	(271,626,084)	30,713,480	285,562,830
Class R shares
Subscriptions	4,170	39,766	276,877	2,622,859	—	—
Distributions reinvested	577	5,529	1,604	15,297	—	—
Redemptions	(2,097)	(20,018)	(14,632)	(139,585)	—	—
Net increase	2,650	25,277	263,849	2,498,571	—	—
Class T shares
Subscriptions	836	7,970	19,106	176,296	3,625	33,404
Fund merger	—	—	—	—	1,776,589	16,446,074
Distributions reinvested	2,648	25,340	49,402	464,745	1,865	17,212
Redemptions	(12,292)	(117,231)	(187,036)	(1,766,964)	(20,976)	(193,415)
Net increase (decrease)	(8,808)	(83,921)	(118,528)	(1,125,923)	1,761,103	16,303,275
Class W shares
Subscriptions	—	—	—	—	277	2,650
Distributions reinvested	—	—	—	—	2	20
Redemptions	—	—	—	—	(16)	(150)
Net increase	—	—	—	—	263	2,520
Class Y shares
Subscriptions	6,004	57,586	489,177	4,533,300	1,013,824	9,640,583
Distributions reinvested	—	—	11,928	111,880	77,435	725,037
Redemptions	(1,272)	(12,186)	(809,035)	(7,635,396)	(23,119)	(217,000)
Net increase (decrease)	4,732	45,400	(307,930)	(2,990,216)	1,068,140	10,148,620
Class Z shares
Subscriptions	3,195,246	30,503,447	44,115,391	413,203,570	29,389,647	275,915,737
Fund merger	—	—	—	—	196,357,315	1,819,865,791
Distributions reinvested	138,615	1,327,936	3,345,645	31,523,276	1,457,494	13,654,791
Redemptions	(18,916,264)	(180,795,934)	(94,463,290)	(892,640,568)	(60,261,713)	(560,266,829)
Net increase (decrease)	(15,582,403)	(148,964,551)	(47,002,254)	(447,913,722)	166,942,743	1,549,169,490
Total net increase (decrease)	(15,623,296)	(149,352,288)	(75,701,133)	(716,438,392)	208,821,582	1,938,449,927

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class R shares are for the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(c)  Class B and Class T shares are for the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(d)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(e)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights – Columbia Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008(b)
Class A
Per share data
Net asset value, beginning of period	$9.50		$9.24		$9.28		$8.79		$9.09		$9.09
Income from investment operations:
Net investment income	0.02		0.29		0.27		0.31		0.35		0.00	(c)
Net realized and unrealized gain (loss)	0.08		0.38		0.17		0.59		(0.26)		0.00	(c)
Total from investment operations	0.10		0.67		0.44		0.90		0.09		0.00	(c)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.29)		(0.29)		(0.33)		(0.38)		0.00	(c)
Net realized gains	—		(0.12)		(0.19)		(0.08)		(0.01)		—
Total distributions to shareholders	(0.02)		(0.41)		(0.48)		(0.41)		(0.39)		0.00	(c)
Proceeds from regulatory settlement	—		—		—		0.00	(c)	—		—
Net asset value, end of period	$9.58		$9.50		$9.24		$9.28		$8.79		$9.09
Total return	1.08%		7.35%		4.83%		10.39	%(d)	1.04%		0.01%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.01	%(f)	0.99	%(g)	1.09%		1.12%		1.13	%(g)	1.05	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.80	%(f)	0.80	%(g)(i)	0.80	%(i)	0.82	%(i)	0.91	%(g)(i)	0.91	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.01	%(f)	0.99%		1.09%		1.12%		1.13%		1.05	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.80	%(f)	0.80	%(i)	0.80	%(i)	0.82	%(i)	0.91	%(i)	0.91	%(f)(i)
Net investment income	2.94	%(f)	3.07	%(i)	2.97	%(i)	3.43	%(i)	3.99	%(i)	4.16	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$82,929		$82,041		$75,770		$15,362		$5,299		$10
Portfolio turnover	10	%(j)	136	%(j)	178%		256%		209%		49%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 31, 2008 (commencement of operations) to March 31, 2008.

(c)  Rounds to less than $0.01.

(d)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class B
Per share data
Net asset value, beginning of period	$9.50		$9.24		$9.24
Income from investment operations:
Net investment income (loss)	0.02		0.22		(0.00	)(c)
Net realized and unrealized gain	0.08		0.38		0.01
Total from investment operations	0.10		0.60		0.01
Less distributions to shareholders from:
Net investment income	(0.02)		(0.22)		(0.01)
Net realized gains	—		(0.12)		—
Total distributions to shareholders	(0.02)		(0.34)		(0.01)
Net asset value, end of period	$9.58		$9.50		$9.24
Total return	1.02%		6.55%		0.15%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.76	%(e)	1.74	%(f)	1.86	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.55	%(e)	1.55	%(f)(h)	1.55	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.76	%(e)	1.74%		1.86	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.55	%(e)	1.55	%(h)	1.55	%(e)(h)
Net investment income (loss)	2.18	%(e)	2.35	%(h)	(0.95	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$2,872		$2,969		$5,347
Portfolio turnover	10	%(i)	136	%(i)	178%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008(b)
Class C
Per share data
Net asset value, beginning of period	$9.49		$9.24		$9.29		$8.80		$9.09		$9.09
Income from investment operations:
Net investment income	0.02		0.23		0.21		0.25		0.29		0.00	(c)
Net realized and unrealized gain (loss)	0.08		0.38		0.15		0.58		(0.26)		0.00	(c)
Total from investment operations	0.10		0.61		0.36		0.83		0.03		0.00	(c)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.24)		(0.22)		(0.26)		(0.31)		0.00	(c)
Net realized gains	—		(0.12)		(0.19)		(0.08)		(0.01)		—
Total distributions to shareholders	(0.02)		(0.36)		(0.41)		(0.34)		(0.32)		0.00	(c)
Proceeds from regulatory settlement	—		—		—		0.00	(c)	—		—
Net asset value, end of period	$9.57		$9.49		$9.24		$9.29		$8.80		$9.09
Total return	1.03%		6.72%		3.94%		9.56	%(d)	0.44%		0.01%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.75	%(f)	1.74	%(g)	1.84%		1.87%		1.88	%(g)	1.80	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.40	%(f)	1.40	%(g)(i)	1.51	%(i)	1.57	%(i)	1.66	%(g)(i)	1.66	%(f)(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.75	%(f)	1.74%		1.84%		1.87%		1.88%		1.80	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.40	%(f)	1.40	%(i)	1.51	%(i)	1.57	%(i)	1.66	%(i)	1.66	%(f)(i)
Net investment income	2.35	%(f)	2.46	%(i)	2.26	%(i)	2.71	%(i)	3.32	%(i)	3.41	%(f)(i)
Supplemental data
Net assets, end of period (in thousands)	$17,129		$16,872		$13,398		$2,226		$1,317		$10
Portfolio turnover	10	%(j)	136	%(j)	178%		256%		209%		49%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 31, 2008 (commencement of operations) to March 31, 2008.

(c)  Rounds to less than $0.01.

(d)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

27

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class I
Per share data
Net asset value, beginning of period	$9.50		$9.25		$9.58
Income from investment operations:
Net investment income	0.03		0.33		0.14
Net realized and unrealized gain (loss)	0.09		0.36		(0.18)
Total from investment operations	0.12		0.69		(0.04)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.32)		(0.16)
Net realized gains	—		(0.12)		(0.13)
Total distributions to shareholders	(0.03)		(0.44)		(0.29)
Net asset value, end of period	$9.59		$9.50		$9.25
Total return	1.21%		7.55%		(0.44%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.56	%(d)	0.51	%(e)	0.62	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.51	%(d)	0.51	%(e)(g)	0.51	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.56	%(d)	0.51%		0.62	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.51	%(d)	0.51	%(g)	0.51	%(d)(g)
Net investment income	3.22	%(d)	3.51	%(g)	2.89	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$15,545		$15,931		$284,143
Portfolio turnover	10	%(h)	136	%(h)	178%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

28

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30, 2012(a)		Year ended March 31, 2012(b)
Class R
Per share data
Net asset value, beginning of period	$9.50		$9.51
Income from investment operations:
Net investment income	0.02		0.09
Net realized and unrealized gain	0.08		0.07
Total from investment operations	0.10		0.16
Less distributions to shareholders from:
Net investment income	(0.02)		(0.09)
Net realized gains	—		(0.08)
Total distributions to shareholders	(0.02)		(0.17)
Net asset value, end of period	$9.58		$9.50
Total return	1.06%		1.75%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(d)	1.40	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.05	%(d)	1.03	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26	%(d)	1.40	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.05	%(d)	1.03	%(d)
Net investment income	2.69	%(d)	2.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,553		$2,506
Portfolio turnover	10	%(g)	136	%(g)
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

29

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class T
Per share data
Net asset value, beginning of period	$9.48		$9.23		$9.23
Income from investment operations:
Net investment income	0.02		0.30		(0.00	)(c)
Net realized and unrealized gain	0.09		0.37		0.02
Total from investment operations	0.11		0.67		0.02
Less distributions to shareholders from:
Net investment income	(0.02)		(0.30)		(0.02)
Net realized gains	—		(0.12)		—
Total distributions to shareholders	(0.02)		(0.42)		(0.02)
Net asset value, end of period	$9.57		$9.48		$9.23
Total return	1.20%		7.36%		0.21%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.91	%(e)	0.89	%(f)	1.01	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.70	%(e)	0.70	%(f)(h)	0.70	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.91	%(e)	0.89%		1.01	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.70	%(e)	0.70	%(h)	0.70	%(e)(h)
Net investment income	3.04	%(e)	3.17	%(h)	(0.07	%)(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$15,630		$15,577		$16,251
Portfolio turnover	10	%(i)	136	%(i)	178%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

30

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class W
Per share data
Net asset value, beginning of period	$9.50		$9.24		$9.57
Income from investment operations:
Net investment income	0.02		0.29		0.12
Net realized and unrealized gain (loss)	0.08		0.38		(0.18)
Total from investment operations	0.10		0.67		(0.06)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.29)		(0.14)
Net realized gains	—		(0.12)		(0.13)
Total distributions to shareholders	(0.02)		(0.41)		(0.27)
Net asset value, end of period	$9.58		$9.50		$9.24
Total return	1.09%		7.38%		(0.60%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.90	%(d)	0.95	%(e)	1.08	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.75	%(d)	0.79	%(e)	0.80	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.90	%(d)	0.95%		1.08	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.75	%(d)	0.79%		0.80	%(d)(g)
Net investment income	3.04	%(d)	3.08%		2.63	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$3		$2		$2
Portfolio turnover	10	%(h)	136	%(h)	178%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

31

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010(b)
Class Y
Per share data
Net asset value, beginning of period	$9.51		$9.25		$9.30		$8.93
Income from investment operations
Net investment income	0.03		0.32		0.30		0.24
Net realized and unrealized gain	0.08		0.38		0.16		0.38
Total from investment operations	0.11		0.70		0.46		0.62
Less distributions to shareholders from:
Net investment income	(0.03)		(0.32)		(0.32)		(0.25)
Net realized gains	—		(0.12)		(0.19)		—
Total distributions to shareholders	(0.03)		(0.44)		(0.51)		(0.25)
Net asset value, end of period	$9.59		$9.51		$9.25		$9.30
Total return	1.11%		7.66%		5.01%		7.00%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.56	%(d)	0.53	%(e)	0.76%		0.81	%(d)
Net Expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.51	%(d)	0.51	%(e)	0.53	%(g)	0.55	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.56	%(d)	0.53%		0.76%		0.81	%(d)
Net Expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.51	%(d)	0.51%		0.53	%(g)	0.55	%(d)(g)
Net investment income	3.23	%(d)	3.38%		3.21	%(g)	3.58	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$22,718		$22,474		$24,717		$14,913
Portfolio turnover	10	%(h)	136	%(h)	178%		256%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from July 15, 2009 (commencement of operations) to March 31, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

32

Financial Highlights (continued) – Columbia Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008(b)(c)
Class Z
Per share data
Net asset value, beginning of period	$9.50		$9.24		$9.29		$8.80		$9.09		$8.98
Income from investment operations:
Net investment income	0.03		0.31		0.29		0.34		0.41		0.40
Net realized and unrealized gain (loss)	0.07		0.38		0.17		0.58		(0.28)		0.10
Total from investment operations	0.10		0.69		0.46		0.92		0.13		0.50
Less distributions to shareholders from:
Net investment income	(0.02)		(0.31)		(0.32)		(0.35)		(0.41)		(0.39)
Net realized gains	—		(0.12)		(0.19)		(0.08)		(0.01)		—
Total distributions to shareholders	(0.02)		(0.43)		(0.51)		(0.43)		(0.42)		(0.39)
Proceeds from regulatory settlement	—		—		—		0.00	(d)	—		—
Net asset value, end of period	$9.58		$9.50		$9.24		$9.29		$8.80		$9.09
Total return	1.10%		7.63%		4.98%		10.66	%(e)	1.49%		5.75%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.75	%(g)	0.73	%(h)	0.84%		0.87%		0.88	%(h)	1.12%
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	0.55	%(g)	0.55	%(h)(j)	0.55	%(j)	0.57	%(j)	0.66	%(h)(j)	0.90	%(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.75	%(g)	0.73%		0.84%		0.87%		0.88%		1.12%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	0.55	%(g)	0.55	%(j)	0.55	%(j)	0.57	%(j)	0.66	%(j)	0.90	%(j)
Net investment income	3.14	%(g)	3.33	%(j)	3.21	%(j)	3.72	%(j)	4.62	%(j)	4.45	%(j)
Supplemental data
Net assets, end of period (in thousands)	$1,599,267		$1,733,175		$2,120,951		$581,596		$492,874		$546,781
Portfolio turnover	10	%(k)	136	%(k)	178%		256%		209%		49%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  On March 31, 2008, Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund's Z shares. The financial information of the Fund's Class Z shares includes the financial information of Core Bond Fund's Share class.

(c)  On March 31, 2008, Core Bond Fund's Institutional Shares class were exchanged for Class Z Shares of the Fund.

(d)  Rounds to less than $0.01.

(e)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Annualized.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would not have changed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

33

Notes to Financial Statements – Columbia Bond Fund
April 30, 2012

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors. Class R shares commenced operations on November 16, 2011.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty funds).

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

34

Columbia Bond Fund, April 30, 2012

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the

35

Columbia Bond Fund, April 30, 2012

benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or

36

Columbia Bond Fund, April 30, 2012

liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at April 30, 2012, if any.

Fair Values of Derivative Instruments at April 30, 2012
	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$192,411	*	Net assets—unrealized depreciation on futures contracts	$2,119,338	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Period Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$178,597

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(2,413,333)

Volume of Derivative Instruments for the Period Ended April 30, 2012

Contracts Opened
Futures Contracts	685

37

Columbia Bond Fund, April 30, 2012

Fair Values of Derivative Instruments at March 31, 2012
		Asset derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$486,406 *

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Assets and Liabilities. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(542,362)	$(542,362)
Interest rate contracts	(21,997,291)	—	$(21,997,291)
Total	$(21,997,291)	$(542,362)	$(22,539,653)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(17,772)	$(17,772)
Interest rate contracts	(373,991)	—	$(373,991)
Total	$(373,991)	$(17,772)	$(391,763)

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Futures Contracts	4,781

Aggregate Notional Opened
Credit Default Swap Contracts—Buy Protection	$120,790,000
Credit Default Swap Contracts—Sell Protection	$21,415,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

38

Columbia Bond Fund, April 30, 2012

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares

39

Columbia Bond Fund, April 30, 2012

method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012, the annualized effective management fee rate was 0.43% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective management fee rate was 0.42% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective administration fee rate was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

40

Columbia Bond Fund, April 30, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.19%	0.21%
Class B	0.19	0.21
Class C	0.19	0.20
Class R	0.19	0.32
Class T	0.19	0.21
Class W	0.15	0.22
Class Y	0.00	0.00
Class Z	0.19	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $3,125.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B,

41

Columbia Bond Fund, April 30, 2012

Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective shareholder services fee rate was 0.15% of the Fund's average daily net assets.

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,388 for Class A, $466 for Class B, and $279 for Class T shares for the period April 1, 2012 to April 30, 2012, and $60,977 for Class A, $3,874 for Class B, $699 for Class C and $97 for Class T for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class I	0.51
Class R	1.05
Class T	0.70
Class W	0.80
Class Y	0.55
Class Z	0.55

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

42

Columbia Bond Fund, April 30, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, deferred trustees compensation, distributions, recognition of market discount, paydown reclassifications, recognition of unrealized appreciation (depreciation) for certain derivative investments, and tax straddles. For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, defaulted bonds, deferred trustees compensation, distributions, recognition of market discount, paydown reclassifications, recognition of unrealized appreciation (depreciation) for certain derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Undistributed net investment income	$(61,624)	$(3,587,628)
Accumulated net realized gain	61,624	768,816
Paid-in capital	—	2,818,812

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$4,766,712	$79,190,890	$39,613,973
Long-term capital gains	—	19,031,835	1,833,910

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed ordinary income	$6,123,043	$6,399,350
Undistributed accumulated long-term gain	11,240,058	7,933,980
Unrealized appreciation	106,382,001	93,341,854

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$112,632,617	$100,694,853
Aggregate unrealized depreciation	(6,250,616)	(7,352,999)
Net unrealized appreciation	$106,382,001	$93,341,854
Cost of investments for tax purposes	$1,746,441,915	$1,928,528,320

43

Columbia Bond Fund, April 30, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $3,196,862 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $190,465,483 and $352,140,838, respectively, of which $188,705,504 and $270,445,606, respectively, were U.S. government securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,865,784,130 and $3,582,037,234, respectively, of which $2,380,413,571 and $2,532,202,034, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At April 30, 2012, securities valued at $76,950,738 were on loan, secured by U.S. government securities valued at $56,107,186 and by cash collateral of $22,266,213 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $104,938,682 were on loan, secured by U.S. government securities valued at $61,422,337 and by cash collateral of $45,604,635 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning

44

Columbia Bond Fund, April 30, 2012

interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended April 30, 2012 and the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through June 27, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At April 30, 2012 one unaffiliated shareholder account owned 68.5% of the outstanding shares of the Fund and at March 31, 2012, two unaffiliated shareholder accounts owned 78.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended Apriil 30, 2012.

45

Columbia Bond Fund, April 30, 2012

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $1,300,000 at a weighted average interest rate of 1.39%.

Note 11. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund, each a Series of the Trust. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $737,515,241 and the combined net assets immediately after the acquisition was $2,654,074,590. The merger was accomplished by a tax-free exchange of 146,676,981 shares and 41,410,121 shares of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund valued at $1,609,982,935 and $306,576,914, respectively.

In exchange for Columbia Core Bond Fund and Columbia Short- Intermediate Bond Fund shares and net assets, the Fund issued the following number of shares:

Shares
Class A	6,825,239
Class B	605,596
Class C	1,214,993
Class T	1,776,589
Class Z	196,357,315

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2010, the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended March 31, 2011 would have been approximately $92.6 million, $55.0 million, ($21.8 million) and $125.8 million, respectively.

Note 12. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to

46

Columbia Bond Fund, April 30, 2012

reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

47

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

48

Federal Income Tax Information (Unaudited) – Columbia Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the period ended April 30, 2012 and the fiscal year ended March 31, 2012, $3,471,382 and $19,036,256, respectively, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

49

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 51; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

50

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager—Global Education Industry from 1994 to 1997, President—Application Systems Division from 1991 to 1994, Chief Financial Officer—US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

51

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held
William F. Truscott (born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

52

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer. Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

53

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

54

This page intentionally left blank.

55

This page intentionally left blank.

56

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

57

Columbia Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1176 C (5/12)

Columbia Corporate Income Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm	48

Fund Governance	50

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Corporate Income Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.30% without sales charge.

■  The fund's return was slightly lower than those of its former benchmark, the Barclays Credit Bond Index2, its new benchmark, the Barclays U.S. Corporate Index,1 its former blended benchmark4 and its new blended benchmark.3

■  Fees, which the fund incurs but the indexes do not, generally accounted for a modest shortfall relative to these measures.

Portfolio Management

Tom Murphy, lead manager, has co-managed the fund since 2011 and has been associated with the fund's adviser as an investment professional since 2002.

Tim Doubek has co-managed the fund since 2011 and has been associated with the fund's adviser as an investment professional since 2001.

Brian Lavin has co-managed the fund since 2010 and has been associated with the fund's adviser as an investment professional since 1994.

Effective on April 1, 2012, the Fund changed its primary benchmark from the Barclays Credit Bond Index to the Barclays U.S. Corporate Index. Effective on April 1, 2012, the Fund also changed its Blended Benchmark from a 85% weighting in the Barclays Credit Bond index and a 15% weighting in the JPMorgan Global High Index to a 85% weighting in the Barclays U.S. Corporate Index and a 15% weighting in the BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index.

1The Barclays U.S. Corporate Index is an index which measures the investment grade, fixed-rate, taxable, corporate bond market.

2The Barclays Credit Bond Index is an index of publicly issued investment grade, corporate securities and dollar-denominated SEC registered global debentures.

3A weighted custom composite of the Barclays U.S. Corporate Index (85%) and BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index (15%) established by the advisor. The BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

4A weighted custom composite of the Barclays Credit Bond Index (85%) and JPMorgan Global High Yield Index (15%) established by the advisor. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market including domestic and international issues.

Indices are not available for investment, are not professionally managed and do not reflect sales changes, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in the index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+10.30%

Class A shares (without sales charge)

+10.98%

Barclays U.S. Corporate Index[1]

+11.05%

Barclays Credit Bond Index[2] (former benchmark)

+10.38%

Blended Benchmark[3]

+10.69

Blended Benchmark[4] (former blended benchmark)

1

Performance Information – Columbia Corporate Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	18,461	17,593
Class B*	17,132	17,132
Class C*	17,386	17,386
Class I*	19,017	n/a
Class W*	18,531	n/a
Class Z	18,983	n/a

Average annual total return as of 4/30/12 (%)

Share class	A		B*		C*		I*	W*	Z
Inception	07/31/00		07/15/02		07/15/02		09/27/10	09/27/10	03/05/86
Sales charge	without	with	without	with	without	with	without	without	without
1-month (cumulative)	1.35	–3.48	1.29	–3.71	1.30	0.30	1.38	1.35	1.37
1-year	8.31	3.17	7.50	2.50	7.66	6.66	8.71	8.30	8.57
5-year	6.69	5.67	5.90	5.58	6.06	6.06	7.00	6.70	6.96
10-year	6.32	5.81	5.53	5.53	5.69	5.69	6.64	6.36	6.62

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a distribution and service (Rule 12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Corporate Income Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.30	1,020.29	4.66	4.62	0.92
Class B	1,000.00	1,000.00	1,034.50	1,016.56	8.45	8.37	1.67
Class C	1,000.00	1,000.00	1,035.20	1,017.30	7.69	7.62	1.52
Class I	1,000.00	1,000.00	1,040.30	1,022.23	2.69	2.66	0.53
Class W	1,000.00	1,000.00	1,038.20	1,020.24	4.71	4.67	0.93
Class Z	1,000.00	1,000.00	1,039.60	1,021.53	3.40	3.37	0.67

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Corporate Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio Breakdown1

(at April 30, 2012)

Corporate Bonds & Notes	96.4%
Residential Mortgage-Backed Securities—Agency	0.0	*
U.S. Treasury Obligations	1.9
Senior Loans	0.3
Common Stocks	0.0	*
Warrants	0.0	*
Other[2]	1.4

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2 Includes investments in money market funds.

* Rounds to less than 0.01%

Quality Breakdown1

(at April 30, 2012)

AAA rating	2.0%
AA rating	2.5
A rating	18.8
BBB rating	59.1
Non-investment grade	17.6
Not rated	0.0	*

1 Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

* Rounds to less than 0.01%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia Corporate Income Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

Effective April 1, 2012, the fund changed its primary benchmark to the Barclays U.S. Corporate Index. Also effective April 1, 2012, the fund changed the composition of its blended benchmark to 85% Barclays U.S. Corporate Index /15% BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index. We believe the new benchmarks are more representative of the fund's investment approach.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 10.30% without sales charge. The fund's return was generally in line with the returns of its new benchmarks, which returned 10.98% and 10.38%, respectively. The fund's performance also was consistent with the returns of its former benchmarks, the Barclays Credit Bond Index and a weighted composite of the Barclays Credit Bond Index (85%) and the JPM Global High Yield Index (15%), which returned 11.05% and 10.69%, respectively for the same period. Fees generally accounted for the small performance difference between the fund and the benchmarks.

Improving economic news

Early in the reporting period, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster, the housing market continued to slump and job growth was disappointing. However, the pace of both economic and job growth picked up as the period wore on. Consumer confidence improved as the labor market added approximately 1.2 million new jobs between November 2011 and April 2012, while the jobless rate fell to 8.1%. Household net worth also picked up as the equity markets rebounded. Headline inflation rose 2.7%, driven primarily by rising food and energy prices. Despite a modest slowdown in manufacturing activity late in the summer of 2011, manufacturing activity continued to expand throughout the period.

Focus on security selection aided performance

Against this improving economic backdrop, our emphasis on security selection aided performance. We targeted asset-rich domestic corporations with stable cash flows and businesses that were less sensitive to economic cycles. This relatively defensive positioning helped sustain the portfolio as investor sentiment shifted. When Europe's debt problems and U.S. fiscal problems eroded confidence early in the period, investors avoided risk. When investors perceived that Europe was taking measures to address its debt problems and the debt ceiling standoff was resolved—albeit temporarily—investors grew more comfortable with risk.

We maintained a highly diversified portfolio of both investment-grade and high-yield corporate securities, favoring the debt of non-cyclical companies in industries such as pipelines, electric utilities, telecommunications and media, food and beverages and transportation. The fund held positions in the debt of approximately 150 investment-grade corporations and 350 lower-rated corporations. As a result of this relatively

4

Portfolio Manager's Report (continued) – Columbia Corporate Income Fund broad diversification, no single holding had a significant impact on returns, either positive or negative. Duration management also helped performance. (Duration is a measure of interest rate sensitivity.) We emphasized securities with maturities of less than 15 years, which aided performance as longer maturities underperformed during the period.

Financials underweight hampered returns, but reflects our concerns

As investors became more comfortable with risk in the second half of the period, the fund's underweight relative to the index in the financials sector held back results. We underweighted the sector because we believe U.S. financial corporations face a variety of regulatory and economic uncertainties and we were even less comfortable with companies exposed to the debt problems in Europe. Even though our judgment was not rewarded during the period, we continue to reflect these concerns in the portfolio's positioning going forward.

Looking ahead

We remain confident about the prospects for non-financial U.S. corporations and will continue to rely on bottom-up security selection to help identify companies in which we have a high degree of confidence. Non-financial U.S. companies have exceeded earnings expectations over the past year and continue to maintain strong balance sheets with high cash balances. We believe these companies have the financial flexibility to manage their businesses successfully and meet their debt obligations even if the economy weakens.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

5

Portfolio of Investments – Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 95.6%
Aerospace & Defense 1.8%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	$1,435,000	$1,470,875
BE Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	577,000	585,655
Bombardier, Inc. Senior Unsecured(a)
05/01/14	6.300%	105,000	110,250
Huntington Ingalls Industries, Inc.
03/15/18	6.875%	1,140,000	1,205,550
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,635,000	1,757,625
L-3 Communications Corp.
02/15/21	4.950%	6,950,000	7,437,202
Lockheed Martin Corp. Senior Unsecured
09/15/21	3.350%	10,190,000	10,474,902
Northrop Grumman Corp. Senior Unsecured
03/15/21	3.500%	1,622,000	1,696,924
Oshkosh Corp.
03/01/17	8.250%	149,000	161,665
03/01/20	8.500%	684,000	742,140
TransDigm, Inc.
12/15/18	7.750%	229,000	249,610
Total			25,892,398
Airlines 0.1%
Continental Airlines 1997-1 Class A Pass-Through Trust
04/01/15	7.461%	790,576	799,470
Automotive 0.6%
Allison Transmission, Inc.(a)
05/15/19	7.125%	578,000	604,010
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	534,000	552,690
Chrysler Group LLC/Co-Issuer, Inc.(b) Secured
06/15/19	8.000%	783,000	810,405
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	65,000	69,550
02/15/21	6.750%	941,000	1,011,575
Delphi Corp.(a)
05/15/21	6.125%	89,000	94,785
Delphi Corp.(a)(b)
05/15/19	5.875%	926,000	976,930
Lear Corp.
03/15/18	7.875%	386,000	418,810
03/15/20	8.125%	883,000	986,752
Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	325,000	343,948
02/15/19	8.500%	416,000	439,920

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Automotive (cont.)
Visteon Corp.
04/15/19	6.750%	$2,189,000	$2,254,670
Total			8,564,045
Banking 10.2%
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	28,155,000	28,023,235
Citigroup, Inc. Senior Unsecured(b)
01/14/22	4.500%	22,400,000	22,775,013
Goldman Sachs Group Inc. (The) Senior Unsecured
01/24/22	5.750%	14,470,000	15,109,487
Goldman Sachs Group, Inc. (The) Senior Unsecured
06/15/20	6.000%	12,660,000	13,543,250
HSBC Holdings PLC Senior Unsecured
03/30/22	4.000%	5,080,000	5,160,996
HSBC USA, Inc. Senior Unsecured
02/13/15	2.375%	3,155,000	3,189,500
JPMorgan Chase & Co. Senior Unsecured
08/15/21	4.350%	25,805,000	27,018,454
Lloyds Banking Group PLC(a)(c)
11/29/49	6.267%	456,000	291,840
Morgan Stanley Senior Unsecured
07/28/21	5.500%	20,490,000	20,031,741
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	444,000	469,530
Washington Mutual Bank Subordinated Notes(d)(e)(h)
01/15/15	5.125%	6,350,000	9,525
Wells Fargo & Co. Senior Unsecured
04/01/21	4.600%	6,750,000	7,414,315
Total			143,036,886
Brokerage 0.2%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	695,000	709,769
11/30/17	12.500%	898,000	1,046,170
Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	274,000	277,425
03/15/22	5.875%	410,000	416,150
Total			2,449,514
Building Materials 0.2%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	1,137,000	1,183,901
Gibraltar Industries, Inc.
12/01/15	8.000%	555,000	566,100

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Building Materials (cont.)
Interface, Inc.
12/01/18	7.625%	$461,000	$497,880
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	480,000	448,800
Nortek, Inc.
12/01/18	10.000%	45,000	47,475
04/15/21	8.500%	267,000	263,663
Total			3,007,819
Chemicals 1.6%
CF Industries, Inc.
05/01/18	6.875%	288,000	334,800
05/01/20	7.125%	402,000	479,385
Celanese U.S. Holdings LLC
06/15/21	5.875%	62,000	66,495
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	10,660,000	11,313,980
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	1,103,000	1,155,392
Hexion US Finance Corp. Senior Unsecured(a)
04/15/20	6.625%	1,125,000	1,175,625
Ineos Finance PLC(a) Senior Secured
05/15/15	9.000%	1,036,000	1,108,520
02/15/19	8.375%	722,000	774,345
Ineos Finance PLC(a)(f)
05/01/20	7.500%	359,000	368,873
JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	520,000	546,000
Koppers, Inc.
12/01/19	7.875%	96,000	103,200
LyondellBasell Industries NV(a)
11/15/21	6.000%	2,219,000	2,396,520
Senior Notes
04/15/24	5.750%	784,000	809,480
MacDermid, Inc.(a)
04/15/17	9.500%	580,000	606,100
Momentive Performance Materials, Inc.
06/15/14	12.500%	302,000	320,120
Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	360,000	399,600
11/01/19	8.625%	353,000	402,420
Polypore International, Inc.
11/15/17	7.500%	716,000	751,800
Total			23,112,655
Construction Machinery 0.6%
CNH Capital LLC(a)
11/01/16	6.250%	1,161,000	1,237,916
Case New Holland, Inc.
12/01/17	7.875%	943,000	1,098,595
Columbus McKinnon Corp.
02/01/19	7.875%	559,000	592,540

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Construction Machinery (cont.)
Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	$216,000	$240,300
11/01/20	8.500%	595,000	660,450
Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	408,000	406,980
RSC Equipment Rental, Inc./Holdings III LLC Senior Unsecured
02/01/21	8.250%	120,000	129,600
Terex Corp.
04/01/20	6.500%	443,000	455,183
UR Financing Escrow Corp(a) Secured
07/15/18	5.750%	564,000	583,740
Senior Unsecured
05/15/20	7.375%	467,000	489,182
04/15/22	7.625%	1,168,000	1,232,240
United Rentals North America, Inc.
06/15/16	10.875%	74,000	83,713
12/15/19	9.250%	951,000	1,057,987
Xerium Technologies, Inc.
06/15/18	8.875%	235,000	196,225
Total			8,464,651
Consumer Cyclical Services 0.1%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	310,000	312,325
Realogy Corp. Senior Secured(a)(b)
01/15/20	9.000%	448,000	455,840
Total			768,165
Consumer Products —%
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	450,000	479,812
Spectrum Brands, Inc. Senior Unsecured(a)(b)
03/15/20	6.750%	165,000	168,713
Total			648,525
Diversified Manufacturing 0.2%
Actuant Corp.(a)
06/15/22	5.625%	326,000	335,780
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	375,000	396,563
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	255,000	275,400
Tomkins LLC/Inc. Secured
10/01/18	9.000%	806,000	896,675
WireCo WorldGroup, Inc.
05/15/17	9.500%	513,000	529,672
Total			2,434,090

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric 13.9%
AES Corp. (The) Senior Unsecured(a)
07/01/21	7.375%	$1,057,000	$1,175,913
American Electric Power Co., Inc. Senior Unsecured
06/01/15	5.250%	4,580,000	5,003,719
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	6,290,000	6,985,743
Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	4,851,000	5,715,880
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	1,480,000	1,531,800
12/15/15	6.875%	10,205,000	11,373,064
Calpine Corp. Senior Secured(a)
02/15/21	7.500%	1,269,000	1,361,002
Consumers Energy Co. 1st Mortgage
02/15/14	6.000%	3,355,000	3,643,711
08/15/16	5.500%	2,000,000	2,307,166
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	955,000	1,071,457
06/01/16	6.350%	14,800,000	17,144,438
Dominion Resources, Inc. Senior Unsecured
01/15/16	5.200%	5,300,000	5,990,648
06/15/18	6.400%	13,380,000	16,526,615
01/15/19	8.875%	1,500,000	2,045,919
Duke Energy Corp. Senior Unsecured(b)
09/15/19	5.050%	9,750,000	11,246,410
Florida Power Corp. 1st Mortgage
06/15/18	5.650%	7,213,000	8,739,538
GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	171,000	162,450
Indiana Michigan Power Co. Senior Unsecured
12/01/15	5.650%	1,500,000	1,681,042
03/15/37	6.050%	4,000,000	4,651,072
Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	330,000	359,700
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	61,016	59,186
Nevada Power Co.
05/15/18	6.500%	5,730,000	7,056,312
08/01/18	6.500%	2,136,000	2,650,903
Oncor Electric Delivery Co. LLC Senior Secured
09/01/13	5.950%	4,665,000	4,920,152
01/15/15	6.375%	8,592,000	9,652,691

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Electric (cont.)
Oncor Electric Delivery Co. LLC(a) Senior Secured
12/01/41	4.550%	$1,625,000	$1,487,119
PacifiCorp 1st Mortgage
01/15/19	5.500%	3,035,000	3,621,235
Pacific Gas & Electric Co. Senior Unsecured
04/15/42	4.450%	1,960,000	1,992,934
Pacific Gas & Electric Co.(b) Senior Unsecured
10/01/20	3.500%	4,300,000	4,568,879
Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	2,600,000	2,966,961
01/15/21	4.400%	2,855,000	3,180,826
04/01/22	3.150%	4,500,000	4,494,100
Sierra Pacific Power Co.
05/15/16	6.000%	6,002,000	7,001,099
Tampa Electric Co. Senior Unsecured
05/15/21	5.400%	7,741,000	9,171,173
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	5,000,000	6,011,080
TransAlta Corp. Senior Unsecured
01/15/15	4.750%	6,750,000	7,224,240
Windsor Financing LLC Senior Unsecured(a)
07/15/17	5.881%	1,185,262	1,188,984
Xcel Energy, Inc. Senior Unsecured
05/15/20	4.700%	8,775,000	10,024,534
Total			195,989,695
Entertainment 0.7%
AMC Entertainment, Inc.
06/01/19	8.750%	350,000	373,188
Cinemark U.S.A., Inc(b)
06/15/21	7.375%	73,000	78,840
Six Flags, Inc.(a)(d)(g)(h)
06/01/14	9.625%	259,000	–
Speedway Motorsports, Inc.
06/01/16	8.750%	400,000	436,000
Speedway Motorsports, Inc.(b)
02/01/19	6.750%	269,000	281,105
Time Warner, Inc.
03/29/41	6.250%	7,695,000	8,948,546
Vail Resorts, Inc.
05/01/19	6.500%	67,000	70,685
Total			10,188,364
Environmental 1.1%
Waste Management, Inc.
06/30/20	4.750%	13,785,000	15,577,339

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Food and Beverage 5.2%
ARAMARK Holdings Corp. Senior Unsecured PIK(a)
05/01/16	8.625%	$100,000	$102,376
ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	4,925,000	5,664,252
Cott Beverages, Inc.
11/15/17	8.375%	105,000	113,400
09/01/18	8.125%	337,000	364,802
Diageo Capital PLC
07/15/20	4.828%	5,000,000	5,823,745
General Mills, Inc. Senior Unsecured
02/15/19	5.650%	7,357,000	8,888,764
Heineken NV Senior Unsecured(a)
04/01/22	3.400%	6,495,000	6,585,138
Kraft Foods, Inc. Senior Unsecured
08/11/17	6.500%	1,735,000	2,102,570
08/23/18	6.125%	14,500,000	17,537,764
02/09/40	6.500%	1,500,000	1,881,228
Molson Coors Brewing Co.(f)
05/01/22	3.500%	3,645,000	3,677,215
Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	188,000	192,700
SABMiller Holdings, Inc.(a)
01/15/17	2.450%	5,960,000	6,103,666
SABMiller PLC Senior Unsecured(a)
07/15/18	6.500%	11,165,000	13,608,230
Total			72,645,850
Gaming 0.5%
Caesars Entertainment Operating Co., Inc. Secured
04/15/18	12.750%	580,000	493,725
Senior Secured
06/01/17	11.250%	857,000	946,985
Caesars Entertainment Operating Co., Inc.(a)(b) Senior Secured
02/15/20	8.500%	528,000	543,840
Chester Downs & Marina LLC Senior Secured(a)(b)
02/01/20	9.250%	402,000	423,105
MGM Resorts International Senior Secured
03/15/20	9.000%	1,176,000	1,314,180
MGM Resorts International(b)
03/01/18	11.375%	573,000	682,586
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	535,000	596,525
ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	711,000	796,320

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gaming (cont.)
Seminole Indian Tribe of Florida(a)
10/01/20	7.804%	$470,000	$459,763
Senior Secured
10/01/20	6.535%	251,000	255,488
Seneca Gaming Corp.(a)
12/01/18	8.250%	633,000	647,243
Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	203,000	200,970
Total			7,360,730
Gas Pipelines 9.4%
Centerpoint Energy Resources Corp. Senior Unsecured
01/15/14	5.950%	2,100,000	2,248,426
11/01/17	6.125%	7,966,000	9,301,357
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	980,000	1,127,817
Copano Energy LLC/Finance Corp.
04/01/21	7.125%	130,000	137,150
El Paso Corp. Senior Unsecured
06/01/18	7.250%	381,000	432,435
09/15/20	6.500%	2,049,000	2,264,145
01/15/32	7.750%	348,000	397,623
Enterprise Products Operating LLC
03/01/15	5.000%	1,800,000	1,982,810
06/01/15	3.700%	10,389,000	11,129,663
02/15/42	5.700%	1,500,000	1,659,384
Gulfstream Natural Gas System LLC Senior Unsecured(a)
06/01/16	6.950%	5,045,000	5,854,606
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	6,575,000	6,621,334
01/15/38	6.950%	1,320,000	1,557,258
09/01/39	6.500%	1,695,000	1,909,858
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	764,000	800,290
Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	9,295,000	9,479,729
Nisource Finance Corp.
09/15/20	5.450%	9,030,000	10,181,993
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	8,479,000	9,910,844
06/15/18	6.050%	1,085,000	1,294,642
Plains All American Pipeline LP/Finance Corp.
05/01/18	6.500%	2,130,000	2,582,942
Senior Unsecured
06/01/22	3.650%	6,505,000	6,539,216
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	72,000	78,840
12/01/18	6.875%	622,000	657,765
07/15/21	6.500%	812,000	860,720

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Gas Pipelines (cont.)
Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	$12,795,000	$12,219,225
Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	16,345,000	18,645,526
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	65,000	65,650
Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	375,000	384,375
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	9,158,000	10,733,872
08/15/41	5.400%	1,085,000	1,222,172
Total			132,281,667
Health Care 3.2%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	66,409	70,145
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	875,000	936,250
Biomet, Inc.
10/15/17	10.000%	266,000	286,947
CHS/Community Health Systems, Inc.(a)(b)
11/15/19	8.000%	589,000	621,395
11/15/19	8.000%	292,000	308,790
Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	5,655,000	6,341,189
ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	1,222,000	1,249,495
Emdeon, Inc.(a)
12/31/19	11.000%	525,000	593,250
Express Scripts Holding Co.
05/15/16	3.125%	11,000,000	11,472,406
Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	192,000	195,360
01/31/22	5.875%	248,000	252,030
Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	716,000	766,120
HCA, Inc.
02/15/22	7.500%	291,000	313,189
Senior Secured
02/15/20	6.500%	1,171,000	1,252,970
02/15/20	7.875%	1,441,000	1,599,510
09/15/20	7.250%	1,062,000	1,176,165
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	662,000	687,652
Health Management Associates, Inc. Senior Unsecured(a)
01/15/20	7.375%	419,000	436,284
Healthsouth Corp.
02/15/20	8.125%	340,000	371,450
09/15/22	7.750%	32,000	34,480

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Health Care (cont.)
Hospira, Inc. Senior Unsecured
05/15/15	6.400%	$8,065,000	$9,036,075
IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	480,000	472,200
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
11/01/19	12.500%	463,000	425,960
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)(b)
11/01/18	10.500%	584,000	602,250
LifePoint Hospitals, Inc.
10/01/20	6.625%	90,000	94,725
Multiplan, Inc.(a)
09/01/18	9.875%	1,164,000	1,257,120
Omnicare, Inc.
06/01/20	7.750%	304,000	335,920
PSS World Medical, Inc.(a)
03/01/22	6.375%	100,000	102,500
Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	505,000	536,562
Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	174,000	177,915
Radnet Management, Inc.
04/01/18	10.375%	220,000	218,350
Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	245,000	230,300
STHI Holding Corp. Secured(a)
03/15/18	8.000%	243,000	258,795
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	170,000	190,613
USPl Finance Corp. Senior Unsecured(a)
04/01/20	9.000%	362,000	379,195
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	750,000	764,062
Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	217,000	219,170
Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/19	7.750%	911,000	914,416
Total			45,181,205
Healthcare Insurance 0.4%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	298,000	324,820
WellPoint, Inc. Senior Unsecured
06/15/37	6.375%	3,750,000	4,651,481
Total			4,976,301
Home Construction 0.1%
KB Home(b)
03/15/20	8.000%	248,000	242,110
Meritage Homes Corp. Senior Unsecured(a)
04/01/22	7.000%	248,000	251,720

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Home Construction (cont.)
Shea Homes LP/Funding Corp. Senior Secured(a)
05/15/19	8.625%	438,000	456,615
Taylor Morrison Communities, Inc./Monarch Senior Unsecured(a)
04/15/20	7.750%	534,000	550,020
Total			1,500,465
Independent Energy 6.5%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	17,510,000	20,244,081
Antero Resources Finance Corp.
12/01/17	9.375%	35,000	38,238
Antero Resources Finance Corp.(a)
08/01/19	7.250%	120,000	123,600
Apache Corp. Senior Unsecured(b)
04/15/43	4.750%	5,740,000	6,116,154
Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	235,000	248,513
Canadian Oil Sands Ltd. Senior Unsecured(a)
04/01/42	6.000%	4,170,000	4,404,834
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	1,060,000	1,123,600
Chaparral Energy, Inc.
10/01/20	9.875%	97,000	108,883
09/01/21	8.250%	954,000	1,016,010
Chaparral Energy, Inc.(a)(f)
11/15/22	7.625%	521,000	522,954
Chesapeake Energy Corp.(b)
08/15/20	6.625%	1,150,000	1,121,250
11/15/20	6.875%	480,000	468,000
02/15/21	6.125%	984,000	929,880
Cimarex Energy Co.
05/01/22	5.875%	746,000	772,110
Concho Resources, Inc.
10/01/17	8.625%	444,000	486,180
01/15/21	7.000%	1,594,000	1,733,475
01/15/22	6.500%	174,000	183,570
Continental Resources, Inc.
10/01/19	8.250%	240,000	268,800
10/01/20	7.375%	382,000	425,930
04/01/21	7.125%	457,000	508,984
Continental Resources, Inc.(a)
09/15/22	5.000%	897,000	910,455
Encana Corp. Senior Unsecured
08/15/37	6.625%	350,000	385,091
Encana Corp.(b) Senior Unsecured
11/15/41	5.150%	6,495,000	6,156,630
Everest Acquisition LLC/Finance, Inc.(a) Senior Secured
05/01/19	6.875%	583,000	612,150

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Independent Energy (cont.)
Everest Acquisition LLC/Finance, Inc.(a)(b) Senior Unsecured
05/01/20	9.375%	$719,000	$765,735
Goodrich Petroleum Corp.
03/15/19	8.875%	240,000	232,200
Hilcorp Energy I LP/Finance Co.(a) Senior Notes
02/15/20	8.000%	425,000	464,312
04/15/21	7.625%	278,000	300,240
Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	1,480,000	1,568,800
Laredo Petroleum, Inc.
02/15/19	9.500%	1,289,000	1,440,457
Laredo Petroleum, Inc.(a)
05/01/22	7.375%	352,000	362,560
MEG Energy Corp.(a)
03/15/21	6.500%	975,000	1,026,187
Nexen, Inc. Senior Unsecured
05/15/37	6.400%	5,830,000	6,471,393
Noble Energy, Inc. Senior Unsecured
12/15/21	4.150%	4,220,000	4,415,116
Oasis Petroleum, Inc.
02/01/19	7.250%	653,000	692,180
11/01/21	6.500%	834,000	850,680
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	255,000	279,862
10/01/22	5.375%	636,000	636,000
Range Resources Corp.
05/01/18	7.250%	8,000	8,500
05/15/19	8.000%	105,000	115,500
08/01/20	6.750%	220,000	238,700
06/01/21	5.750%	705,000	738,487
08/15/22	5.000%	128,000	127,680
SM Energy Co. Senior Unsecured
11/15/21	6.500%	294,000	310,170
Whiting Petroleum Corp.
10/01/18	6.500%	35,000	37,275
Woodside Finance Ltd.(a)
11/15/13	5.000%	13,555,000	14,216,023
05/10/21	4.600%	7,540,000	7,958,591
Total			92,166,020
Integrated Energy 1.9%
Cenovus Energy, Inc. Senior Unsecured
11/15/39	6.750%	1,000,000	1,309,332
Hess Corp. Senior Unsecured
02/15/41	5.600%	3,500,000	3,785,747
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	3,750,000	4,118,723
Petro-Canada Senior Unsecured
05/15/18	6.050%	12,320,000	14,823,239

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Integrated Energy (cont.)
Phillips 66(a)
05/01/17	2.950%	$2,135,000	$2,190,770
Total			26,227,811
Life Insurance 2.2%
Hartford Financial Services Group, Inc. Senior Unsecured
04/15/22	5.125%	5,940,000	5,999,614
Prudential Covered Trust 2012-1(a)
09/30/15	2.997%	3,150,000	3,193,788
Prudential Financial, Inc. Senior Unsecured
07/15/13	4.500%	1,580,000	1,643,416
01/14/15	3.875%	5,430,000	5,728,471
06/13/15	4.750%	1,075,000	1,166,837
12/01/17	6.000%	11,165,000	13,129,616
Total			30,861,742
Lodging —%
Wyndham Worldwide Corp. Senior Unsecured
12/01/16	6.000%	1,000	1,122
03/01/20	7.375%	395,000	472,204
Total			473,326
Media Cable 4.4%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	220,000	235,400
04/30/20	8.125%	715,000	799,013
01/31/22	6.625%	1,047,000	1,095,424
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	425,000	482,375
CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	496,000	514,600
Cablevision Systems Corp. Senior Unsecured(b)
04/15/20	8.000%	290,000	313,200
Comcast Corp.
02/15/18	5.875%	3,000,000	3,563,073
08/15/37	6.950%	9,525,000	12,109,828
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.(a)
03/15/22	3.800%	7,950,000	7,914,034
DIRECTV Holdings LLC/Financing Co., Inc.
08/15/40	6.000%	2,000,000	2,139,726
DISH DBS Corp.
09/01/19	7.875%	840,000	972,300
06/01/21	6.750%	1,049,000	1,148,655
Nara Cable Funding Ltd. Senior Secured(a)
12/01/18	8.875%	554,000	504,140
Quebecor Media, Inc. Senior Unsecured
03/15/16	7.750%	635,000	653,256
Time Warner Cable, Inc.
07/01/18	6.750%	22,818,000	27,854,549
UPCB Finance V Ltd. Senior Secured(a)
11/15/21	7.250%	436,000	455,394

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Cable (cont.)
UPCB Finance VI Ltd. Senior Secured(a)
01/15/22	6.875%	$616,000	$633,002
Videotron Ltee(a)
07/15/22	5.000%	286,000	285,285
Virgin Media Finance PLC
08/15/16	9.500%	224,000	250,880
Total			61,924,134
Media Non-Cable 4.2%
AMC Networks, Inc.(a)
07/15/21	7.750%	433,000	483,878
British Sky Broadcasting Group PLC(a)
02/15/18	6.100%	5,045,000	5,954,250
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	336,000	304,080
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	896,000	982,240
Clear Channel Worldwide Holdings, Inc.(a)
03/15/20	7.625%	208,000	202,280
03/15/20	7.625%	1,614,000	1,597,860
Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	281,000	300,670
Hughes Satellite Systems Corp.(b)
06/15/21	7.625%	720,000	780,300
Intelsat Jackson Holdings SA
04/01/19	7.250%	355,000	370,088
Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	1,504,000	1,567,920
Intelsat Luxembourg SA PIK
02/04/17	11.500%	710,000	740,175
Lamar Media Corp.(a)
02/01/22	5.875%	494,000	507,585
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	511,000	550,602
National CineMedia LLC(a) Senior Secured
04/15/22	6.000%	547,000	556,572
News America, Inc.
02/15/41	6.150%	9,820,000	11,269,982
Nielsen Finance LLC/Co.
10/15/18	7.750%	1,237,000	1,366,885
Reed Elsevier Capital, Inc.
01/15/14	7.750%	9,140,000	10,076,713
Salem Communications Corp. Secured
12/15/16	9.625%	656,000	728,160
Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	737,000	819,912
TCM Sub LLC(a)
01/15/15	3.550%	10,270,000	10,886,530
Thomson Reuters Corp.
07/15/18	6.500%	3,000,000	3,704,328

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media Non-Cable (cont.)
Thomson Reuters Corp.(b) Senior Unsecured
04/15/40	5.850%	$1,640,000	$1,854,273
Univision Communications, Inc.(a)
05/15/21	8.500%	485,000	477,725
Senior Secured
05/15/19	6.875%	526,000	531,917
11/01/20	7.875%	870,000	906,975
XM Satellite Radio, Inc.(a)
11/01/18	7.625%	1,329,000	1,445,354
Total			58,967,254
Metals 2.3%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	734,000	684,455
06/01/21	6.250%	50,000	46,625
ArcelorMittal Senior Unsecured
02/25/17	4.500%	19,845,000	19,916,636
Arch Coal, Inc.(a)(b)
06/15/19	7.000%	276,000	247,020
06/15/21	7.250%	439,000	391,808
CONSOL Energy, Inc.
04/01/20	8.250%	540,000	567,000
03/01/21	6.375%	240,000	225,600
CONSOL Energy, Inc.(b)
04/01/17	8.000%	215,000	226,825
Calcipar SA Senior Secured(a)
05/01/18	6.875%	819,000	839,475
FMG Resources August 2006 Proprietary Ltd.(a)
02/01/18	6.875%	141,000	144,878
11/01/19	8.250%	1,199,000	1,291,922
FMG Resources August 2006 Proprietary Ltd.(a)(b)
02/01/16	6.375%	811,000	827,220
Senior Unsecured
04/01/22	6.875%	610,000	619,150
JMC Steel Group Senior Notes(a)
03/15/18	8.250%	1,021,000	1,056,735
Novelis, Inc.
12/15/17	8.375%	185,000	199,800
12/15/20	8.750%	198,000	218,295
Peabody Energy Corp.(a)
11/15/18	6.000%	617,000	626,255
Peabody Energy Corp.(a)(b)
11/15/21	6.250%	688,000	696,600
Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	521,000	552,260
Vale Overseas Ltd.
01/23/17	6.250%	2,500,000	2,879,980
Total			32,258,539

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Non-Captive Consumer 0.2%
SLM Corp. Senior Notes
01/25/16	6.250%	$233,000	$239,990
Senior Unsecured
03/25/20	8.000%	1,092,000	1,160,250
01/25/22	7.250%	388,000	391,880
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	618,000	502,125
Total			2,294,245
Non-Captive Diversified 3.6%
Ally Financial, Inc.
02/15/17	5.500%	181,000	184,988
12/01/17	6.250%	265,000	278,768
03/15/20	8.000%	3,505,000	4,015,065
09/15/20	7.500%	220,000	245,300
CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	1,561,000	1,607,830
CIT Group, Inc.(a)
05/02/17	7.000%	1,076,000	1,078,690
Senior Unsecured
02/15/19	5.500%	1,688,000	1,734,420
CIT Group, Inc.(a)(b) Senior Secured
04/01/18	6.625%	305,000	329,400
Ford Motor Credit Co. LLC Senior Unsecured
04/15/15	7.000%	140,000	156,100
02/01/21	5.750%	4,419,000	4,972,087
General Electric Capital Corp. Senior Unsecured
10/17/21	4.650%	30,430,000	33,085,474
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	595,000	672,350
05/15/19	6.250%	907,000	915,949
International Lease Finance Corp.(b) Senior Unsecured
12/15/20	8.250%	1,210,000	1,355,200
01/15/22	8.625%	427,000	488,441
Total			51,120,062
Oil Field Services 1.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	1,581,000	1,664,002
Green Field Energy Services, Inc. Senior Secured(a)
11/15/16	13.000%	682,000	668,360
Noble Holding International Ltd.
03/15/22	3.950%	4,100,000	4,165,055
Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	1,240,000	1,356,250
Offshore Group Investments Ltd.(a) Senior Secured
08/01/15	11.500%	831,000	908,906

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Oil Field Services (cont.)
Oil States International, Inc.
06/01/19	6.500%	$510,000	$539,325
Weatherford International Ltd.
03/15/38	7.000%	1,520,000	1,733,844
04/15/42	5.950%	7,290,000	7,559,774
Total			18,595,516
Other Industry —%
Interline Brands, Inc.
11/15/18	7.000%	309,000	327,154
Packaging 0.5%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Secured(a)
10/15/20	9.125%	4,000	4,250
Ardagh Packaging Finance PLC(a) Senior Secured
10/15/17	7.375%	550,000	595,375
Ardagh Packaging Finance PLC(a)(b)
10/15/20	9.125%	505,000	546,662
Berry Plastics Corp. Secured(b)
01/15/21	9.750%	470,000	513,475
Crown Americas LLC/Capital Corp. II
05/15/17	7.625%	220,000	238,700
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	100,000	108,750
Greif, Inc. Senior Unsecured
02/01/17	6.750%	166,000	179,280
08/01/19	7.750%	275,000	310,750
Reynolds Group Issuer, Inc./LLC(a)
04/15/19	9.000%	1,000	1,005
02/15/21	8.250%	1,274,000	1,223,040
Senior Secured
10/15/16	7.750%	243,000	257,580
04/15/19	7.125%	316,000	330,220
08/15/19	7.875%	281,000	303,480
02/15/21	6.875%	1,746,000	1,798,380
Senior Unsecured
08/15/19	9.875%	407,000	424,298
08/15/19	9.875%	92,000	95,910
Total			6,931,155
Paper 0.1%
Cascades, Inc.
12/15/17	7.750%	240,000	237,600
01/15/20	7.875%	205,000	200,388
Graphic Packaging International, Inc.
06/15/17	9.500%	450,000	499,500
10/01/18	7.875%	56,000	62,160
Monaco SpinCo, Inc.(a)(f)
04/30/20	6.750%	244,000	251,320
Total			1,250,968
Pharmaceuticals 0.2%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	159,000	170,528
Grifols, Inc.
02/01/18	8.250%	926,000	991,977

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Pharmaceuticals (cont.)
Mylan, Inc.(a)
11/15/18	6.000%	$660,000	$693,000
Pharmaceutical Product Development, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	206,000	225,570
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	213,000	232,703
Total			2,313,778
Property & Casualty 1.0%
Berkshire Hathaway Finance Corp.
01/15/40	5.750%	2,200,000	2,609,677
CNA Financial Corp. Senior Unsecured
08/15/20	5.875%	8,000,000	8,744,328
Liberty Mutual Group, Inc.(a)
06/01/21	5.000%	3,000,000	3,033,708
Total			14,387,713
Railroads 3.5%
Burlington Northern Santa Fe LLC Senior Unsecured
09/15/41	4.950%	8,400,000	8,881,992
CSX Corp. Senior Unsecured
03/15/18	6.250%	10,360,000	12,542,220
Canadian Pacific Railway Co. Senior Unsecured
05/15/18	6.500%	7,220,000	8,581,208
Canadian Pacific Railway Senior Unsecured
05/15/37	5.950%	760,000	855,511
Norfolk Southern Corp. Senior Unsecured
04/01/18	5.750%	2,171,000	2,595,826
04/01/22	3.000%	6,140,000	6,183,600
Norfolk Southern Corp.(a) Senior Unsecured
10/01/41	4.837%	5,000,000	5,350,585
Union Pacific Corp. Senior Unsecured
05/01/14	5.375%	1,685,000	1,833,294
09/15/41	4.750%	2,500,000	2,668,095
Total			49,492,331
Refining 0.5%
Valero Energy Corp.
02/01/15	4.500%	4,800,000	5,157,706
06/15/37	6.625%	1,070,000	1,157,724
Total			6,315,430
Restaurants 1.3%
Yum! Brands, Inc. Senior Unsecured
09/15/19	5.300%	13,170,000	15,004,212
11/01/21	3.750%	2,555,000	2,683,340
Total			17,687,552
Retailers 1.4%
99 Cents Only Stores(a)
12/15/19	11.000%	305,000	330,163

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Retailers (cont.)
AutoNation, Inc.
02/01/20	5.500%	$249,000	$253,980
Best Buy Co., Inc. Senior Unsecured(b)
03/15/21	5.500%	1,230,000	1,150,735
Burlington Coat Factory Warehouse Corp.(b)
02/15/19	10.000%	832,000	890,240
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	5,440,000	6,428,617
J Crew Group, Inc.(b)
03/01/19	8.125%	254,000	262,890
Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	689,000	689,000
Limited Brands, Inc.
05/01/20	7.000%	500,000	555,000
04/01/21	6.625%	175,000	189,000
02/15/22	5.625%	641,000	645,006
Lowe's Cos, Inc. Senior Unsecured
04/15/42	4.650%	4,435,000	4,492,828
Michaels Stores, Inc.
11/01/16	11.375%	65,000	69,063
QVC, Inc.(a) Senior Secured
04/15/17	7.125%	55,000	58,988
10/01/19	7.500%	515,000	569,075
10/15/20	7.375%	725,000	799,312
Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	513,000	451,440
Rite Aid Corp.(a)(b)
03/15/20	9.250%	766,000	777,490
Rite Aid Corp.(b)
06/15/17	9.500%	570,000	571,425
Senior Secured
08/15/20	8.000%	850,000	983,875
Sally Holdings LLC/Capital, Inc.(a)
11/15/19	6.875%	198,000	211,365
Total			20,379,492
Supermarkets 1.0%
Kroger Co. (The) Senior Unsecured
04/15/42	5.000%	6,350,000	6,341,027
Safeway, Inc. Senior Unsecured
12/01/21	4.750%	7,356,000	7,358,553
Total			13,699,580
Technology 1.9%
Alliance Data Systems Corp.(a)
04/01/20	6.375%	283,000	287,599
Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	816,000	836,400
Amkor Technology, Inc.(b) Senior Unsecured
05/01/18	7.375%	518,000	554,260

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Technology (cont.)
Anixter, Inc.
05/01/19	5.625%	$166,000	$169,735
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	382,000	401,100
01/15/20	6.875%	175,000	191,188
CDW LLC / Finance Corp.
04/01/19	8.500%	931,000	996,170
Senior Secured
12/15/18	8.000%	627,000	683,430
CDW LLC/Finance Corp.(a)
04/01/19	8.500%	285,000	304,594
Cardtronics, Inc.
09/01/18	8.250%	620,000	685,100
CommScope, Inc.(a)(b)
01/15/19	8.250%	355,000	378,963
Corning, Inc. Senior Unsecured
03/15/42	4.750%	4,170,000	4,163,595
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	377,000	411,872
First Data Corp.
01/15/21	12.625%	1,219,000	1,222,047
PIK
09/24/15	10.550%	401,000	408,018
First Data Corp.(a) Senior Secured
08/15/20	8.875%	520,000	565,500
First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	1,169,000	1,201,147
Freescale Semiconductor, Inc.(a) Senior Secured
04/15/18	9.250%	1,042,000	1,142,292
Freescale Semiconductor, Inc.(b)
08/01/20	10.750%	200,000	222,000
Hewlett-Packard Co. Senior Unsecured
09/15/17	2.600%	10,210,000	10,224,570
Interactive Data Corp.
08/01/18	10.250%	735,000	830,550
NXP BV/Funding LLC Senior Secured(a)
08/01/18	9.750%	1,353,000	1,535,655
Total			27,415,785
Textile —%
Levi Strauss & Co. Senior Unsecured(a)(f)
05/01/22	6.875%	61,000	62,525
Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	189,000	197,977
03/15/20	9.750%	562,000	618,200
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	6,117,000	7,154,820
10/15/37	7.000%	2,240,000	2,608,798

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Transportation Services (cont.)
Hertz Corp. (The)
10/15/18	7.500%	$780,000	$836,550
01/15/21	7.375%	244,000	262,300
Total			11,678,645
Wireless 1.3%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a)
05/01/17	7.750%	315,000	343,350
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	956,000	1,006,190
Cricket Communications, Inc.(b)
10/15/20	7.750%	541,000	507,187
Crown Castle International Corp. Senior Unsecured
01/15/15	9.000%	310,000	342,550
MetroPCS Wireless, Inc.
11/15/20	6.625%	49,000	47,163
MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	760,000	780,900
NII Capital Corp.
08/15/16	10.000%	210,000	235,200
04/01/21	7.625%	172,000	159,960
Nextel Communications, Inc.(b)
08/01/15	7.375%	117,000	113,490
SBA Telecommunications, Inc.
08/15/19	8.250%	582,000	641,655
Sprint Capital Corp.
11/15/28	6.875%	285,000	213,037
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	868,000	835,450
Sprint Nextel Corp.(a)
11/15/18	9.000%	2,540,000	2,800,350
03/01/20	7.000%	310,000	316,200
Sprint Nextel Corp.(a)(b) Senior Unsecured
03/01/17	9.125%	7,000	6,948
11/15/21	11.500%	496,000	528,240
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	8,000,000	7,963,952
Wind Acquisition Finance SA Senior Secured(a)
02/15/18	7.250%	1,788,000	1,694,130
Total			18,535,952
Wirelines 5.4%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	3,320,000	4,115,190
09/01/40	5.350%	4,000,000	4,371,988
08/15/41	5.550%	4,530,000	5,171,086
CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	3,067,000	3,040,636
Deutsche Telekom International Finance BV(a)
04/11/16	3.125%	7,224,000	7,485,538

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes (continued)
Wirelines (cont.)
Embarq Corp. Senior Unsecured
06/01/36	7.995%	$10,165,000	$10,202,915
Frontier Communications Corp.(b) Senior Unsecured
04/15/20	8.500%	497,000	516,880
04/15/22	8.750%	577,000	605,850
Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	98,000	93,345
Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	681,000	772,935
Level 3 Financing, Inc.
02/15/17	8.750%	148,000	153,920
02/01/18	10.000%	229,000	250,755
04/01/19	9.375%	1,103,000	1,202,270
Level 3 Financing, Inc.(a) Senior Unsecured
07/01/19	8.125%	233,000	239,408
PAETEC Holding Corp.
12/01/18	9.875%	790,000	894,675
Senior Secured
06/30/17	8.875%	435,000	475,237
Telecom Italia Capital SA
07/18/36	7.200%	3,140,000	2,877,025
Telefonica Emisiones SAU
01/15/15	4.949%	7,980,000	8,003,605
Tw telecom holdings, inc.
03/01/18	8.000%	347,000	379,965
Verizon Communications, Inc. Senior Unsecured
04/15/18	6.100%	11,471,000	13,930,944
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	8,445,000	10,394,140
Windstream Corp.
09/01/18	8.125%	290,000	311,750
10/15/20	7.750%	700,000	749,000
Total			76,239,057
Total Corporate Bonds & Notes (Cost: $1,307,277,551)			$1,346,485,600
Residential Mortgage-Backed Securities – Agency —%
Government National Mortgage Association(i)
01/15/19	10.000%	201	230
Total Residential Mortgage-Backed Securities – Agency (Cost: $202)			$230

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations 1.9%
U.S. Treasury
02/15/22	2.000%	$1,435,000	$1,445,763
U.S. Treasury(b)
03/31/17	1.000%	25,255,000	25,507,550
Total U.S. Treasury Obligations (Cost: $26,798,644)			$26,953,313
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.3%
Automotive —%
Schaeffler AG Tranche C2 Term Loan(c)(f)(j)
01/27/17	6.000%	$254,000	$254,815
Brokerage 0.1%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(j)
02/28/19	8.250%	579,000	590,580
Gaming —%
Caesars Octavius LLC Tranche B Term Loan(c)(j)
04/25/17	9.250%	237,000	234,630
ROC Finance LLC Tranche B Term Loan(c)(j)
08/19/17	8.500%	158,000	158,921
Total			393,551
Media Non-Cable 0.1%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(j)
03/18/19	7.500%	1,568,000	1,592,304
Property & Casualty 0.1%
Lonestar Intermediate Super Holdings LLC(c)(f)(j) Term Loan
09/02/19	11.000%	275,000	282,103
Lonestar Intermediate Super Holdings LLC(c)(j) Term Loan
09/02/19	11.000%	832,000	853,491
Total			1,135,594
Total Senior Loans (Cost: $3,794,457)			$3,966,844

Issuer	Shares	Value
Common Stocks —%
FINANCIALS —%
Thrifts & Mortgage Finance —%
Washington Funding Trust LII D Escrow(g)(h)(k)	1,075	$—
WMI Holdings Corp. (b)(k)	21,286	12,399
Total		12,399
TOTAL FINANCIALS		12,399
Total Common Stocks (Cost: $1,077,709)		$12,399

Issuer	Shares	Value
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(k)	682	$41,602
TOTAL ENERGY		41,602
INFORMATION TECHNOLOGY —%
Communications Equipment —%
CMP Susquehanna Corp.(a)(d)(h)(k)	8,101	81
TOTAL INFORMATION TECHNOLOGY		81
Total Warrants (Cost: $26,821)		$41,683
	Shares	Value
Money Market Funds 1.4%
Columbia Short-Term Cash Fund, 0.144%(l)(m)	19,869,151	$19,869,151
Total Money Market Funds (Cost: $19,869,151)		$19,869,151

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 4.0%
Certificates of Deposit 0.5%
Banque et Caisse d'Epargne de l'Etat
06/15/12	0.430%	998,902	$998,902
Landeskreditbank Baden-Wuerttemberg – Foerderbank
05/31/12	0.190%	2,000,000	2,000,000
Mizuho Corporate Bank Ltd.
06/01/12	0.370%	2,000,000	2,000,000
Natixis
05/01/12	0.240%	2,000,000	2,000,000
Total			6,998,902
Repurchase Agreements 3.5%
Citibank NA dated 04/30/12, matures 05/01/12, repurchase price $5,000,028(n)	0.200%	$5,000,000	5,000,000
Citigroup Global Markets, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,029(n)	0.210%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price $10,000,067(n)	0.240%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $12,000,080(n)	0.240%	12,000,000	12,000,000
Pershing LLC dated 04/30/12, matures 05/01/12, repurchase price $4,000,037(n)	0.330%	4,000,000	4,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Columbia Corporate Income Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $12,677,952(n)	0.210%	$12,677,878	$12,677,878
Total			48,677,878
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $55,676,780)			$55,676,780
Total Investments (Cost: $1,414,521,315)			$1,453,006,000
Other Assets & Liabilities, Net			(45,185,082)
Net Assets			$1,407,820,918

Investments in Derivatives

At April 30, 2012, $327,300 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at April 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Long Bond, 20-year	250	$35,718,750	June 2012	$401,968	$—
U.S. Treasury Note, 5-year	150	18,569,532	June 2012	73,603	—
U.S. Treasury Note, 10-year	(710)	(93,919,688)	June 2012	—	(1,165,065)
U.S. Treasury Ultra Bond, 30-year	18	2,840,625	June 2012	50,879	—
Total				$526,450	$(1,165,065)
Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $245,566,510 or 17.44% of net assets.

(b)  At April 30, 2012, security was partially or fully on loan.

(c)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2012 was $9,606, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2012 was as follows:

Security Description	Acquisition Dates	Cost
CMP Susquehanna Corp.	03/26/09	$81
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	03/10/2006–05/14/2008	5,688,448

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2012, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  Negligible market value.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Columbia Corporate Income Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2012, the value of these securities amounted to $9,606, which represents less than 0.01% of net assets.

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k)  Non-income producing.

(l)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(m)  Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$76,372,307	$30,304,565	$(86,807,721)	$—	$19,869,151	$4,715	$19,869,151

  Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$815,820,575	$(739,448,268)	$—	$76,372,307	$38,672	$76,372,307

(n)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.200%)

Security Description	Value
Fannie Mae REMICS	$2,640,148
Freddie Mac REMICS	2,271,587
Government National Mortgage Association	188,265
Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.210%)

Security Description	Value
Fannie Mae REMICS	$1,832,624
Fannie Mae-Aces	344,487
Freddie Mac REMICS	1,795,352
Government National Mortgage Association	1,127,537
Total Market Value of Collateral Securities	$5,100,000

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$5,060,489
Freddie Mac REMICS	5,139,511
Total Market Value of Collateral Securities	$10,200,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Columbia Corporate Income Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$424,080
Fannie Mae REMICS	3,147,844
Fannie Mae Whole Loan	98,895
Freddie Mac Gold Pool	888,259
Freddie Mac Non Gold Pool	229,794
Freddie Mac REMICS	2,749,519
Government National Mortgage Association	1,959,677
United States Treasury Note/Bond	2,742,014
Total Market Value of Collateral Securities	$12,240,082

Pershing LLC (0.330%)

Security Description	Value
Fannie Mae Pool	$829,994
Fannie Mae REMICS	217,239
Fannie Mae-Aces	23,840
Federal Farm Credit Bank	150,688
Federal Home Loan Banks	39,404
Federal Home Loan Mortgage Corp	32,224
Federal National Mortgage Association	45,639
Freddie Mac Coupon Strips	31,482
Freddie Mac Gold Pool	320,566
Freddie Mac Non Gold Pool	120,863
Freddie Mac Reference REMIC	38,436
Freddie Mac REMICS	250,152
Ginnie Mae I Pool	412,692
Ginnie Mae II Pool	1,152,062
Government National Mortgage Association	136,896
United States Treasury Note/Bond	277,823
Total Market Value of Collateral Securities	$4,080,000

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$8,811,093
Freddie Mac Gold Pool	4,120,342
Total Market Value of Collateral Securities	$12,931,435
Abbreviation Legend

PIK  Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Columbia Corporate Income Fund

April 30, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Columbia Corporate Income Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Banking	$—	$143,027,361	$9,525	$143,036,886
Electric	—	195,930,509	59,186	195,989,695
All Other Industries	—	1,007,459,019	—	1,007,459,019
Residential Mortgage-Backed Securities — Agency	—	230	—	230
U.S. Treasury Obligations	26,953,313	—	—	26,953,313
Total Bonds	26,953,313	1,346,417,119	68,711	1,373,439,143
Equity Securities
Common Stocks
Financials	12,399	—	—	12,399
Warrants
Energy	—	41,602	—	41,602
Information Technology	—	—	81	81
Total Equity Securities	12,399	41,602	81	54,082
Other
Senior Loans	—	3,966,844	—	3,966,844
Money Market Funds	19,869,151	—	—	19,869,151
Investments of Cash Collateral Received for Securities on Loan	—	55,676,780	—	55,676,780
Total Other	19,869,151	59,643,624	—	79,512,775
Investments in Securities	46,834,863	1,406,102,345	68,792	1,453,006,000
Derivatives
Assets
Futures Contracts	526,450	—	—	526,450
Liabilities
Futures Contracts	(1,165,065)	—	—	(1,165,065)
Total	$46,196,248	$1,406,102,345	$68,792	$1,452,367,385

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Warrants	Preferred Stocks	Total
Balance as of March 31, 2011	$2,676,525	$81	$71	$2,676,677
Accrued discounts/premiums	126	—	—	126
Realized gain (loss)	1,414	—	70,819	72,233
Change in unrealized appreciation (depreciation)*	1,588	—	—	1,588
Sales	(209,090)	—	(70,890)	(279,980)
Purchases	266,735	—	—	266,735
Transfers into Level 3	7,938	—	—	7,938
Transfers out of Level 3	(2,676,525)	—	—	(2,676,525)
Balance as of April 30, 2012	$68,711	$81	$—	$68,792

*Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2012 was $1,588 for Corporate Bonds & Notes.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Columbia Corporate Income Fund

April 30, 2012

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, utilization of single market quotations from broker dealers, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$199,399,292	$86,468	$199,485,760
All Other Industries	—	1,091,049,239	—	1,091,049,239
Residential Mortgage-Backed Securities — Agency	—	233	—	233
U.S. Treasury Obligations	$38,949,276	—	—	38,949,276
Total Bonds	38,949,276	1,290,448,764	86,468	1,329,484,508
Equity Securities
Common Stocks
Financials	18,838	—	—	18,838
Warrants
Energy	—	45,012	—	45,012
Information Technology	—	—	81	81
Total Equity Securities	18,838	45,012	81	63,931
Other
Senior Loans	—	3,939,221	—	3,939,221
Money Market Funds	76,372,307	—	—	76,372,307
Investments of Cash Collateral Received for Securities on Loan	—	55,349,048	—	55,349,048
Total Other	76,372,307	59,288,269	—	135,660,576
Investments in Securities	115,340,421	1,349,782,045	86,549	1,465,209,015
Derivatives
Assets
Futures Contracts	1,084,593	—	—	1,084,593
Liabilities
Futures Contracts	(1,058,848)	—	—	(1,058,848)
Total	$115,366,166	$1,349,782,045	$86,549	$1,465,234,760

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Statement of Assets and Liabilities – Columbia Corporate Income Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,338,975,384 and $1,309,823,945)	$1,377,460,069	$1,333,487,660
Affiliated issuers (identified cost $19,869,151 and $76,372,307)	19,869,151	76,372,307
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $6,998,902 and $5,998,747)	6,998,902	5,998,747
Repurchase agreements (identified cost $48,677,878 and $49,350,301)	48,677,878	49,350,301
Total investments (identified cost $1,414,521,315 and $1,441,545,300)	1,453,006,000	1,465,209,015
Cash	454	—
Margin deposits on futures contracts	327,300	362,720
Receivable for:
Investments sold	797,067	17,621,694
Capital shares sold	3,997,871	4,854,048
Dividends	4,419	9,747
Interest	18,513,533	16,792,796
Reclaims	21,068	1,584
Expense reimbursement due from Investment Manager	3,426	190
Prepaid expense	1,221	2,441
Trustees' deferred compensation plan	57,572	57,572
Other assets	156,057	286,105
Total assets	1,476,885,988	1,505,197,912
Liabilities
Disbursements in excess of cash	—	60,117
Due upon return of securities on loan	55,676,780	55,349,048
Payable for:
Investments purchased	2,505,986	51,222,531
Investments purchased on a delayed delivery basis	5,345,709	17,312,250
Capital shares purchased	1,161,276	1,227,074
Dividend distributions to shareholders	4,039,748	5,196,742
Variation margin on futures contracts	42,188	43,003
Investment management fees	49,131	16,015
Distribution and service fees	7,290	2,365
Transfer agent fees	112,802	110,658
Administration fees	7,516	2,454
Compensation of board members	—	615
Chief compliance officer expenses	41	204
Other expenses	59,031	60,498
Trustees' deferred compensation plan	57,572	57,572
Total liabilities	69,065,070	130,661,146
Net assets applicable to outstanding capital stock	$1,407,820,918	$1,374,536,766

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Statement of Assets and Liabilities (continued) – Columbia Corporate Income Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$1,370,885,743	$1,352,466,579
Excess of distributions over net investment income	(965,745)	(1,130,505)
Accumulated net realized gain (loss)	476,783	(196,883)
Unrealized appreciation (depreciation) on:
Investments	38,484,685	23,663,715
Futures contracts	(638,615)	25,745
Swap contracts	(421,933)	(291,885)
Total — representing net assets applicable to outstanding capital stock	$1,407,820,918	$1,374,536,766
*Value of securities on loan	$79,760,873	$80,252,619
Net assets applicable to outstanding shares
Class A	$123,973,759	$119,473,207
Class B	$3,128,662	$3,172,616
Class C	$17,062,397	$16,074,274
Class I	$576,448,973	$560,563,810
Class W	$162,774,961	$159,553,200
Class Z	$524,432,166	$515,699,659
Shares outstanding
Class A	12,039,309	11,726,283
Class B	303,846	311,396
Class C	1,657,040	1,577,731
Class I	55,969,575	55,009,167
Class W	15,806,122	15,658,789
Class Z	50,930,308	50,617,674
Net asset value per share
Class A(a)	$10.30	$10.19
Class B	$10.30	$10.19
Class C	$10.30	$10.19
Class I	$10.30	$10.19
Class W	$10.30	$10.19
Class Z	$10.30	$10.19

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $10.81 and $10.70, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Statement of Operations – Columbia Corporate Income Fund

Year Ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$—	$19,735
Interest	4,970,430	43,227,050
Dividends from affiliates	4,715	38,672
Income from securities lending — net	12,789	82,350
Foreign taxes withheld	(15,974)	(4,471)
Total income	4,971,960	43,363,336
Expenses:
Investment management fees	502,876	4,163,696
Distribution fees
Class B	2,012	29,035
Class C	10,376	86,346
Service fees
Class A	25,636	237,757
Class B	670	9,676
Class C	3,459	28,819
Class W	33,987	330,921
Transfer agent fees
Class A	17,386	174,691
Class B	454	7,400
Class C	2,347	21,392
Class W	23,043	246,063
Class Z	74,629	801,609
Administration fees	76,982	765,092
Compensation of board members	4,062	39,860
Pricing and bookkeeping fees	—	37,889
Custodian fees	3,400	36,363
Printing and postage fees	35,000	105,652
Registration fees	6,901	98,121
Professional fees	15,157	65,114
Line of credit interest expense	—	85
Chief compliance officer expenses	76	869
Other	2,581	33,638
Total expenses	841,034	7,320,088
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(32,856)	(395,818)
Fees waived by Distributor — Class C	(2,075)	(17,162)
Expense reductions	—	(2,626)
Total net expenses	806,103	6,904,482
Net investment income	4,165,857	36,458,854
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	288,729	37,986,519
Futures contracts	424,494	(7,247,227)
Swap contracts	—	(47,583)
Net realized gain	713,223	30,691,709
Net change in unrealized appreciation (depreciation) on:
Investments	14,820,970	18,532,606
Futures contracts	(664,360)	113,266
Swap contracts	(130,048)	54,278
Net change in unrealized appreciation	14,026,562	18,700,150
Net realized and unrealized gain	14,739,785	49,391,859
Net increase in net assets resulting from operations	$18,905,642	$85,850,713

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Statement of Changes in Net Assets – Columbia Corporate Income Fund

Year Ended	April 30, 2012(a)	March 31, 2012	March 31, 2011(b)
Operations
Net investment income	$4,165,857	$36,458,854	$28,029,863
Net realized gain	713,223	30,691,709	12,056,581
Net change in unrealized appreciation (depreciation)	14,026,562	18,700,150	(2,011,493)
Net increase in net assets resulting from operations	18,905,642	85,850,713	38,074,951
Distributions to shareholders from:
Net investment income
Class A	(327,834)	(3,452,265)	(4,481,416)
Class B	(6,678)	(113,036)	(251,572)
Class C	(36,115)	(347,843)	(519,875)
Class I	(1,717,322)	(11,800,140)	(517,220)
Class W	(435,274)	(4,768,151)	(1,678,751)
Class Z	(1,517,431)	(17,056,600)	(21,713,307)
Total distributions to shareholders	(4,040,654)	(37,538,035)	(29,162,141)
Increase (decrease) in net assets from share transactions	18,419,164	630,027,578	132,880,043
Total increase in net assets	33,284,152	678,340,256	141,792,853
Net assets at beginning of year	1,374,536,766	696,196,510	554,403,657
Net assets at end of year	$1,407,820,918	$1,374,536,766	$696,196,510
Excess of distributions over net investment income	$(965,745)	$(1,130,505)	$(831,992)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I and Class W are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

27

Statement of Changes in Net Assets (continued) – Columbia Corporate Income Fund

Year Ended	April 30, 2012(a)		March 31, 2012		March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	425,356	4,353,357	4,993,355	50,074,081	1,507,952	14,565,372
Distributions reinvested	27,243	280,608	259,437	2,600,631	326,686	3,163,931
Redemptions	(139,573)	(1,429,716)	(1,957,776)	(19,586,242)	(2,358,254)	(22,786,915)
Net increase (decrease)	313,026	3,204,249	3,295,016	33,088,470	(523,616)	(5,057,612)
Class B shares
Subscriptions	4,844	49,430	95,809	956,120	51,445	495,733
Distributions reinvested	447	4,603	7,177	71,740	17,124	165,660
Redemptions(c)	(12,841)	(131,566)	(238,888)	(2,389,527)	(311,899)	(3,013,501)
Net decrease	(7,550)	(77,533)	(135,902)	(1,361,667)	(243,330)	(2,352,108)
Class C shares
Subscriptions	105,652	1,081,960	824,119	8,321,012	183,718	1,774,340
Distributions reinvested	2,720	28,015	23,640	237,133	31,891	308,829
Redemptions	(29,063)	(297,478)	(294,870)	(2,959,394)	(372,498)	(3,606,826)
Net increase (decrease)	79,309	812,497	552,889	5,598,751	(156,889)	(1,523,657)
Class I shares
Subscriptions	1,239,704	12,629,402	48,386,451	481,594,926	10,334,592	100,306,262
Distributions reinvested	166,730	1,717,322	1,170,821	11,797,983	53,189	517,152
Redemptions	(446,026)	(4,567,469)	(4,713,510)	(47,364,701)	(222,376)	(2,163,407)
Net increase	960,408	9,779,255	44,843,762	446,028,208	10,165,405	98,660,007
Class W shares
Subscriptions	352,778	3,611,024	9,262,938	92,346,292	11,612,702	112,516,104
Distributions reinvested	42,259	435,264	475,611	4,768,058	173,020	1,678,648
Redemptions	(247,704)	(2,534,676)	(4,823,917)	(48,487,012)	(1,041,565)	(10,082,908)
Net increase	147,333	1,511,612	4,914,632	48,627,338	10,744,157	104,111,844
Class Z shares
Subscriptions	880,083	8,998,731	19,227,560	192,831,438	10,893,155	105,352,950
Distributions reinvested	36,579	376,762	455,062	4,554,810	782,503	7,573,182
Redemptions	(604,028)	(6,186,409)	(9,940,269)	(99,339,770)	(18,133,934)	(173,884,563)
Net increase (decrease)	312,634	3,189,084	9,742,353	98,046,478	(6,458,276)	(60,958,431)
Total net increase	1,805,160	18,419,164	63,212,750	630,027,578	13,527,451	132,880,043

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I and Class W are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

28

Financial Highlights – Columbia Corporate Income Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.53		$7.61		$9.06		$9.68
Income from investment operations:
Net investment income	0.03		0.35		0.50		0.54		0.50		0.51
Net realized and unrealized gain (loss)	0.11		0.49		0.19		1.95		(1.45)		(0.62)
Total from investment operations	0.14		0.84		0.69		2.49		(0.95)		(0.11)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.36)		(0.51)		(0.57)		(0.50)		(0.51)
Total distributions to shareholders	(0.03)		(0.36)		(0.51)		(0.57)		(0.50)		(0.51)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Total return	1.35%		8.83%		7.43%		33.42%		(10.77%)		(1.15%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(d)	0.98	%(e)	1.03%		0.95	%(e)	1.03	%(e)	1.00	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.92	%(d)	0.93	%(e)(g)	0.96	%(g)	0.95	%(e)(g)	1.03	%(e)(g)	1.00	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97	%(d)	0.98%		1.02%		0.95%		1.03%		1.00%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.92	%(d)	0.93	%(g)	0.95	%(g)	0.95	%(g)	1.03	%(g)	1.00	%(g)
Net investment income	3.30	%(d)	3.54	%(g)	5.14	%(g)	6.04	%(g)	5.95	%(g)	5.41	%(g)
Supplemental data
Net assets, end of period (in thousands)	$123,974		$119,473		$81,879		$85,361		$71,290		$108,294
Portfolio turnover	6%		183%		108%		131%		147%		193%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

29

Financial Highlights (continued) – Columbia Corporate Income Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.53		$7.61		$9.06		$9.68
Income from investment operations:
Net investment income	0.02		0.28		0.43		0.48		0.43		0.44
Net realized and unrealized gain (loss)	0.11		0.49		0.19		1.95		(1.45)		(0.62)
Total from investment operations	0.13		0.77		0.62		2.43		(1.02)		(0.18)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.29)		(0.44)		(0.51)		(0.43)		(0.44)
Total distributions to shareholders	(0.02)		(0.29)		(0.44)		(0.51)		(0.43)		(0.44)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Total return	1.29%		8.02%		6.64%		32.44%		(11.44%)		(1.88%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.72	%(d)	1.75	%(e)	1.78%		1.70	%(e)	1.78	%(e)	1.75	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.67	%(d)	1.68	%(e)(g)	1.71	%(g)	1.70	%(e)(g)	1.78	%(e)(g)	1.75	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.72	%(d)	1.75%		1.77%		1.70%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.67	%(d)	1.68	%(g)	1.70	%(g)	1.70	%(g)	1.78	%(g)	1.75	%(g)
Net investment income	2.55	%(d)	2.84	%(g)	4.42	%(g)	5.33	%(g)	5.17	%(g)	4.67	%(g)
Supplemental data
Net assets, end of period (in thousands)	$3,129		$3,173		$4,344		$6,583		$7,705		$14,290
Portfolio turnover	6%		183%		108%		131%		147%		193%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

30

Financial Highlights (continued) – Columbia Corporate Income Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.53		$7.61		$9.06		$9.68
Income from investment operations:
Net investment income	0.02		0.29		0.44		0.49		0.45		0.45
Net realized and unrealized gain (loss)	0.11		0.49		0.20		1.95		(1.45)		(0.61)
Total from investment operations	0.13		0.78		0.64		2.44		(1.00)		(0.16)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.30)		(0.46)		(0.52)		(0.45)		(0.46)
Total distributions to shareholders	(0.02)		(0.30)		(0.46)		(0.52)		(0.45)		(0.46)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Total return	1.30%		8.18%		6.79%		32.63%		(11.31%)		(1.74%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.72	%(d)	1.73	%(e)	1.78%		1.70	%(e)	1.78	%(e)	1.75	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.52	%(d)	1.53	%(e)(g)	1.56	%(g)	1.55	%(e)(g)	1.63	%(e)(g)	1.60	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.72	%(d)	1.73%		1.77%		1.70%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.52	%(d)	1.53	%(g)	1.55	%(g)	1.55	%(g)	1.63	%(g)	1.60	%(g)
Net investment income	2.69	%(d)	2.93	%(g)	4.55	%(g)	5.45	%(g)	5.35	%(g)	4.81	%(g)
Supplemental data
Net assets, end of period (in thousands)	$17,062		$16,074		$9,952		$11,265		$9,974		$14,510
Portfolio turnover	6%		183%		108%		131%		147%		193%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

31

Financial Highlights (continued) – Columbia Corporate Income Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class I
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.03		0.38		0.25
Net realized and unrealized gain (loss)	0.11		0.50		(0.11)
Total from investment operations	0.14		0.88		0.14
Less distributions to shareholders from:
Net investment income	(0.03)		(0.40)		(0.27)
Total distributions to shareholders	(0.03)		(0.40)		(0.27)
Net asset value, end of period	$10.30		$10.19		$9.71
Total return	1.38%		9.23%		1.50%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.55	%(d)	0.54	%(e)	0.65	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.55	%(d)	0.54	%(e)(g)	0.65%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.55	%(d)	0.54%		0.65	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.55	%(d)	0.54	%(g)	0.65	%(d)(g)
Net investment income	3.68	%(d)	3.81	%(g)	5.15	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$576,449		$560,564		$98,729
Portfolio turnover	6%		183%		108%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

32

Financial Highlights (continued) – Columbia Corporate Income Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class W
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.03		0.35		0.23
Net realized and unrealized gain (loss)	0.11		0.49		(0.10)
Total from investment operations	0.14		0.84		0.13
Less distributions to shareholders from:
Net investment income	(0.03)		(0.36)		(0.26)
Total distributions to shareholders	(0.03)		(0.36)		(0.26)
Net asset value, end of period	$10.30		$10.19		$9.71
Total return	1.35%		8.83%		1.31%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.97	%(d)	0.98	%(e)	1.06	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.92	%(d)	0.93	%(e)(g)	0.95%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.97	%(d)	0.98%		1.06	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.92	%(d)	0.93	%(g)	0.95	%(d)(g)
Net investment income	3.30	%(d)	3.50	%(g)	4.70	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$162,775		$159,553		$104,340
Portfolio turnover	6%		183%		108%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

33

Financial Highlights (continued) – Columbia Corporate Income Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$10.19		$9.71		$9.53		$7.61		$9.06		$9.68
Income from investment operations:
Net investment income	0.03		0.38		0.52		0.56		0.52		0.53
Net realized and unrealized gain (loss)	0.11		0.49		0.20		1.96		(1.45)		(0.61)
Total from investment operations	0.14		0.87		0.72		2.52		(0.93)		(0.08)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.39)		(0.54)		(0.60)		(0.52)		(0.54)
Total distributions to shareholders	(0.03)		(0.39)		(0.54)		(0.60)		(0.52)		(0.54)
Proceeds from regulatory settlement	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Total return	1.37%		9.10%		7.70%		33.74%		(10.55%)		(0.90%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.72	%(d)	0.73	%(e)	0.78%		0.70	%(e)	0.78	%(e)	0.75	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.67	%(d)	0.68	%(e)(g)	0.71	%(g)	0.70	%(e)(g)	0.78	%(e)(g)	0.75	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.72	%(d)	0.73%		0.77%		0.70%		0.78%		0.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.67	%(d)	0.68	%(g)	0.70	%(g)	0.70	%(g)	0.78	%(g)	0.75	%(g)
Net investment income	3.55	%(d)	3.80	%(g)	5.37	%(g)	6.29	%(g)	6.22	%(g)	5.66	%(g)
Supplemental data
Net assets, end of period (in thousands)	$524,432		$515,700		$396,952		$451,195		$358,348		$478,519
Portfolio turnover	6%		183%		108%		131%		147%		193%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

34

Notes to Financial Statements – Columbia Corporate Income Fund
April 30, 2012

Note 1. Organization

Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

35

Columbia Corporate Income Fund, April 30, 2012

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an

36

Columbia Corporate Income Fund, April 30, 2012

illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at April 30, 2012

	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$526,450	*	Net assets—unrealized depreciation on futures contracts	$1,165,065	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

37

Columbia Corporate Income Fund, April 30, 2012

Effect of Derivative Instruments in the Statement of Operations for the Period Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$424,494

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts
Interest rate contracts	$(664,360)

Volume of Derivative Instruments for the Period Ended April 30, 2012

Contracts Opened
Futures Contracts	48

Fair Values of Derivative Instruments at March 31, 2012

	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	$1,084,593	*	Net assets—unrealized depreciation on futures contracts	$1,058,848	*

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Assets and Liabilities. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(47,583)	$(47,583)
Interest rate contracts	(7,247,227)	—	$(7,247,227)
Total	$(7,247,227)	$(47,583)	$(7,294,810)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$22,489	$22,489
Interest rate contracts	113,266	—	$113,266
Total	$113,266	$22,489	$135,755

38

Columbia Corporate Income Fund, April 30, 2012

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Futures Contracts	5,866
Aggregate Notional Opened
Credit Default Swap Contracts—Buy Protection	$9,500,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

39

Columbia Corporate Income Fund, April 30, 2012

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.42% to 0.32% as the Fund's net assets increased. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective management fee rate was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund's average daily net assets that declined from 0.15% to 0.10% as the Fund's net assets increased. For the period April 1, 2012 to April 30, 2012, the annualized effective administration fee rate was 0.07% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective administration fee rate was 0.08% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State

40

Columbia Corporate Income Fund, April 30, 2012

Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.17%	0.18%
Class B	0.17	0.19
Class C	0.17	0.19
Class W	0.17	0.19
Class Z	0.17	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $2,610.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the

41

Columbia Corporate Income Fund, April 30, 2012

Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $19,406 for Class A, $707 for Class B and $10 for Class C shares for the period April 1, 2012 to April 30, 2012, and $210,649 for Class A, $2,816 for Class B and $2,321 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.92%
Class B	1.67
Class C	1.67
Class I	0.62
Class W	0.92
Class Z	0.67

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.95%
Class B	1.70
Class C	1.70
Class I	0.65
Class W	0.95
Class Z	0.70

42

Columbia Corporate Income Fund, April 30, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for capital loss carryforward, defaulted bonds, deferral/reversal of wash sales, Trustees' deferred compensation, distributions, recognition of market discount, paydown reclassification, recognition of unrealized appreciation (depreciation) for certain derivative investments, and tax straddles. For the year ended March 31, 2012, these differences are primarily due to defaulted bonds, differing treatment for deferral/reversal of wash sales, Trustees' deferred compensation, recognition of market discount and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended	Year ended
	April 30, 2012	March 31, 2012
Excess of distributions over net investment income	$39,557	$780,668
Accumulated net realized gain/loss	(39,557)	(829,868)
Paid-in capital	—	49,200

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$4,040,654	$37,538,035	$29,162,141

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed ordinary income	$3,783,504	$4,813,076
Undistributed accumulated long-term gain	159,269	159,269
Unrealized appreciation	$38,251,054	23,205,971

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$48,413,639	$35,133,134
Aggregate unrealized depreciation	(10,162,585)	(11,927,163)
Net unrealized appreciation	38,251,054	23,205,971
Cost of investments for tax purposes	$1,414,754,946	$1,442,003,044

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	April 30, 2012 Amount	March 31, 2012 Amount
Unlimited short-term	$118,581	$—
Unlimited long-term	93,133	—
Total	$211,714	$—

43

Columbia Corporate Income Fund, April 30, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $29,612,869 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $114,223,187 and $84,335,891, respectively, of which $32,997,515 and $59,135,608, respectively, were U.S. government securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,344,123,974 and $1,747,261,985, respectively, of which $455,637,867 and $441,986,192, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended April 30, 2012 and the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the

44

Columbia Corporate Income Fund, April 30, 2012

investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

At April 30, 2012, securities valued at $79,760,873 were on loan, secured by U.S. government securities valued at $25,664,491 and by cash collateral of $55,676,780 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $80,252,619 were on loan, secured by U.S. government securities valued at $27,026,445 and by cash collateral of $55,349,048 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through June 26, 2011, these credits reduced total expenses by $16.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At April 30, 2012 and March 31, 2012, two unaffiliated shareholder accounts owned 42.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 40.9% and 40.7% at April 30, 2012 and March 31, 2012, respectively, of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. The Fund had no borrowings during the period ended April 30, 2012.

45

Columbia Corporate Income Fund, April 30, 2012

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $2,200,000 at a weighted average interest rate of 1.39%.

Note 11. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that invests in a wider range of industries.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

46

Columbia Corporate Income Fund, April 30, 2012

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

47

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

48

Federal Income Tax Information (Unaudited) – Columbia Corporate Income Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2012, $167,232, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

49

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 51; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

50

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager—Global Education Industry from 1994 to 1997, President—Application Systems Division from 1991 to 1994, Chief Financial Officer—US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

51

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held
William F. Truscott (born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

52

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer. Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

53

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

54

This page intentionally left blank.

55

This page intentionally left blank.

56

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Corporate Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

57

Columbia Corporate Income Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1181 C (5/12)

Columbia Intermediate Bond Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	31

Statement of Operations	33

Statement of Changes in Net Assets	34

Financial Highlights	36

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	59

Fund Governance	60

Important Information About This Report	65

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Intermediate Bond Fund

Summary

■  For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 7.80% without sales charge.

■  The fund's return was lower than the return of its benchmark, the Barclays Aggregate Bond Index1.

■  The fund produced competitive results by selectively reducing risk throughout the period.

Portfolio Management

Carl W. Pappo, lead manager, has co-managed the fund since March 2005. From 1993 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Pappo was associated with the fund's previous investment adviser as an investment professional.

Alexander D. Powers has co-managed the fund since May 2010. From 1996 until joining the Investment Manager in May 2010, Mr. Powers was associated with the fund's previous investment adviser as an investment professional.

Brian Lavin has co-managed the fund since May 2010. From 1994 until joining the Investment Manager in May 2010, Mr. Lavin was associated with the fund's previous investment adviser as an investment professional.

Michael Zazzarino has co-managed the fund since May 2010. From 2005 until joining the Investment Manager in May 2010, Mr. Zazzarino was associated with the fund's previous investment adviser as an investment professional.

1The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with a least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+7.80%

Class A shares (without sales charge)

+8.91%

Barclays Aggregate Bond Index

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge	without	with
Class A	17,310	16,486
Class B	16,066	16,066
Class C	16,309	16,309
Class I*	17,782	n/a
Class R*	16,883	n/a
Class W*	17,396	n/a
Class Z	17,746	n/a

Average annual total return as of 04/30/12 (%)

Share class	A		B		C		I*	R*	W*	Z
Inception	07/31/00		02/01/02		02/01/02		09/27/10	01/23/06	09/27/10	12/05/78
Sales charge	without	with	without	with	without	with	without	without	without	without
1-month
(cumulative)	0.91	–2.33	0.85	–2.15	0.86	–0.14	0.94	0.89	0.91	0.93
1-year	6.47	2.99	5.68	2.68	5.85	4.85	6.83	6.21	6.47	6.74
5-year	6.08	5.38	5.30	5.30	5.46	5.46	6.39	5.82	6.14	6.35
10-year	5.64	5.13	4.86	4.86	5.01	5.01	5.92	5.38	5.69	5.90

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares and, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 & 10 year average annual returns with sales charge as of September 30, 2011 include the previous sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisors LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class W shares are sold at net asset value with a service (12b-1) fee. Class R, Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Understanding Your Expenses – Columbia Intermediate Bond Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011 – April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.60	1,020.69	4.25	4.22	0.84
Class B	1,000.00	1,000.00	1,028.80	1,016.96	8.02	7.97	1.59
Class C	1,000.00	1,000.00	1,029.50	1,017.70	7.27	7.22	1.44
Class I	1,000.00	1,000.00	1,034.30	1,022.33	2.58	2.56	0.51
Class R	1,000.00	1,000.00	1,031.30	1,019.44	5.51	5.47	1.09
Class W	1,000.00	1,000.00	1,032.30	1,020.49	4.45	4.42	0.88
Class Z	1,000.00	1,000.00	1,033.90	1,021.93	2.98	2.97	0.59

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent six months and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Portfolio Manager's Report – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio breakdown1

(at 04/30/12) (%)
Corporate Bonds & Notes	40.2
U.S. Treasury Obligations	21.2
Residential Mortgage-Backed Securities—Agency	16.0
Commercial Mortgage-Backed Securities—Non-Agency	13.4
Preferred Debt	2.1
Asset-Backed Securities—Non-Agency	1.5
Municipal Bonds	1.2
Treasury Note Short-Term	1.2
Foreign Government Obligations	1.1
Residential Mortgage-Backed Securities—Non-Agency	1.1
Other[2]	0.6
Asset-Backed Securities—Agency	0.3
Senior Loans	0.1
Common Stocks	0.0	*
Inflation Indexed Bonds	0.0	*
Warrants	0.0	*

*Rounds to less than 0.1%.

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Money Market Funds.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Quality breakdown1

(at April 30, 2012) (%)

AAA rating	50.6
AA rating	4.0
A rating	8.6
BBB rating	26.1
BB rating	5.6
B rating	3.5
CCC rating	0.8
CC rating	0.1
C rating	0.0	*
Not rated	0.7

*Rounds to less than 0.1%.

1Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia Intermediate Bond Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 7.80% without sales charge. The fund's return was lower than the 8.91% return of its benchmark, the Barclays Aggregate Bond Index, for the same period. The benchmark's conservative profile gave it an advantage at a time of significant challenges for the global economy.

A period of economic uncertainty

Both at home and abroad, economic growth was uneven during the period. Although the U.S. economy continued to recover and the unemployment rate edged downward, overall growth remained constrained. Meanwhile, the euro zone experienced unprecedented distress emanating originally from budgetary difficulties in Greece, whose perilous finances were then replicated in Portugal, Italy and elsewhere across the continent. Domestic markets understood the risks represented by a weakened Europe and reacted with a significant correction in the summer of 2011. Although corporate bonds and other non-Treasury assets began to recover in the fourth quarter, risk avoidance was a winning investment strategy for the period as a whole, with higher-rated credits outperforming lower-rated ones. The benchmark index, one-third of which consists of Treasury securities, was therefore a good match for the prevailing environment.

Higher risk holdings constrained results

The fund's investments in high-yield bonds and commercial mortgage-backed securities accounted for the slight performance shortfall versus the benchmark, which contains no high-yield component. However, the fund took several steps during the period that helped it reduce risks and remain competitive. As the tenuous nature of the economic recovery became clear, we cut the fund's high-yield position essentially in half, from approximately 7.0% of net assets to just 4.0%. The proceeds of this reduction bolstered the Treasury component, which we raised from approximately 13.0% of net assets in the spring of 2011 to 18.0% by the end of the period. Within the fund's corporate holdings security selection in the financial sector made a positive contribution to performance, as did an underweight position in the consumer cyclical sector, which struggled alongside the uneven recovery. Investments in the utility sector were another strong contributor. The fund also benefited from selective purchases of long-term Treasury securities, which were a major beneficiary of the sluggish economy. With short-term rates stuck at essentially zero, any shift of investor assets into fixed income was directed to the long end of the yield curve, where yields declined and asset values rose.

Portfolio Manager's Report (continued) – Columbia Intermediate Bond Fund

Looking ahead

We continue to believe that Europe's sovereign crisis will cast a long shadow on the U.S. economy and on U.S. fixed-income markets, in particular, justifying the portfolio's current conservative orientation. The uncertainties created by the 2012 political season provide another reason to keep the fund's risk exposure limited in the near term. We will continue to monitor the economy for signs of inflation, any acceleration of which could push long-term rates higher.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments.

Portfolio of Investments – Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) 39.6%
Aerospace & Defense 0.5%
ADS Tactical, Inc. Senior Secured(b)(c)
04/01/18	11.000%	$1,460,000	$1,496,500
BE Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	520,000	527,800
Huntington Ingalls Industries, Inc.
03/15/18	6.875%	585,000	618,638
03/15/21	7.125%	476,000	503,965
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	1,681,000	1,807,075
L-3 Communications Corp.
02/15/21	4.950%	8,735,000	9,347,332
Oshkosh Corp.
03/01/17	8.250%	71,000	77,035
03/01/20	8.500%	675,000	732,375
Raytheon Co. Senior Unsecured
08/15/27	7.200%	2,055,000	2,738,057
TransDigm, Inc.
12/15/18	7.750%	558,000	608,220
Total			18,456,997
Airlines 0.1%
Continental Airlines 1997-1 Class A Pass-Through Trust
04/01/15	7.461%	1,677,629	1,696,502
Automotive 0.7%
Allison Transmission, Inc.(b)
05/15/19	7.125%	476,000	497,420
Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	446,000	461,610
Chrysler Group LLC/Co-Issuer, Inc.(c) Secured
06/15/19	8.000%	704,000	728,640
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	125,000	133,750
02/15/21	6.750%	647,000	695,525
Delphi Corp.(b)
05/15/21	6.125%	112,000	119,280
Delphi Corp.(b)(c)
05/15/19	5.875%	628,000	662,540
Ford Motor Credit Co. LLC Senior Unsecured
02/01/21	5.750%	2,312,000	2,601,372
FUEL Trust Secured(b)
06/15/16	3.984%	16,325,000	16,912,439
Lear Corp.
03/15/18	7.875%	759,000	823,515
03/15/20	8.125%	195,000	217,912
Schaeffler Finance BV(b) Senior Secured
02/15/17	7.750%	271,000	286,797
02/15/19	8.500%	368,000	389,160

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Automotive (cont.)
Visteon Corp.$
04/15/19	6.750%	$1,210,000	$1,246,300
Total			25,776,260
Banking 8.2%
Banco de Bogota SA Senior Unsecured(b)
01/15/17	5.000%	230,000	239,235
Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	2,725,000	3,176,464
Barclays Bank PLC(b)(d)
09/29/49	7.434%	13,027,000	13,027,000
Barclays Bank PLC(d)
12/15/49	6.278%	5,580,000	4,491,900
Capital One Capital III
08/15/36	7.686%	2,505,000	2,526,919
Capital One/IV(d)
02/17/37	6.745%	20,105,000	20,105,000
Capital One/V
08/15/39	10.250%	10,945,000	11,410,163
Chinatrust Commercial Bank Subordinated Notes(b)(d)
03/29/49	5.625%	3,570,000	3,391,500
Citigroup, Inc. Senior Unsecured
01/30/42	5.875%	3,660,000	3,893,530
Discover Bank Subordinated Notes
11/18/19	8.700%	8,440,000	10,645,414
Export Credit Bank of Turkey(b)
11/04/16	5.375%	500,000	507,699
Fifth Third Bank Senior Unsecured(d)
05/17/13	0.605%	2,435,000	2,415,744
HBOS PLC Subordinated Notes(b)
05/21/18	6.750%	15,184,000	13,952,183
HSBC Holdings PLC Senior Unsecured
01/14/22	4.875%	1,390,000	1,498,983
HSBC USA, Inc. Subordinated Notes
09/27/20	5.000%	9,810,000	9,933,714
JPMorgan Chase & Co.(d)
04/29/49	7.900%	19,269,000	21,111,887
JPMorgan Chase Capital XX
09/29/36	6.550%	17,962,000	18,029,357
JPMorgan Chase Capital XXII
02/02/37	6.450%	4,005,000	4,005,000
JPMorgan Chase Capital XXIII(d)
05/15/47	1.503%	3,395,000	2,512,371
JPMorgan Chase Capital XXV
10/01/37	6.800%	8,385,000	8,426,925
Lloyds Banking Group PLC(b)(d)
11/29/49	6.267%	716,000	458,240
Lloyds TSB Bank PLC
03/28/17	4.200%	6,415,000	6,508,229

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Banking (cont.)
Merrill Lynch & Co., Inc. Senior Unsecured
02/05/13	5.450%	$1,825,000	$1,874,941
04/25/13	6.150%	1,410,000	1,467,170
Subordinated Notes
05/02/17	5.700%	4,055,000	4,159,161
National City Preferred Capital Trust I(c)(d)
12/31/49	12.000%	22,512,000	23,961,773
State Street Corp.
03/15/18	4.956%	19,865,000	21,049,788
Senior Unsecured
03/07/16	2.875%	2,390,000	2,515,867
Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	373,000	394,448
USB Capital XIII Trust
12/15/39	6.625%	16,595,000	16,922,419
Wachovia Capital Trust III(d)
03/29/49	5.570%	3,740,000	3,468,850
Washington Mutual Bank Subordinated Notes(e)(f)(i)
01/15/15	5.125%	27,379,000	41,069
Wells Fargo & Co. Senior Unsecured(d)
06/15/16	3.676%	20,005,000	21,462,224
Wells Fargo Capital X
12/15/36	5.950%	15,160,000	15,227,159
Total			274,812,326
Brokerage 0.2%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	369,000	376,841
11/30/17	12.500%	948,000	1,104,420
Eaton Vance Corp. Senior Unsecured
10/02/17	6.500%	2,945,000	3,367,667
Neuberger Berman Group LLC/Finance Corp.(b) Senior Unsecured
03/15/20	5.625%	246,000	249,075
03/15/22	5.875%	368,000	373,520
Total			5,471,523
Building Materials 0.1%
Building Materials Corp. of America Senior Notes(b)
05/01/21	6.750%	1,070,000	1,114,137
Gibraltar Industries, Inc.
12/01/15	8.000%	527,000	537,540
Interface, Inc.
12/01/18	7.625%	430,000	464,400
Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	465,000	434,775
Nortek, Inc.
12/01/18	10.000%	63,000	66,465
Nortek, Inc.(c)
04/15/21	8.500%	361,000	356,488
Total			2,973,805

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Chemicals 1.2%
CF Industries, Inc.
05/01/18	6.875%	$469,000	$545,212
05/01/20	7.125%	63,000	75,128
Celanese U.S. Holdings LLC
06/15/21	5.875%	64,000	68,640
Dow Chemical Co. (The) Senior Unsecured
02/15/15	5.900%	3,730,000	4,192,207
11/15/20	4.250%	5,195,000	5,513,708
05/15/39	9.400%	125,000	195,435
Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured
02/01/18	8.875%	1,060,000	1,110,350
Hexion US Finance Corp. Senior Unsecured(b)
04/15/20	6.625%	1,011,000	1,056,495
Ineos Finance PLC(b) Senior Secured
05/15/15	9.000%	898,000	960,860
02/15/19	8.375%	563,000	603,817
Ineos Finance PLC(b)(g)
05/01/20	7.500%	346,000	355,515
JM Huber Corp. Senior Unsecured(b)
11/01/19	9.875%	410,000	430,500
Koppers, Inc.
12/01/19	7.875%	161,000	173,075
Lubrizol Corp.
02/01/19	8.875%	2,460,000	3,367,944
LyondellBasell Industries NV(b)
11/15/21	6.000%	2,212,000	2,388,960
Senior Notes
04/15/19	5.000%	16,750,000	17,294,375
04/15/24	5.750%	538,000	555,485
MacDermid, Inc.(b)
04/15/17	9.500%	594,000	620,730
Momentive Performance Materials, Inc.
06/15/14	12.500%	432,000	457,920
Nova Chemicals Corp. Senior Unsecured
11/01/16	8.375%	350,000	388,500
11/01/19	8.625%	397,000	452,580
Polypore International, Inc.
11/15/17	7.500%	550,000	577,500
Total			41,384,936
Construction Machinery 0.2%
CNH Capital LLC(b)(c)
11/01/16	6.250%	1,319,000	1,406,384
Case New Holland, Inc.
12/01/17	7.875%	914,000	1,064,810
Columbus McKinnon Corp.
02/01/19	7.875%	450,000	477,000
Manitowoc Co., Inc. (The)(c)
11/01/20	8.500%	645,000	715,950
Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	716,000	714,210

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Construction Machinery (cont.)
RSC Equipment Rental, Inc./Holdings III LLC Senior Unsecured
02/01/21	8.250%	$275,000	$297,000
Terex Corp.
04/01/20	6.500%	403,000	414,082
UR Financing Escrow Corp.(b) Secured
07/15/18	5.750%	331,000	342,585
Senior Unsecured
05/15/20	7.375%	274,000	287,015
UR Financing Escrow Corp.(b)(c) Senior Unsecured
04/15/22	7.625%	684,000	721,620
United Rentals North America, Inc.
06/15/16	10.875%	109,000	123,306
12/15/19	9.250%	816,000	907,800
United Rentals North America, Inc.(c)
09/15/20	8.375%	450,000	473,625
Xerium Technologies, Inc.
06/15/18	8.875%	290,000	242,150
Total			8,187,537
Consumer Cyclical Services —%
Goodman Networks, Inc. Senior Secured(b)
07/01/18	12.125%	440,000	443,300
Realogy Corp. Senior Secured(b)(c)
01/15/20	9.000%	384,000	390,720
Total			834,020
Consumer Products —%
Jarden Corp.
01/15/20	7.500%	685,000	748,363
Libbey Glass, Inc. Senior Secured
02/15/15	10.000%	276,000	294,285
Spectrum Brands, Inc. Senior Unsecured(b)(c)
03/15/20	6.750%	148,000	151,330
Total			1,193,978
Diversified Manufacturing 0.2%
Actuant Corp.(b)
06/15/22	5.625%	295,000	303,850
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	569,000	614,520
Tomkins LLC/Inc. Secured
10/01/18	9.000%	967,000	1,075,787
Tyco International Ltd./Finance SA
01/15/21	6.875%	2,050,000	2,595,751
WireCo WorldGroup, Inc.
05/15/17	9.500%	549,000	566,843
Total			5,156,751
Electric 3.2%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	406,000	466,900

Issuer	Coupon Rate	Principal Amount		Value
Corporate Bonds & Notes(a) (continued)
Electric (cont.)
AES Corp. (The)(b) Senior Unsecured
07/01/21	7.375%		$1,251,000	$1,391,738
Alabama Power Co. Senior Unsecured
03/15/41	5.500%		14,986,000	18,490,251
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%		3,690,000	3,819,150
Calpine Corp. Senior Secured(b)
02/15/21	7.500%		1,151,000	1,234,448
CenterPoint Energy, Inc. Senior Unsecured
02/01/17	5.950%		295,000	337,256
Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		690,000	750,375
Commonwealth Edison Co. 1st Mortgage
08/15/16	5.950%		6,020,000	7,124,170
03/15/36	5.900%		3,570,000	4,473,314
Senior Unsecured
07/15/18	6.950%		5,220,000	6,325,356
Companhia De Eletricidade Do Estad
04/27/16	11.750%	BRL	820,000	455,998
Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/38	6.750%		4,045,000	5,632,764
DPL, Inc. Senior Unsecured(b)
10/15/16	6.500%		193,000	209,405
Exelon Generation Co. LLC Senior Unsecured
10/01/17	6.200%		2,790,000	3,278,314
FPL Energy American Wind LLC Senior Secured(b)
06/20/23	6.639%		2,164,078	2,234,540
FPL Energy National Wind LLC Senior Secured(b)
03/10/24	5.608%		798,430	826,360
GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%		305,000	289,750
Georgia Power Co. Senior Unsecured
09/01/40	4.750%		6,980,000	7,601,080
Ipalco Enterprises, Inc. Senior Secured(b)
04/01/16	7.250%		850,000	926,500
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%		51,591	50,043
Nevada Power Co.
09/15/40	5.375%		1,450,000	1,701,887
05/15/41	5.450%		13,275,000	15,847,698
Niagara Mohawk Power Corp. Senior Unsecured(b)
08/15/19	4.881%		3,590,000	4,005,072

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Electric (cont.)
Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	$6,670,000	$6,759,638
Pacific Gas & Electric Co. Senior Unsecured
01/15/40	5.400%	4,030,000	4,664,882
Southern California Edison Co. 1st Mortgage
09/01/40	4.500%	4,020,000	4,345,065
Tenaska Alabama II Partners LP Senior Secured(b)
03/30/23	6.125%	2,588,530	2,938,758
Windsor Financing LLC Senior Unsecured(b)
07/15/17	5.881%	167,413	167,939
Total			106,348,651
Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	630,000	671,738
12/01/20	9.750%	185,000	180,375
Cinemark U.S.A., Inc(c)
06/15/21	7.375%	140,000	151,200
Six Flags, Inc.(b)(e)(h)(i)
06/01/14	9.625%	458,000	—
Speedway Motorsports, Inc.(c)
02/01/19	6.750%	76,000	79,420
Vail Resorts, Inc.
05/01/19	6.500%	543,000	572,865
Total			1,655,598
Food and Beverage 1.8%
ARAMARK Holdings Corp. Senior Unsecured PIK(b)
05/01/16	8.625%	135,000	138,208
Anheuser-Busch InBev Worldwide, Inc.
01/15/19	7.750%	2,055,000	2,718,878
Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	9,984,000	10,606,153
ConAgra Foods, Inc. Senior Unsecured
10/01/28	7.000%	7,045,000	8,556,941
General Mills, Inc. Senior Unsecured
12/15/21	3.150%	9,115,000	9,266,956
HJ Heinz Co. Senior Unsecured
03/01/17	1.500%	8,540,000	8,515,815
09/12/21	3.125%	1,240,000	1,266,273
03/01/22	2.850%	8,390,000	8,308,072
Hershey Co. (The) Senior Unsecured
12/01/20	4.125%	4,315,000	4,855,035
Kraft Foods, Inc. Senior Unsecured
02/09/40	6.500%	3,795,000	4,759,506
Pinnacle Foods Finance LLC/Corp.
04/01/15	9.250%	146,000	149,650
Total			59,141,487

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Gaming 0.2%
Caesars Entertainment Operating Co., Inc. Secured
04/15/18	12.750%	$450,000	$383,063
Senior Secured
06/01/17	11.250%	843,000	931,515
Caesars Entertainment Operating Co., Inc.(b)(c) Senior Secured
02/15/20	8.500%	431,000	443,930
Chester Downs & Marina LLC Senior Secured(b)(c)
02/01/20	9.250%	329,000	346,273
MGM Resorts International Senior Secured
03/15/20	9.000%	694,000	775,545
MGM Resorts International(c)
03/01/18	11.375%	742,000	883,907
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	257,000	286,555
ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	572,000	640,640
Seminole Indian Tribe of Florida(b)
10/01/20	7.804%	755,000	738,556
Senior Secured
10/01/20	6.535%	110,000	111,967
Seneca Gaming Corp.(b)
12/01/18	8.250%	617,000	630,882
Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	382,000	378,180
Total			6,551,013
Gas Distributors 0.2%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	3,915,000	4,613,781
Sempra Energy Senior Unsecured
06/01/16	6.500%	3,130,000	3,724,731
Total			8,338,512
Gas Pipelines 2.9%
Copano Energy LLC/Finance Corp.
04/01/21	7.125%	175,000	184,625
El Paso Corp. Senior Unsecured
06/01/18	7.250%	237,000	268,995
09/15/20	6.500%	1,845,000	2,038,725
01/15/32	7.750%	413,000	471,892
El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	11,207,000	11,839,613
Enterprise Products Operating LLC
02/01/41	5.950%	9,855,000	11,258,894
02/15/42	5.700%	2,565,000	2,837,547
Kinder Morgan Energy Partners LP Senior Unsecured
01/15/38	6.950%	3,510,000	4,140,891

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Gas Pipelines (cont.)
Kinder Morgan Energy Partners LP(c) Senior Unsecured
02/15/15	5.625%	$2,990,000	$3,310,390
09/01/39	6.500%	4,705,000	5,301,406
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	595,000	623,262
NGPL PipeCo LLC Senior Unsecured(b)(c)
12/15/12	6.514%	7,385,000	7,358,665
NiSource Finance Corp.(c)
12/15/40	6.250%	4,260,000	4,880,708
Plains All American Pipeline LP/Finance Corp.
01/15/20	5.750%	3,465,000	4,021,285
01/15/37	6.650%	2,050,000	2,444,785
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	116,000	127,020
12/01/18	6.875%	303,000	320,422
07/15/21	6.500%	689,000	730,340
Southern Natural Gas Co LLC./Issuing Corp. Senior Unsecured
06/15/21	4.400%	8,305,000	8,731,428
Southern Natural Gas Co. LLC Senior Unsecured
03/01/32	8.000%	4,050,000	5,228,279
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	105,000	106,050
TransCanada PipeLines Ltd.(d)
05/15/67	6.350%	15,285,000	15,955,889
Williams Companies, Inc. (The) Senior Unsecured
09/01/21	7.875%	145,000	184,282
Williams Partners LP Senior Unsecured
04/15/40	6.300%	5,000,000	5,939,710
Total			98,305,103
Health Care 1.4%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	88,546	93,527
American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	619,000	662,330
Biomet, Inc.
10/15/17	10.000%	510,000	550,162
CHS/Community Health Systems, Inc.(b)(c)
11/15/19	8.000%	186,000	196,695
11/15/19	8.000%	652,000	687,860
ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	834,000	852,765
Emdeon, Inc.(b)
12/31/19	11.000%	440,000	497,200
Express Scripts Holding Co.(b)
02/15/17	2.650%	13,478,000	13,720,294
02/15/22	3.900%	14,720,000	15,148,116
Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	165,000	167,888
01/31/22	5.875%	213,000	216,461

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Health Care (cont.)
Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	$427,000	$456,890
02/15/21	5.750%	460,000	468,050
HCA, Inc. Senior Secured
02/15/20	6.500%	598,000	639,860
02/15/20	7.875%	1,286,000	1,427,460
09/15/20	7.250%	804,000	890,430
HCA, Inc.(c)
02/15/22	7.500%	1,334,000	1,435,717
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	578,000	600,397
Health Management Associates, Inc. Senior Unsecured(b)
01/15/20	7.375%	345,000	359,231
Healthsouth Corp.
02/15/20	8.125%	625,000	682,812
09/15/22	7.750%	45,000	48,488
IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	380,000	373,825
Kinetic Concepts, Inc./KCI U.S.A., Inc.(b)
11/01/19	12.500%	378,000	347,760
Kinetic Concepts, Inc./KCI U.S.A., Inc.(b)(c)
11/01/18	10.500%	457,000	471,281
LifePoint Hospitals, Inc.
10/01/20	6.625%	237,000	249,443
Multiplan, Inc.(b)
09/01/18	9.875%	1,001,000	1,081,080
Omnicare, Inc.
06/01/20	7.750%	285,000	314,925
PSS World Medical, Inc.(b)
03/01/22	6.375%	80,000	82,000
Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	408,000	433,500
Physiotherapy Associates Holdings, Inc. Senior Unsecured(b)
05/01/19	11.875%	149,000	152,353
Radnet Management, Inc.
04/01/18	10.375%	165,000	163,763
Rural/Metro Corp. Senior Unsecured(b)
07/15/19	10.125%	247,000	232,180
STHI Holding Corp. Secured(b)
03/15/18	8.000%	517,000	550,605
Tenet Healthcare Corp. Senior Secured
07/01/19	8.875%	228,000	255,645
USPl Finance Corp. Senior Unsecured(b)
04/01/20	9.000%	324,000	339,390
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	1,270,000	1,293,812
Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/19	7.750%	233,000	235,330
Vanguard Health Holding Co. II LLC/Inc.(c)
02/01/19	7.750%	130,000	130,488
Total			46,510,013

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Healthcare Insurance 0.1%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	$248,000	$270,320
UnitedHealth Group, Inc. Senior Unsecured
02/15/18	6.000%	2,265,000	2,762,797
Total			3,033,117
Home Construction —%
KB Home(c)
03/15/20	8.000%	206,000	201,108
Meritage Homes Corp. Senior Unsecured(b)
04/01/22	7.000%	224,000	227,360
Shea Homes LP/Funding Corp. Senior Secured(b)
05/15/19	8.625%	376,000	391,980
Taylor Morrison Communities, Inc./Monarch Senior Unsecured(b)
04/15/20	7.750%	474,000	488,220
Total			1,308,668
Independent Energy 1.6%
Anadarko Petroleum Corp.(c)
03/15/40	6.200%	6,340,000	7,392,966
Senior Unsecured
09/15/17	6.375%	7,530,000	8,953,772
Antero Resources Finance Corp.
12/01/17	9.375%	26,000	28,405
Antero Resources Finance Corp.(b)
08/01/19	7.250%	106,000	109,180
Berry Petroleum Co. Senior Unsecured
11/01/20	6.750%	180,000	190,350
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	840,000	890,400
Chaparral Energy, Inc.
10/01/20	9.875%	197,000	221,133
09/01/21	8.250%	603,000	642,195
Chaparral Energy, Inc.(b)(g)
11/15/22	7.625%	498,000	499,867
Chesapeake Energy Corp.(c)
08/15/20	6.625%	1,505,000	1,467,375
11/15/20	6.875%	395,000	385,125
02/15/21	6.125%	340,000	321,300
Cimarex Energy Co.
05/01/22	5.875%	632,000	654,120
Concho Resources, Inc.
10/01/17	8.625%	205,000	224,475
01/15/21	7.000%	1,573,000	1,710,637
01/15/22	6.500%	224,000	236,320
Continental Resources, Inc.
10/01/19	8.250%	28,000	31,360
10/01/20	7.375%	68,000	75,820
04/01/21	7.125%	476,000	530,145
Continental Resources, Inc.(b)
09/15/22	5.000%	1,070,000	1,086,050
Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	2,325,000	2,872,468

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Independent Energy (cont.)
EnCana Corp. Senior Unsecured(c)
11/15/21	3.900%	$2,565,000	$2,525,817
Everest Acquisition LLC/Finance, Inc.(b) Senior Secured
05/01/19	6.875%	505,000	530,250
Everest Acquisition LLC/Finance, Inc.(b)(c) Senior Unsecured
05/01/20	9.375%	619,000	659,235
Goodrich Petroleum Corp.
03/15/19	8.875%	360,000	348,300
Hilcorp Energy I LP/Finance Co.(b) Senior Notes
02/15/20	8.000%	120,000	131,100
04/15/21	7.625%	739,000	798,120
Kodiak Oil & Gas Corp.(b)
12/01/19	8.125%	1,365,000	1,446,900
Laredo Petroleum, Inc.
02/15/19	9.500%	919,000	1,026,982
Laredo Petroleum, Inc.(b)
05/01/22	7.375%	392,000	403,760
MEG Energy Corp.(b)
03/15/21	6.500%	713,000	750,432
Nexen, Inc. Senior Unsecured
07/30/39	7.500%	5,940,000	7,276,637
Oasis Petroleum, Inc.
02/01/19	7.250%	522,000	553,320
11/01/21	6.500%	656,000	669,120
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	277,000	304,008
10/01/22	5.375%	548,000	548,000
Range Resources Corp.
05/01/18	7.250%	7,000	7,438
08/01/20	6.750%	555,000	602,175
06/01/21	5.750%	224,000	234,640
08/15/22	5.000%	101,000	100,748
Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(b)
09/30/20	5.298%	2,855,320	3,080,319
SM Energy Co. Senior Unsecured
11/15/21	6.500%	221,000	233,155
Whiting Petroleum Corp.
10/01/18	6.500%	26,000	27,690
Woodside Finance Ltd.(b)
05/10/21	4.600%	2,515,000	2,654,623
Total			53,436,232
Integrated Energy 0.7%
Hess Corp. Senior Unsecured
08/15/31	7.300%	3,185,000	4,098,888
Lukoil International Finance BV(b)
11/09/20	6.125%	345,000	366,146
Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	9,265,000	10,175,990

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Integrated Energy (cont.)
Shell International Finance BV
03/25/40	5.500%	$6,255,000	$7,812,245
Total			22,453,269
Life Insurance 2.0%
ING Groep NV(c)(d)
12/29/49	5.775%	8,160,000	6,976,800
Lincoln National Corp.(d)
05/17/66	7.000%	4,500,000	4,365,000
04/20/67	6.050%	4,210,000	3,915,300
MetLife Capital Trust X(b)
04/08/38	9.250%	13,410,000	16,360,200
MetLife, Inc.
08/01/39	10.750%	11,792,000	16,390,880
Provident Companies, Inc. Senior Unsecured
07/15/18	7.000%	320,000	372,018
Prudential Financial, Inc.(d)
06/15/38	8.875%	15,440,000	18,315,700
Total			66,695,898
Media Cable 1.3%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	595,000	636,650
04/30/20	8.125%	133,000	148,628
01/31/22	6.625%	1,080,000	1,129,950
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	234,000	265,590
CSC Holdings LLC(b) Senior Unsecured
11/15/21	6.750%	317,000	328,888
Cablevision Systems Corp. Senior Unsecured(c)
04/15/20	8.000%	475,000	513,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.(b)
03/15/17	2.400%	7,687,000	7,704,088
DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	9,690,000	10,084,771
03/01/16	3.500%	12,020,000	12,689,622
03/01/21	5.000%	2,475,000	2,706,529
DISH DBS Corp.
09/01/19	7.875%	925,000	1,070,687
06/01/21	6.750%	865,000	947,175
Nara Cable Funding Ltd. Senior Secured(b)
12/01/18	8.875%	468,000	425,880
Quebecor Media, Inc. Senior Unsecured
03/15/16	7.750%	573,000	589,474
Time Warner Cable, Inc.
05/01/17	5.850%	2,335,000	2,734,698
UPCB Finance V Ltd. Senior Secured(b)(c)
11/15/21	7.250%	332,000	346,768
UPCB Finance VI Ltd. Senior Secured(b)
01/15/22	6.875%	523,000	537,435
Videotron Ltee(b)
07/15/22	5.000%	202,000	201,495

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Media Cable (cont.)
Virgin Media Finance PLC
08/15/16	9.500%	$185,000	$207,200
Total			43,268,528
Media Non-Cable 1.0%
AMC Networks, Inc.(b)
07/15/21	7.750%	654,000	730,845
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	250,000	226,250
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	729,000	799,166
Clear Channel Worldwide Holdings, Inc.(b)
03/15/20	7.625%	190,000	184,775
Clear Channel Worldwide Holdings, Inc.(b)(c)
03/15/20	7.625%	1,455,000	1,440,450
Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	217,000	232,190
Hughes Satellite Systems Corp.(c)
06/15/21	7.625%	1,046,000	1,133,602
Intelsat Jackson Holdings SA(b)
10/15/20	7.250%	1,804,000	1,880,670
Intelsat Jackson Holdings SA(c)
04/01/19	7.250%	255,000	265,838
Intelsat Luxembourg SA PIK
02/04/17	11.500%	125,000	130,313
Lamar Media Corp.(b)
02/01/22	5.875%	417,000	428,468
NBCUniversal Media LLC Senior Unsecured
04/01/16	2.875%	3,372,000	3,526,367
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	410,000	441,775
National CineMedia LLC(b) Senior Secured
04/15/22	6.000%	465,000	473,137
News America, Inc.
12/15/35	6.400%	4,195,000	4,800,469
02/15/41	6.150%	8,406,000	9,647,196
Nielsen Finance LLC/Co.
10/15/18	7.750%	1,701,000	1,879,605
Salem Communications Corp. Secured
12/15/16	9.625%	413,000	458,430
Sinclair Television Group, Inc. Secured(b)
11/01/17	9.250%	636,000	707,550
Univision Communications, Inc.(b)
05/15/21	8.500%	438,000	431,430
	Senior Secured
05/15/19	6.875%	227,000	229,554
11/01/20	7.875%	917,000	955,972
XM Satellite Radio, Inc.(b)
11/01/18	7.625%	1,133,000	1,232,194
Total			32,236,246

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Metals 0.7%
Alpha Natural Resources, Inc.(c)
06/01/19	6.000%	$701,000	$653,682
06/01/21	6.250%	45,000	41,963
ArcelorMittal(c) Senior Unsecured
10/15/39	7.000%	4,657,000	4,541,050
03/01/41	6.750%	6,994,000	6,613,631
Arch Coal, Inc.(b)(c)
06/15/19	7.000%	200,000	179,000
06/15/21	7.250%	424,000	378,420
CONSOL Energy, Inc.
04/01/20	8.250%	1,045,000	1,097,250
CONSOL Energy, Inc.(c)
04/01/17	8.000%	110,000	116,050
Calcipar SA Senior Secured(b)
05/01/18	6.875%	666,000	682,650
FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	1,251,000	1,347,952
FMG Resources August 2006 Proprietary Ltd.(b)(c)
02/01/16	6.375%	245,000	249,900
02/01/18	6.875%	40,000	41,100
Senior Unsecured
04/01/22	6.875%	666,000	675,990
JMC Steel Group Senior Notes(b)
03/15/18	8.250%	835,000	864,225
Novelis, Inc.
12/15/17	8.375%	227,000	245,160
12/15/20	8.750%	97,000	106,943
Nucor Corp. Senior Unsecured
06/01/18	5.850%	4,235,000	5,120,259
Peabody Energy Corp.(b)
11/15/18	6.000%	347,000	352,205
Peabody Energy Corp.(b)(c)
11/15/21	6.250%	826,000	836,325
Rain CII Carbon LLC/Corp. Senior Secured(b)
12/01/18	8.000%	918,000	973,080
Total			25,116,835
Non-Captive Consumer 0.3%
Discover Financial Services(b)(e)
04/27/22	5.200%	1,795,000	1,862,510
HSBC Finance Capital Trust IX(d)
11/30/35	5.911%	7,368,000	6,778,560
SLM Corp. Senior Notes
01/25/16	6.250%	459,000	472,770
Senior Unsecured
03/25/20	8.000%	796,000	845,750
01/25/22	7.250%	422,000	426,220
Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	992,000	806,000
Total			11,191,810

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Non-Captive Diversified 0.4%
Ally Financial, Inc.
03/15/20	8.000%	$3,474,000	$3,979,554
CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	1,366,000	1,406,980
CIT Group, Inc.(b)
05/02/17	7.000%	963,000	965,408
Senior Unsecured
02/15/19	5.500%	1,405,000	1,443,637
CIT Group, Inc.(b)(c) Senior Secured
04/01/18	6.625%	415,000	448,200
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	175,000	197,750
05/15/19	6.250%	1,429,000	1,443,100
International Lease Finance Corp.(c) Senior Unsecured
12/15/20	8.250%	1,315,000	1,472,800
Total			11,357,429
Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	1,416,000	1,490,340
Green Field Energy Services, Inc. Senior Secured(b)
11/15/16	13.000%	634,000	621,320
Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%	260,000	286,037
Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	1,029,000	1,125,469
Offshore Group Investments Ltd.(b) Senior Secured
08/01/15	11.500%	831,000	908,906
Oil States International, Inc.
06/01/19	6.500%	348,000	368,010
Weatherford International Ltd.
03/15/38	7.000%	5,415,000	6,176,820
Total			10,976,902
Other Industry 0.3%
Interline Brands, Inc.
11/15/18	7.000%	293,000	310,214
President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	5,635,000	6,617,844
President and Fellows of Harvard College(b)
01/15/39	6.500%	2,885,000	4,215,879
Total			11,143,937
Packaging 0.2%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Secured(b)(c)
10/15/20	9.125%	123,000	130,688

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Packaging (cont.)
Ardagh Packaging Finance PLC(b) Senior Secured
10/15/17	7.375%	$401,000	$434,082
Ardagh Packaging Finance PLC(b)(c)
10/15/20	9.125%	260,000	281,450
Berry Plastics Corp. Secured(c)
01/15/21	9.750%	364,000	397,670
Crown Americas LLC/Capital Corp. III
02/01/21	6.250%	496,000	539,400
Reynolds Group Issuer, Inc./LLC(b)
04/15/19	9.000%	1,000	1,005
02/15/21	8.500%	374,000	359,040
Senior Secured
10/15/16	7.750%	383,000	405,980
04/15/19	7.125%	408,000	426,360
08/15/19	7.875%	276,000	298,080
02/15/21	6.875%	1,373,000	1,414,190
Senior Unsecured
08/15/19	9.875%	305,000	317,963
08/15/19	9.875%	902,000	940,335
Total			5,946,243
Paper —%
Cascades, Inc.
12/15/17	7.750%	185,000	183,150
Graphic Packaging International, Inc.
06/15/17	9.500%	838,000	930,180
10/01/18	7.875%	132,000	146,520
Monaco SpinCo, Inc.(b)(g)
04/30/20	6.750%	211,000	217,330
Total			1,477,180
Pharmaceuticals 0.4%
Endo Pharmaceuticals Holdings, Inc.
01/15/22	7.250%	233,000	249,892
Grifols, Inc.
02/01/18	8.250%	739,000	791,654
Johnson & Johnson Senior Unsecured
05/15/41	4.850%	6,490,000	7,657,798
Mylan, Inc.(b)
11/15/18	6.000%	525,000	551,250
Pharmaceutical Product Development, Inc. Senior Unsecured(b)(c)
12/01/19	9.500%	155,000	169,725
Roche Holdings, Inc.(b)
03/01/19	6.000%	3,080,000	3,828,067
Warner Chilcott Co. LLC/Finance
09/15/18	7.750%	207,000	226,148
Total			13,474,534
Property & Casualty 1.0%
CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	1,497,000	1,613,263
Liberty Mutual Group, Inc.(b)(d)
06/15/58	10.750%	8,875,000	12,070,000
OneBeacon US Holdings, Inc.
05/15/13	5.875%	1,983,000	2,052,647

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Property & Casualty (cont.)
Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	$14,285,000	$16,290,028
Total			32,025,938
Railroads 1.1%
BNSF Funding Trust I(d)
12/15/55	6.613%	10,291,000	10,715,504
CSX Corp. Senior Unsecured
06/01/21	4.250%	6,910,000	7,519,873
05/30/42	4.750%	13,130,000	13,173,027
Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	3,900,000	4,699,090
Total			36,107,494
REITs 0.9%
Boston Properties LP Senior Unsecured
05/15/21	4.125%	13,645,000	14,284,296
Brandywine Operating Partnership LP
05/15/15	7.500%	2,735,000	3,056,562
Duke Realty LP Senior Unsecured
02/15/15	7.375%	2,200,000	2,441,468
08/15/19	8.250%	8,800,200	10,975,090
Total			30,757,416
Restaurants 0.6%
McDonald's Corp. Senior Unsecured
05/20/21	3.625%	17,176,000	18,885,149
Retailers 1.4%
99 Cents Only Stores(b)
12/15/19	11.000%	245,000	265,213
AutoNation, Inc.(c)
02/01/20	5.500%	210,000	214,200
Best Buy Co., Inc. Senior Unsecured(c)
03/15/21	5.500%	6,950,000	6,502,121
Burlington Coat Factory Warehouse Corp.(c)
02/15/19	10.000%	721,000	771,470
CVS Pass-Through Trust Pass-Through Certificates(b)
01/11/27	5.298%	4,766,499	4,980,338
J Crew Group, Inc.(c)
03/01/19	8.125%	227,000	234,945
Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	617,000	617,000
Limited Brands, Inc.
06/15/19	8.500%	181,000	214,259
04/01/21	6.625%	690,000	745,200
02/15/22	5.625%	345,000	347,156
Macy's Retail Holdings, Inc.
07/15/14	5.750%	13,320,000	14,576,143
07/15/27	6.790%	9,325,000	10,095,515
01/15/42	5.125%	5,325,000	5,377,893

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Retailers (cont.)
QVC, Inc.(b) Senior Secured
10/01/19	7.500%	$370,000	$408,850
10/15/20	7.375%	167,000	184,118
Rite Aid Corp.(b)(c)
03/15/20	9.250%	616,000	625,240
Rite Aid Corp.(c)
06/15/17	9.500%	485,000	486,212
Senior Secured
08/15/20	8.000%	665,000	769,737
Senior Unsecured
02/15/27	7.700%	446,000	392,480
Sally Holdings LLC/Capital, Inc.(b)(c)
11/15/19	6.875%	155,000	165,463
Total			47,973,553
Supermarkets 0.2%
Kroger Co. (The)
12/15/18	6.800%	5,892,000	7,293,795
Senior Unsecured
01/15/17	2.200%	965,000	985,335
Total			8,279,130
Technology 0.5%
Alliance Data Systems Corp.(b)
04/01/20	6.375%	256,000	260,160
Amkor Technology, Inc.(c) Senior Unsecured
05/01/18	7.375%	451,000	482,570
06/01/21	6.625%	730,000	748,250
Anixter, Inc.
05/01/19	5.625%	143,000	146,218
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	515,000	540,750
CDW LLC/Finance Corp.
04/01/19	8.500%	616,000	659,120
Senior Secured
12/15/18	8.000%	856,000	933,040
CDW LLC/Finance Corp.(b)
04/01/19	8.500%	370,000	395,437
Cardtronics, Inc.
09/01/18	8.250%	575,000	635,375
CommScope, Inc.(b)(c)
01/15/19	8.250%	306,000	326,655
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	608,000	664,240
First Data Corp.
01/15/21	12.625%	769,000	770,922
PIK
09/24/15	10.550%	632,000	643,060
First Data Corp.(b) Senior Secured
08/15/20	8.875%	870,000	946,125
First Data Corp.(b)(c) Senior Secured
06/15/19	7.375%	657,000	675,067
Freescale Semiconductor, Inc.(b) Senior Secured
04/15/18	9.250%	435,000	476,869

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Technology (cont.)
Freescale Semiconductor, Inc.(c)
08/01/20	10.750%	$165,000	$183,150
Hewlett-Packard Co. Senior Unsecured
12/09/21	4.650%	3,585,000	3,788,166
09/15/41	6.000%	3,000,000	3,315,996
Interactive Data Corp.
08/01/18	10.250%	679,000	767,270
NXP BV/Funding LLC Senior Secured(b)
08/01/18	9.750%	1,001,000	1,136,135
Total			18,494,575
Textile —%
Levi Strauss & Co. Senior Unsecured(b)(g)
05/01/22	6.875%	52,000	53,300
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	209,000	218,927
03/15/20	9.750%	514,000	565,400
ERAC U.S.A. Finance LLC(b)
10/01/20	5.250%	4,960,000	5,475,164
Hertz Corp. (The)
10/15/18	7.500%	710,000	761,475
01/15/21	7.375%	212,000	227,900
Total			7,248,866
Wireless 0.4%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	731,000	769,377
Cricket Communications, Inc.(c)
10/15/20	7.750%	430,000	403,125
MetroPCS Wireless, Inc.(c)
09/01/18	7.875%	605,000	621,637
NII Capital Corp.
08/15/16	10.000%	512,000	573,440
SBA Telecommunications, Inc.
08/15/19	8.250%	557,000	614,093
Sprint Capital Corp.
11/15/28	6.875%	345,000	257,888
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	1,029,000	990,412
Sprint Nextel Corp.(b)
11/15/18	9.000%	2,174,000	2,396,835
03/01/20	7.000%	279,000	284,580
Sprint Nextel Corp.(b)(c) Senior Unsecured
03/01/17	9.125%	39,000	38,708
11/15/21	11.500%	374,000	398,310
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	4,955,000	4,932,673
Wind Acquisition Finance SA Senior Secured(b)
02/15/18	7.250%	947,000	897,282
Total			13,178,360

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)
Wirelines 2.8%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	$13,784,000	$17,085,475
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	6,425,000	6,686,973
03/15/42	7.650%	175,000	165,988
Embarq Corp. Senior Unsecured
06/01/36	7.995%	10,444,000	10,482,956
Frontier Communications Corp.(c) Senior Unsecured
04/15/20	8.500%	597,000	620,880
04/15/22	8.750%	308,000	323,400
Integra Telecom Holdings, Inc. Senior Secured(b)
04/15/16	10.750%	210,000	200,025
Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	580,000	658,300
Level 3 Financing, Inc.
02/15/17	8.750%	310,000	322,400
02/01/18	10.000%	141,000	154,395
04/01/19	9.375%	772,000	841,480
Level 3 Financing, Inc.(b) Senior Unsecured
07/01/19	8.125%	534,000	548,685
PAETEC Holding Corp.
12/01/18	9.875%	768,000	869,760
Senior Secured
06/30/17	8.875%	757,000	827,023
Qwest Corp. Senior Unsecured
06/15/23	7.500%	655,000	660,731
Telecom Italia Capital SA
09/30/14	4.950%	12,653,000	12,811,162
10/01/15	5.250%	1,735,000	1,765,362
07/18/36	7.200%	17,659,000	16,180,059
Telefonica Emisiones SAU
06/20/16	6.421%	4,275,000	4,400,732
07/03/17	6.221%	2,375,000	2,422,994
04/27/20	5.134%	4,360,000	4,040,922
02/16/21	5.462%	2,875,000	2,711,160
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	6,966,000	8,573,781
Windstream Corp.
09/01/18	8.125%	378,000	406,350
10/15/20	7.750%	536,000	573,520
tw telecom holdings, inc.
03/01/18	8.000%	466,000	510,270
Total			94,844,783
Total Corporate Bonds & Notes (Cost: $1,274,605,041)			$1,333,760,404

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities – Agency 15.8%
Federal Home Loan Mortgage Corp.(j)
06/01/41	4.500%	$13,775,315	$14,972,852
10/01/41	5.000%	44,442,039	48,518,812
11/01/26	8.500%	112,610	138,969
07/01/20	12.000%	15,481	17,001
Federal National Mortgage Association(d)(j)
08/01/36	2.324%	28,156	28,486
07/01/37	5.772%	265,221	289,673
06/01/32	6.028%	4,990	5,293
Federal National Mortgage Association(g)(j)
05/01/42	3.500%	27,250,000	28,293,163
05/01/42	4.000%	10,000,000	10,576,562
Federal National Mortgage Association(j)
03/01/41	3.500%	4,590,172	4,771,537
09/01/40-10/01/41	4.000%	97,097,953	103,676,933
05/01/39-07/01/41	4.500%	68,628,289	74,884,966
08/01/40-05/01/41	5.000%	69,226,759	75,637,456
06/01/35-01/01/40	5.500%	24,428,031	26,767,879
01/01/14-08/01/38	6.000%	24,922,481	27,589,043
09/01/18	10.000%	31,285	37,107
CMO Series 1988-4 Class Z
03/25/18	9.250%	32,831	37,176
Federal National Mortgage Association(j)(k)
12/01/40	4.000%	33,162,655	35,427,688
02/01/37	6.000%	13,449,972	14,972,026
Government National Mortgage Association(d)(j)
07/20/25	1.625%	40,528	41,961
Government National Mortgage Association(j)
09/15/40-03/15/41	4.500%	58,190,197	63,803,423
01/15/30	7.000%	485,460	570,145
12/15/23-07/20/28	7.500%	618,793	728,510
05/15/17	8.000%	4,193	4,642
02/15/25	8.500%	52,605	62,403
06/15/16-10/15/16	9.000%	3,041	3,354
Total Residential Mortgage-Backed Securities – Agency (Cost: $510,655,309)			$531,857,060
Residential Mortgage-Backed Securities – Non-Agency 1.0%
American General Mortgage Loan Trust(b)(d)(j) CMO Series 2009-1 Class A7
09/25/48	5.750%	$8,182,000	$8,390,363
CMO Series 2010-1A Class A1
03/25/58	5.150%	1,181,709	1,196,780
American Mortgage Trust Series 2093-3 Class 3A(e)(i)(j)
07/27/23	8.188%	6,394	3,877
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(j)
08/27/37	6.000%	2,555,086	2,688,341
Credit Suisse Mortgage Capital Certificates(b)(d)(j) CMO Series 2009-12R Class 30A1
12/27/36	7.511%	723,671	727,549
CMO Series 2010-11R Class A1
06/28/47	1.239%	2,181,426	2,168,453
CMO Series 2010-12R Class 13A1
12/26/37	4.250%	4,015,438	4,019,922
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	2,875,430	2,832,156

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities – Non-Agency (continued)
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	$3,029,426	$3,108,949
JPMorgan Alternative Loan Trust CMO Series 2006-A4 Class A1(d)(j)
09/25/36	5.950%	1,308,955	1,294,477
LVII Resecuritization Trust CMO Series 2009-3 Class A1(b)(d)(j)
11/27/37	5.605%	379,291	379,524
Morgan Stanley Mortgage Loan Trust CMO Series 2007-6XS Class 2A1M(d)(j)
02/25/47	0.459%	7,463,033	805,455
Nomura Asset Acceptance Corp.(d)(j) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	303,671	265,567
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,922,719	1,681,183
Prime Mortgage Trust CMO Series 2005-1 Class 2A1(b)(j)
09/25/34	5.000%	201,339	201,665
Sequoia Mortgage Trust CMO Series 2004-6 Class B2(d)(j)
07/20/34	1.120%	1,935,614	549,323
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(b)(d)(j)
09/25/57	2.667%	3,159,000	3,159,000
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(d)(j)
12/25/34	4.740%	1,290,318	1,301,024
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-2 Class 1A2(j)
04/25/35	8.000%	476,559	478,294
Total Residential Mortgage-Backed Securities – Non-Agency (Cost: $43,435,209)			$35,251,902
Commercial Mortgage-Backed Securities – Non-Agency 13.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(j) Series 2005-3 Class A4
07/10/43	4.668%	$15,250,000	$16,683,241
Series 2005-4 Class A5A
07/10/45	4.933%	17,323,000	18,971,942
Bear Stearns Commercial Mortgage Securities(d)(j) Series 2004-T14 Class A4
01/12/41	5.200%	6,136,000	6,487,568
Series 2005-T20 Class A4A
10/12/42	5.299%	1,250,000	1,393,757
Series 2006-PW12 Class A4
09/11/38	5.902%	1,290,000	1,469,129
Series 2006-PW12 Class AAB
09/11/38	5.877%	399,629	422,671
Bear Stearns Commercial Mortgage Securities(j) Series 2003-T10 Class A2
03/13/40	4.740%	621,625	632,932
Series 2006-PW14 Class A4
12/11/38	5.201%	8,025,000	9,019,650
Series 2007-PW18 Class A4
06/11/50	5.700%	16,660,000	19,142,923

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Non-Agency (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust(d)(j) Series 2005-CD1 Class A4
07/15/44	5.400%	$6,055,000	$6,748,521
Citigroup/Deutsche Bank Commercial Mortgage Trust(j) Series 2007-CD4 Class A4
12/11/49	5.322%	12,775,000	14,171,194
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(d)(j)
06/15/38	6.008%	27,666,000	31,464,459
GE Capital Commercial Mortgage Corp. Series 2003-C1 Class A4(j)
01/10/38	4.819%	4,721,107	4,811,913
GMAC Commercial Mortgage Securities, Inc.(d)(j)(l) CMO IO Series 1997-C1 Class X
07/15/29	1.336%	5,818,127	165,334
GMAC Commercial Mortgage Securities, Inc.(j) Series 2003-C3 Class A4
04/10/40	5.023%	13,020,000	13,600,627
GS Mortgage Securities Corp. II(j) Series 2005-GG4 Class A4A
07/10/39	4.751%	11,338,500	12,321,820
Series 2006-GG8 Class A4
11/10/39	5.560%	10,000,000	11,335,590
Greenwich Capital Commercial Funding Corp.(d)(j) Series 2004-GG1 Class A7
06/10/36	5.317%	4,216,000	4,485,786
Series 2005-GG3 Class A4
08/10/42	4.799%	12,960,000	13,968,651
Greenwich Capital Commercial Funding Corp.(j) Series 2003-C2 Class A3
01/05/36	4.533%	151,335	151,790
Series 2007-GG9 Class A4
03/10/39	5.444%	6,000,000	6,639,558
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(j) Series 2005-LDP4 Class A4
10/15/42	4.918%	13,750,000	14,915,670
Series 2005-LDP5 Class A4
12/15/44	5.372%	4,000,000	4,473,110
Series 2007-CB19 Class A4
02/12/49	5.925%	14,950,000	17,042,447
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(j)(l) CMO IO Series 2005-LDP4 Class X2
10/15/42	0.365%	148,151,138	158,522
LB-UBS Commercial Mortgage Trust(d)(j) Series 2004-C6 Class A6
08/15/29	5.020%	14,958,000	16,015,650
Series 2007-C7 Class A3
09/15/45	5.866%	8,920,000	10,236,674
LB-UBS Commercial Mortgage Trust(j) Series 2005-C3 Class A5
07/15/30	4.739%	5,460,000	5,965,039
Series 2006-C1 Class A2
02/15/31	5.084%	2,847,487	2,868,020
Series 2007-C2 Class A3
02/15/40	5.430%	14,515,000	16,033,371
Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(d)(j)(l)
12/15/30	0.500%	16,057,262	161,295

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Commercial Mortgage-Backed Securities – Non-Agency (continued)
Merrill Lynch Mortgage Trust Series 2005-MCP1 Class A4(d)(j)
06/12/43	4.747%	$6,450,000	$7,004,145
Morgan Stanley Capital I(d)(j) Series 2007-IQ15 Class A4
06/11/49	6.076%	5,100,000	5,737,383
Morgan Stanley Capital I(j) Series 2003-IQ6 Class A4
12/15/41	4.970%	9,194,000	9,665,487
Series 2004-T13 Class A4
09/13/45	4.660%	14,680,000	15,388,985
Series 2006-IQ12 Class A4
12/15/43	5.332%	6,350,000	7,141,940
Morgan Stanley Dean Witter Capital I(j) Series 2002-IQ3 Class A4
09/15/37	5.080%	3,502,135	3,542,875
Series 2003-HQ2 Class A1
03/12/35	4.180%	2,505,098	2,507,676
Series 2003-HQ2 Class A2
03/12/35	4.920%	7,025,000	7,178,911
Morgan Stanley Reremic Trust Series 2010-GG10 Class A4A(b)(d)(j)
08/15/45	5.980%	15,319,000	17,290,188
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class A2(j)
04/15/45	2.191%	4,000,000	4,065,884
Wachovia Bank Commercial Mortgage Trust(b)(d)(j) Series 2003-C7 Class A2
10/15/35	5.077%	11,200,000	11,746,470
Wachovia Bank Commercial Mortgage Trust(d)(j) Series 2004-C12 Class A4
07/15/41	5.495%	20,000,000	21,496,460
Series 2005-C17 Class A4
03/15/42	5.083%	9,575,000	10,459,778
Series 2005-C22 Class A4
12/15/44	5.443%	11,205,000	12,514,775
Series 2006-C23 Class A4
01/15/45	5.418%	8,680,000	9,628,672
Wachovia Bank Commercial Mortgage Trust(j) Series 2003-C5 Class A2
06/15/35	3.989%	10,386,343	10,600,707
Series 2005-C17 Class APB
03/15/42	5.037%	7,698,281	7,941,500
Total Commercial Mortgage-Backed Securities – Non-Agency (Cost: $423,412,941)			$445,870,690
Asset-Backed Securities – Agency 0.3%
Small Business Administration Participation Certificates Series 2005-20F Class 1
06/01/25	4.570%	$2,356,666	$2,588,503
Series 2005-20L Class 1
12/01/25	5.390%	591,296	667,716
Series 2006-20C Class 1
03/01/26	5.570%	2,082,160	2,361,946
Series 2007-20H Class 1
08/01/27	5.780%	3,641,378	4,182,464
Total Asset-Backed Securities – Agency (Cost: $8,671,500)			$9,800,629

Issuer	Coupon Rate	Principal Amount	Value
Asset-Backed Securities – Non-Agency 1.5%
Ally Auto Receivables Trust Series 2010-1 Class A3
05/15/14	1.450%	$629,783	$632,274
Series 2011-4 Class A2
03/17/14	0.650%	1,875,750	1,876,688
Series 2012-1 Class A3
02/16/16	0.930%	1,035,000	1,037,571
Ally Master Owner Trust Series 2011-4 Class A2
09/15/16	1.540%	3,065,000	3,079,294
BMW Vehicle Lease Trust Series 2010-1 Class A3
04/15/13	0.820%	4,582,119	4,585,801
BMW Vehicle Owner Trust Series 2011-A Class A3
08/25/15	0.760%	3,426,000	3,430,718
Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(d)
11/25/36	0.289%	328,120	325,824
Bombardier Capital Mortgage Securitization Corp. Series 1998-A Class A3
04/15/28	6.230%	47,040	46,551
CNH Equipment Trust Series 2011-B Class A3
08/15/16	0.910%	1,430,000	1,432,876
Citibank Credit Card Issuance Trust Series 2008-C6 Class C6
06/20/14	6.300%	745,000	750,596
Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(d)
06/25/37	6.080%	3,745,828	3,745,592
Citigroup Mortgage Loan Trust, Inc.(d) Series 2005-WF2 Class MF1
08/25/35	5.517%	3,775,000	302,377
Series 2005-WF2 Class MF2
08/25/35	5.666%	1,013,622	17,396
Conseco Financial Corp. Series 1997-6 Class A10
01/15/29	6.870%	667,898	725,029
Contimortgage Home Equity Trust Series 1996-4 Class A9 (NPFGC)
01/15/28	6.880%	50,809	50,659
Countrywide Asset-Backed Certificates(d) Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	1,343,505	976,944
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	725,763	584,335
Discover Card Master Trust Series 2009-A1 Class A1(d)
12/15/14	1.540%	2,865,000	2,869,576
First Alliance Mortgage Loan Trust Series 1994-2 Class A1 (NPFGC)
07/25/25	7.625%	395,098	366,596
Ford Credit Auto Lease Trust Series 2011-A Class A3
07/15/14	1.030%	2,890,000	2,900,711
Ford Credit Auto Owner Trust Series 2008-B Class A4A
03/15/13	4.950%	308,528	309,285

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Asset-Backed Securities – Non-Agency (continued)
Series 2010-A Class D
10/15/16	4.050%		$7,000,000	$7,384,153
Series 2012-A Class A3
08/15/16	0.840%		975,000	976,461
Franklin Auto Trust Series 2008-A Class C(b)
05/20/16	7.160%		4,643,244	4,706,986
IMC Home Equity Loan Trust Series 1995-3 Class A5 (AGM)
04/25/26	7.500%		10,228	10,225
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(d)
01/25/37	0.309%		1,218,523	1,165,052
RAAC Series Series 2006-RP2 Class A(b)(d)
02/25/37	0.489%		3,040,294	2,620,950
Renaissance Home Equity Loan Trust Series 2005-3 Class M2(d)
11/25/35	5.355%		4,750,000	921,775
SACO I, Inc. Series 2005-2 Class A(b)(d)
04/25/35	0.639%		291,667	127,833
SMART Trust Series 2012-1USA Class A4A(b)
12/14/17	2.010%		2,725,000	2,722,686
Total Asset-Backed Securities – Non-Agency (Cost: $59,373,587)				$50,682,814
Inflation-Indexed Bonds(a) —%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	28,235,150	$1,605,472
Total Inflation-Indexed Bonds (Cost: $1,464,309)				$1,605,472
U.S. Treasury Obligations 20.9%
U.S. Treasury
06/30/12	0.625%		$74,416,000	$74,477,021
01/31/14	0.250%		83,413,000	83,416,253
04/15/15	0.375%		1,058,000	1,057,835
12/31/16	0.875%		7,950,000	7,997,207
08/15/41	3.750%		1,810,000	2,043,602
02/15/42	3.125%		2,225,000	2,231,257
U.S. Treasury(c)
02/28/17	0.875%		21,925,000	22,031,205
03/31/17	1.000%		5,460,000	5,514,600
05/31/18	2.375%		83,026,000	89,363,209
11/15/21	2.000%		1,510,000	1,526,516
02/15/22	2.000%		91,157,100	91,840,778
11/15/41	3.125%		49,982,000	50,138,194
U.S. Treasury(c)(m) STRIPS
11/15/18	0.000%		133,700,000	123,217,920
11/15/19	0.000%		12,385,000	11,020,384
11/15/21	0.000%		59,301,000	49,280,020

Issuer	Coupon Rate	Principal Amount		Value
U.S. Treasury Obligations (continued)
U.S. Treasury(g)
04/30/17	0.875%		$37,285,000	$37,401,516
U.S. Treasury(m) STRIPS
11/15/21	0.000%		31,540,000	26,023,969
02/15/40	0.000%		61,595,000	24,787,676
Total U.S. Treasury Obligations (Cost: $685,296,483)				$703,369,162
Foreign Government Obligations(a) 1.1%
ARGENTINA 0.1%
Argentina Boden Bonds Senior Unsecured
10/03/15	7.000%		$410,000	$371,050
Argentina Bonar Bonds Senior Unsecured
04/17/17	7.000%		710,000	577,940
Argentina Republic Government International Bond Senior Unsecured(d)
12/15/35	4.383%		1,500,000	180,000
Total				1,128,990
BRAZIL 0.1%
Brazilian Government International Bond Senior Unsecured
01/22/21	4.875%		400,000	458,895
01/07/41	5.625%		280,000	333,200
Morgan Stanley Senior Unsecured(b)
05/03/17	10.090%	BRL	780,000	409,202
Petrobras International Finance Co.
03/15/19	7.875%		230,000	284,361
01/20/20	5.750%		500,000	558,079
Total				2,043,737
CHILE —%
Empresa Nacional del Petroleo Senior Unsecured(b)
12/06/21	4.750%		400,000	413,534
COLOMBIA 0.1%
Colombia Government International Bond Senior Unsecured
07/12/21	4.375%		290,000	320,450
01/18/41	6.125%		480,000	604,541
Corp. Andina de Fomento Senior Unsecured
06/04/19	8.125%		230,000	287,556
Empresa de Energia de Bogota SA Senior Unsecured(b)(c)
11/10/21	6.125%		345,000	364,011
Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	620,000,000	377,759
Total				1,954,317
DOMINICAN REPUBLIC —%
Dominican Republic International Bond(b) Senior Unsecured
05/06/21	7.500%		460,000	483,176
04/20/27	8.625%		230,000	246,100
Total				729,276

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value
Foreign Government Obligations(a) (continued)
HUNGARY —%
Hungary Government International Bond Senior Unsecured(c)
03/29/21	6.375%		$230,000	$220,766
INDONESIA 0.1%
Indonesia Government International Bond(b) Senior Unsecured
05/05/21	4.875%		460,000	494,575
01/17/38	7.750%		490,000	663,950
Indonesia Treasury Bond Senior Unsecured
05/15/22	7.000%	IDR	7,000,000,000	822,853
Majapahit Holding BV(b)
06/28/17	7.250%		280,000	320,523
08/07/19	8.000%		230,000	274,850
PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		710,000	730,988
Total				3,307,739
KAZAKHSTAN —%
KazMunayGas National Co.(b) Senior Unsecured
01/23/15	11.750%		230,000	278,875
07/02/18	9.125%		300,000	373,125
Total				652,000
LITHUANIA —%
Lithuania Government International Bond Senior Unsecured(b)
03/09/21	6.125%		520,000	563,900
MEXICO 0.1%
Mexican Bonos
06/10/21	6.500%	MXN	520,000	409,077
06/03/27	7.500%	MXN	870,000	710,209
Mexico Government International Bond Senior Unsecured
03/15/22	3.625%		400,000	417,600
Pemex Project Funding Master Trust
01/21/21	5.500%		840,000	934,920
Petroleos Mexicanos
06/02/41	6.500%		230,000	266,800
Petroleos Mexicanos(b)
06/02/41	6.500%		280,000	324,800
Total				3,063,406
PERU —%
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(m)
05/31/18	0.000%		321,679	283,077
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		200,000	277,000
Peruvian Government International Bond(b) Senior Unsecured
08/12/31	6.950%	PEN	560,000	235,763
Peruvian Government International Bond(c) Senior Unsecured
11/18/50	5.625%		130,000	150,475
Total				946,315

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)
PHILIPPINES —%
Philippine Government International Bond Senior Unsecured
03/30/26	5.500%	$230,000	$263,925
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%	230,000	290,968
Total			554,893
POLAND —%
Poland Government International Bond Senior Unsecured(c)
03/23/22	5.000%	600,000	642,000
QATAR 0.2%
Nakilat, Inc. Senior Secured(b)
12/31/33	6.067%	4,795,000	5,202,575
Qatar Government International Bond(b) Senior Unsecured
01/20/22	4.500%	230,000	242,650
01/20/42	5.750%	230,000	255,875
Total			5,701,100
REPUBLIC OF NAMIBIA —%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%	430,000	448,275
REPUBLIC OF THE CONGO —%
Republic of Congo Senior Unsecured(d)
06/30/29	3.000%	142,500	110,438
ROMANIA —%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%	260,000	272,864
RUSSIAN FEDERATION 0.2%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
01/23/21	5.999%	960,000	1,022,784
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured
11/22/16	6.212%	230,000	250,987
08/16/37	7.288%	260,000	299,975
Gazprom OAO Via Gazprom International SA Senior Unsecured(b)
02/01/20	7.201%	2,872,066	3,158,670
Russian Foreign Bond - Eurobond Senior Unsecured(b)(d)
03/31/30	7.500%	780,850	936,044
Sberbank of Russia Via SB Capital SA Senior Unsecured
06/16/21	5.717%	500,000	506,250
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%	345,000	365,700
Total			6,540,410

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)
SOUTH AFRICA —%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%	$200,000	$209,500
03/08/41	6.250%	150,000	180,188
Total			389,688
SOUTH KOREA —%
Export-Import Bank of Korea Senior Unsecured
09/15/21	4.375%	230,000	234,241
04/11/22	5.000%	400,000	429,642
Total			663,883
TRINIDAD AND TOBAGO —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%	430,000	529,358
TURKEY 0.1%
Turkey Government International Bond
03/25/22	5.125%	290,000	295,365
Senior Unsecured
03/30/21	5.625%	520,000	556,400
09/26/22	6.250%	270,000	299,025
03/17/36	6.875%	410,000	464,325
Total			1,615,115
UNITED ARAB EMIRATES —%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%	350,000	378,477
URUGUAY —%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%	280,000	393,260
VENEZUELA 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	820,000	731,850
02/17/22	12.750%	290,000	295,075
Senior Unsecured
10/28/16	5.125%	800,000	652,000
Petroleos de Venezuela SA(c) Senior Unsecured
10/28/15	5.000%	280,000	238,840
Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%	1,240,000	1,078,800
Total			2,996,565
Total Foreign Government Obligations (Cost: $34,001,971)			$36,260,306
Preferred Debt 2.1%
Banking 2.1%
Citigroup Capital XIII
10/30/40	7.88%	$1,153,545	$30,718,903
Lloyds Banking Group PLC(b)
05/21/37	6.657%	5,479,000	3,670,930
NB Capital Trust II
12/15/26	7.83%	1,210,000	1,216,050

Issuer	Coupon Rate	Principal Amount	Value
Preferred Debt (continued)
PNC Financial Services Group, Inc.
05/01/22	6.13%	$633,500	$15,900,850
U.S. Bancorp
01/15/22	6.50%	686,550	18,578,043
Total			70,084,776
Total Preferred Debt (Cost: $68,636,405)			$70,084,776
Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 1.2%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	$1,655,000	$2,135,877
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z
06/01/30	5.631%	$5,580,000	$7,056,077
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010
04/01/18	3.165%	19,395,000	20,326,930
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009
07/01/34	5.750%	9,860,000	11,562,132
State of California Unlimited General Obligation Bonds Taxable Series 2010
11/01/15	3.950%	395,000	427,481
Total Municipal Bonds (Cost: $36,775,290)			$41,508,497
Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans 0.1%
Automotive —%
Schaeffler AG Tranche C2 Term Loan(d)(g)(n)
01/27/17	6.000%	$204,000	$204,655
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Term Loan(d)(n)
02/28/19	8.250%	522,000	532,440
Gaming —%
Caesars Octavius LLC Tranche B Term Loan(d)(n)
04/25/17	9.250%	323,000	319,770

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans (continued)
Gaming (cont.)
ROC Finance LLC Tranche B Term Loan(d)(n)
08/19/17	8.500%	$149,000	$149,869
Total			469,639
Media Non-Cable 0.1%
Cumulus Media Holdings, Inc.(d)(g)(n) 2nd Lien Term Loan
03/18/19	7.500%	540,000	548,370
Cumulus Media Holdings, Inc.(d)(n) 2nd Lien Term Loan
03/18/19	7.500%	664,000	674,292
Total			1,222,662
Property & Casualty —%
Lonestar Intermediate Super Holdings LLC(d)(g)(n) Term Loan
09/02/19	11.000%	330,000	338,524
Lonestar Intermediate Super Holdings LLC(d)(n) Term Loan
09/02/19	11.000%	667,000	684,228
Total			1,022,752
Total Senior Loans (Cost: $3,326,685)			$3,452,148
Issuer		Shares	Value
Common Stocks —%
FINANCIALS —%
Thrifts & Mortgage Finance —%
Washington Funding Trust LII D Escrow(h)(i)(o)		2,725	$—
WMI Holdings Corp.(c)(o)		53,957	31,430
Total			31,430
TOTAL FINANCIALS			31,430
INDUSTRIALS —%
Airlines —%
United Continental Holdings, Inc.(c)(o)		1,493	32,727
TOTAL INDUSTRIALS			32,727
Total Common Stocks (Cost: $1,511,115)			$64,157
Warrants —%
ENERGY —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(o)		634	$38,674
TOTAL ENERGY			38,674
INFORMATION TECHNOLOGY —%
Communications Equipment —%
CMP Susquehanna Corp.(b)(e)(i)(o)		17,375	174
TOTAL INFORMATION TECHNOLOGY			174
Total Warrants (Cost: $25,727)			$38,848

Issuer	Coupon Rate	Principal Amount	Value
Treasury Note Short-Term 1.2%
U.S. Treasury Bills	0.060%	$38,750,000	$38,749,320
Total Treasury Note Short-Term (Cost: $38,748,934)			$38,749,320
		Shares	Value
Money Market Funds 0.7%
Columbia Short-Term Cash Fund, 0.144%(p)(q)		22,151,315	$22,151,315
Total Money Market Funds (Cost: $22,151,315)			$22,151,315
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 5.2%
Asset-Backed Commercial Paper 0.5%
Atlantic Asset Securitization LLC
05/02/12	0.270%	$5,999,730	$5,999,730
Atlantis One
09/10/12	0.592%	3,988,200	3,988,200
Kells Funding, LLC
10/12/12	0.612%	3,987,664	3,987,664
LMA Americas LLC
05/02/12	0.300%	2,299,847	2,299,847
Total			16,275,441
Certificates of Deposit 2.3%
ABM AMRO Bank N.V.
06/21/12	0.400%	5,993,873	5,993,873
Australia and New Zealand Bank Group, Ltd.
05/09/12	0.500%	3,000,000	3,000,000
Banque et Caisse d'Epargne de l'Etat
06/15/12	0.430%	4,994,511	4,994,511
Barclays Bank PLC
07/18/12	0.280%	5,000,000	5,000,000
DZ Bank AG
07/27/12	0.320%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
05/29/12	0.280%	5,000,000	5,000,000
Hong Kong Shanghai Bank Corp., Ltd.
05/21/12	0.250%	5,000,000	5,000,000
Landeskreditbank Baden-Wuerttemberg - Foerderbank
05/31/12	0.190%	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.
08/14/12	0.400%	4,000,000	4,000,000
N.V. Bank Nederlandse Gemeenten
05/10/12	0.280%	5,000,000	5,000,000
Natixis
05/01/12	0.240%	5,000,000	5,000,000
Norinchukin Bank
05/21/12	0.470%	4,000,000	4,000,000
Pohjola Bank PLC
05/23/12	0.290%	4,000,000	4,000,000
Standard Chartered Bank PLC
10/05/12	0.630%	3,987,231	3,987,231
Sumitomo Mitsui Banking Corp.
06/04/12	0.375%	5,000,000	5,000,000
07/03/12	0.360%	2,000,000	2,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Svenska Handelsbanken
08/30/12	0.580%	$5,000,000	$5,000,000
Total			76,975,615
Commercial Paper 1.2%
Caisse d'Amortissement de la Dette Sociale
05/02/12	0.671%	4,991,532	4,991,532
Caisse des Depots
10/05/12	0.562%	4,985,767	4,985,767
DnB NOR
08/30/12	0.489%	4,000,000	4,000,000
Mitsubishi UFJ Trust and Banking Corp.
05/03/12	0.430%	4,995,760	4,995,760
Skandinaviska Enskilda Banken AB
06/15/12	0.330%	4,997,250	4,997,250
Societe Generale
05/01/12	0.310%	4,999,698	4,999,698
Suncorp Metway Ltd.
05/21/12	0.480%	1,998,320	1,998,320
06/05/12	0.460%	4,996,103	4,996,103
Westpac Securities NZ Ltd.
08/27/12	0.491%	3,991,017	3,991,017
Total			39,955,447
Repurchase Agreements 1.2%
Citigroup Global Markets, Inc.(r) dated 04/30/12, matures 05/01/12, repurchase price $13,000,076
	0.210%	13,000,000	13,000,000
repurchase price $3,000,018
	0.210%	3,000,000	3,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 04/30/12, matures 05/01/12, repurchase price 7,400,049(r)
	0.240%	$7,400,000	$7,400,000
Natixis Financial Products, Inc. dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(r)
	0.240%	5,000,000	5,000,000
Nomura Securities dated 04/30/12, matures 05/01/12, repurchase price $5,000,033(r)
	0.240%	5,000,000	5,000,000
Societe Generale dated 04/30/12, matures 05/01/12, repurchase price $8,032,113(r)
	0.210%	8,032,066	8,032,066
Total			41,432,066
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $174,638,569)			$174,638,569
Total Investments (Cost: $3,386,730,390)			$3,499,146,069
Other Assets & Liabilities, Net			(130,366,539)
Net Assets			$3,368,779,530

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Note, 2-year	590	$130,122,659	June 2012	$183,343	$—
U.S. Treasury Note, 5-year	(1,153)	(142,737,803)	June 2012	—	(902,799)
U.S. Treasury Note, 10-year	(1,327)	(175,537,219)	June 2012	—	(2,076,636)
U.S. Treasury Long Bond, 20-year	(260)	(37,147,500)	June 2012	—	(648,424)
U.S. Treasury Ultra Bond, 30-year	(258)	(40,715,625)	June 2012	—	(654,395)
Total				$183,343	$(4,282,254)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Credit Default Swap Contracts Outstanding at April 30, 2012
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
Barclays	D.R. Horton, Inc.	December 20, 2016	1.000%	$19,055,000	$654,278	$(2,246,331)	$(22,231)	$—	$(1,614,284)
JPMorgan	D.R. Horton, Inc.	December 20, 2016	1.000	5,220,000	179,235	(516,766)	(6,090)	—	(343,621)
Barclays	Home Depot, Inc.	December 20, 2016	1.000	21,410,000	(581,334)	333,707	(24,978)	—	(272,605)
JPMorgan	Limited Brands, Inc.	December 20, 2016	1.000	11,750,000	365,575	(749,578)	(13,708)	—	(397,711)
Barclays	Toll Brothers, Inc.	December 20, 2016	1.000	24,000,000	373,895	(1,345,192)	(28,000)	—	(999,297)
Morgan Stanley	Toll Brothers, Inc.	December 20, 2016	1.000	3,555,000	55,383	(198,952)	(4,147)	—	(147,716)
JPMorgan	Barclays Bank, PLC	March 20, 2017	1.000	5,480,000	210,590	(227,931)	(6,393)	—	(23,734)
Morgan Stanley	Barclays Bank, PLC	March 20, 2017	1.000	13,170,000	506,109	(575,753)	(15,365)	—	(85,009)
Citibank	Goldman Sachs Group, Inc.	March 20, 2017	1.000	8,750,000	632,705	(573,083)	(10,208)	49,414	—
Morgan Stanley	Home Depot, Inc.	March 20, 2017	1.000	465,000	(12,809)	10,814	(542)	—	(2,537)
Barclays	Marriott International, Inc.	March 20, 2017	1.000	6,275,000	(49,242)	20,495	(7,321)	—	(36,068)
Citibank	Marriott International, Inc.	March 20, 2017	1.000	4,070,000	(31,939)	13,293	(4,748)	—	(23,394)
Barclays	Goldman Sachs	March 20, 2017	1.000	5,305,000	383,600	(443,823)	(6,189)	—	(66,412)
Goldman Sachs International	Textron, Inc.	March 20, 2017	1.000	11,335,000	250,211	(156,201)	(13,224)	80,786	—
Goldman Sachs International	Toll Brothers, Inc.	March 20, 2017	1.000	4,655,000	87,270	(95,529)	(5,431)	—	(13,690)
Total								$130,200	$(4,026,078)
Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the value of these securities amounted to $346,671,196 or 10.29% of net assets.

(c)  At April 30, 2012, security was partially or fully on loan.

(d)  Variable rate security. The interest rate shown reflects the rate as of April 30, 2012.

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2012 was $1,907,630, representing 0.06% of net assets. Information concerning such security holdings at April 30, 2012 was as follows:

Security Description	Acquisition Dates	Cost
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/95	$6,007
CMP Susquehanna Corp.	03/26/09	174
Discover Financial Services 04/27/22 5.200%	07/15/09-03/12/11	1,321,745
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	09/25/07-05/14/08	24,052,072

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2012, the value of these securities amounted to $41,069, which represents less than 0.01% of net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Negligible market value.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2012, the value of these securities amounted to $45,120, which represents less than 0.01% of net assets.

(j)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

(k)  At April 30, 2012, investments in securities included securities valued at $11,697,724 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(m)  Zero coupon bond.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  Non-income producing.

(p)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(q)  Investments in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$127,703,492	$58,962,286	$(164,514,463)	$—	$22,151,315	$7,932	$22,151,315

Investments in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$899,429,705	$(771,726,213)	$—	$127,703,492	$42,661	$127,703,492

(r)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.210%)

Security Description	Value
Fannie Mae REMICS	$1,099,574
Fannie Mae-Aces	206,693
Freddie Mac REMICS	1,077,211
Government National Mortgage Association	676,522
Total Market Value of Collateral Securities	$3,060,000

Citigroup Global Markets, Inc. (0.210%)

Security Description	Value
Fannie Mae REMICS	$4,764,822
Fannie Mae-Aces	895,667
Freddie Mac REMICS	4,667,916
Government National Mortgage Association	2,931,595
Total Market Value of Collateral Securities	$13,260,000

Mizuho Securities USA, Inc. (0.240%)

Security Description	Value
Fannie Mae REMICS	$3,744,762
Freddie Mac REMICS	3,803,238
Total Market Value of Collateral Securities	$7,548,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.240%)

Security Description	Value
Fannie Mae Pool	$176,700
Fannie Mae REMICS	1,311,602
Fannie Mae Whole Loan	41,206
Freddie Mac Gold Pool	370,107
Freddie Mac Non Gold Pool	95,748
Freddie Mac REMICS	1,145,633
Government National Mortgage Association	816,532
United States Treasury Note/Bond	1,142,506
Total Market Value of Collateral Securities	$5,100,034

Nomura Securities (0.240%)

Security Description	Value
Fannie Mae Pool	$1,020,291
Freddie Mac Gold Pool	1,171,975
Ginnie Mae IIPool	2,907,734
Total Market Value of Collateral Securities	$5,100,000

Societe Generale (0.210%)

Security Description	Value
Fannie Mae Pool	$5,582,266
Freddie Mac Gold Pool	2,610,442
Total Market Value of Collateral Securities	$8,192,708
Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL  Brazilian Real

COP  Colombian Peso

IDR  Indonesian Rupiah

MXN  Mexican Peso

PEN  Peru Nuevos Soles

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets For Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Banking	$—	$274,771,257	$41,069	$274,812,326
Electric	—	106,298,608	50,043	106,348,651
All Other Industries	—	952,599,427	—	952,599,427
Residential Mortgage-Backed Securities — Agency	—	531,857,060	—	531,857,060
Residential Mortgage-Backed Securities — Non-Agency	—	28,980,076	6,271,826	35,251,902
Commercial Mortgage-Backed Securities — Non-Agency	—	445,870,690	—	445,870,690
Asset-Backed Securities — Agency	—	9,800,629	—	9,800,629
Asset-Backed Securities — Non-Agency	—	50,682,814	—	50,682,814
Inflation-Indexed Bonds	—	1,605,472	—	1,605,472
U.S. Treasury Obligations	469,039,193	234,329,969	—	703,369,162
Foreign Government Obligations	—	35,977,229	283,077	36,260,306
Preferred Debt	65,197,796	4,886,980	—	70,084,776
Municipal Bonds	—	41,508,497	—	41,508,497
Total Bonds	534,236,989	2,719,168,708	6,646,015	3,260,051,712
Equity Securities
Common Stocks
Financials	31,430	—	—	31,430
Industrials	32,727	—	—	32,727
Warrants
Energy	—	38,674	—	38,674
Information Technology	—	—	174	174
Total Equity Securities	64,157	38,674	174	103,005
Short-Term Securities
Treasury Note Short-Term	38,749,320	—	—	38,749,320
Total Short-Term Securities	38,749,320	—	—	38,749,320
Other
Senior Loans	—	3,452,148	—	3,452,148
Money Market Funds	22,151,315	—	—	22,151,315
Investments of Cash Collateral Received for Securities on Loan	—	174,638,569	—	174,638,569
Total Other	22,151,315	178,090,717	—	200,242,032
Investments in Securities	595,201,781	2,897,298,099	6,646,189	3,499,146,069
Derivatives
Assets
Futures Contracts	183,343	—	—	183,343
Swap Contracts	—	130,200	—	130,200
Liabilities
Futures Contracts	(4,282,254)	—	—	(4,282,254)
Swap Contracts	—	(4,026,078)	—	(4,026,078)
Total	$591,102,870	$2,893,402,221	$6,646,189	$3,491,151,280

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Residential Mortgage-Backed Securities — Non-Agency	Foreign Government Obligations	Preferred Debt	Warrants	Total
Balance as of March 31, 2011	$6,855,342	$4,240	$—	$152	$174	$6,859,908
Accrued discounts/premiums	107	(69)	2,572	—	—	2,610
Realized gain (loss)	32,563	231	—	151,898	—	184,692
Change in unrealized appreciation (depreciation)*	(71,892)	85,426	6,274	—	—	19,808
Sales	(1,943,826)	(300,721)	—	(152,050)	—	(2,396,597)
Purchases	174,303	6,482,719	274,231	—	—	6,931,253
Transfers into Level 3	34,224	—	—	—	—	34,224
Transfers out of Level 3	(4,989,709)	—	—	—	—	(4,989,709)
Balance as of April 30, 2012	$91,112	$6,271,826	$283,077	$—	$174	$6,646,189

*  Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2012 was $98,246, which is comprised of Corporate Bonds & Notes of $6,546, Residential Mortgage-Backed Securities — Non-Agency of $85,426, and Foreign Government Obligations of $6,274.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds, Residential Backed Mortgages, Foreign Government Obligations and Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, utilization of single market quotations from broker dealers, estimated cash flows, and market multiples derived from a set a of comparable companies.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Intermediate Bond Fund

April 30, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets For Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$107,787,442	$73,238	$107,860,680
All Other Industries	—	1,388,082,283	—	1,388,082,283
Residential Mortgage-Backed Securities — Agency	—	537,109,903	—	537,109,903
Residential Mortgage-Backed Securities — Non-Agency	—	30,427,279	3,169,095	33,596,374
Commercial Mortgage-Backed Securities — Non-Agency	—	448,789,414	—	448,789,414
Asset-Backed Securities — Agency	—	9,747,002	—	9,747,002
Asset-Backed Securities — Non-Agency	—	53,669,511	—	53,669,511
Inflation-Indexed Bonds	—	1,565,983	—	1,565,983
U.S. Treasury Obligations	247,022,844	227,322,021	—	474,344,865
Foreign Government Obligations	—	35,336,105	283,077	35,619,182
Preferred Debt	50,043,718	2,730,760	—	52,774,478
Municipal Bonds	—	40,706,985	—	40,706,985
Total Bonds	297,066,562	2,883,274,688	3,525,410	3,183,866,660
Equity Securities
Common Stocks
Financials	47,752	—	—	47,752
Industrials	32,099	—	—	32,099
Warrants
Energy	—	41,844	—	41,844
Information Technology	—	—	174	174
Total Equity Securities	79,851	41,844	174	121,869
Short-Term Securities
Treasury Note Short-Term	38,747,212	—	—	38,747,212
Total Short-Term Securities	38,747,212	—	—	38,747,212
Other
Senior Loans	—	3,427,410	—	3,427,410
Money Market Funds	127,703,492	—	—	127,703,492
Investments of Cash Collateral Received for Securities on Loan	—	161,684,695	—	161,684,695
Total Other	127,703,492	165,112,105	—	292,815,597
Investments in Securities	463,597,117	3,048,428,637	3,525,584	3,515,551,338
Derivatives
Assets
Futures Contracts	5,769,315	—	—	5,769,315
Swap Contracts	—	87,188	—	87,188
Liabilities
Futures Contracts	(92,157)	—	—	(92,157)
Swap Contracts	—	(4,047,835)	—	(4,047,835)
Total	$469,274,275	$3,044,467,990	$3,525,584	$3,517,267,849

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds, Residential Backed Mortgages, Foreign Government Obligations and Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, utilization of single market quotations from broker dealers, estimated cash flows, and market multiples derived from a set a of comparable companies.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value*
Unaffiliated issuers (identified cost $3,189,940,506 and $3,138,788,525)	$3,302,356,185	$3,226,163,151
Affiliated issuers (identified cost $22,151,315 and $127,703,492)	22,151,315	127,703,492
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $133,206,503 and $118,939,950)	133,206,503	118,939,950
Repurchase agreements (identified cost $41,432,066 and $42,744,745)	41,432,066	42,744,745
Total investments (identified cost $3,386,730,390 and $3,428,176,712)	3,499,146,069	3,515,551,338
Foreign currency (identified cost $25,539 and $—)	25,274	—
Unrealized appreciation on swap contracts	130,200	87,188
Premiums paid on outstanding swap contracts	7,129,139	7,257,688
Receivable for:
Investments sold	157,629,724	23,570,083
Capital shares sold	10,159,957	12,689,986
Dividends	7,437	267,552
Interest	28,296,331	26,870,159
Reclaims	36,289	18,009
Variation margin on futures contracts	—	1,967,692
Expense reimbursement due from Investment Manager	42,388	13,363
Prepaid expense	5,247	10,495
Trustees' deferred compensation plan	126,034	126,034
Other assets	589,417	1,080,598
Total assets	3,703,323,506	3,589,510,185
Liabilities
Disbursements in excess of cash	114,560	131,007
Due upon return of securities on loan	174,638,569	161,684,695
Unrealized depreciation on swap contracts	4,026,078	4,047,835
Premiums received on outstanding swap contracts	378,309	385,191
Payable for:
Investments purchased	63,305,213	19,640,686
Investments purchased on a delayed delivery basis	77,999,684	60,726,363
Capital shares purchased	3,278,584	5,622,643
Dividend distributions to shareholders	9,522,829	13,101,916
Variation margin on futures contracts	296,247	—
Foreign capital gains taxes deferred	3,238	4,415
Investment management fees	114,419	37,682
Distribution and service fees	10,260	3,335
Transfer agent fees	536,845	463,394
Administration fees	16,864	5,564
Compensation of board members	41,970	50,371
Chief compliance officer expenses	194	470
Other expenses	134,079	117,849
Trustees' deferred compensation plan	126,034	126,034
Total liabilities	334,543,976	266,149,450
Net assets applicable to outstanding capital stock	$3,368,779,530	$3,323,360,735

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$3,285,144,107	$3,261,731,410
Excess of distributions over net investment income	(1,865,104)	(2,697,029)
Accumulated net realized loss	(17,321,907)	(23,657,868)
Unrealized appreciation (depreciation) on:
Investments	112,415,679	87,374,626
Foreign currency translations	(1,608)	(71)
Futures contracts	(4,098,911)	5,677,158
Swap contracts	(5,489,488)	(5,063,076)
Foreign capital gains tax	(3,238)	(4,415)
Total — representing net assets applicable to outstanding capital stock	$3,368,779,530	$3,323,360,735
*Value of securities on loan	$306,074,383	$323,112,071
Net assets applicable to outstanding shares
Class A	$352,338,421	$338,577,763
Class B	$6,080,849	$6,253,450
Class C	$35,579,256	$35,304,397
Class I	$90,344,969	$86,767,584
Class R	$2,630,773	$2,786,189
Class W	$2,574	$2,557
Class Z	$2,881,802,688	$2,853,668,795
Shares outstanding
Class A	37,528,286	36,296,918
Class B	647,735	670,443
Class C	3,790,026	3,785,108
Class I	9,616,322	9,295,599
Class R	280,217	298,689
Class W	274	274
Class Z	306,946,044	305,925,199
Net asset value per share
Class A(a)	$9.39	$9.33
Class B	$9.39	$9.33
Class C	$9.39	$9.33
Class I	$9.39	$9.33
Class R	$9.39	$9.33
Class W	$9.39	$9.33
Class Z	$9.39	$9.33

(a)  For the year ended April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $9.71 and $9.64, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Intermediate Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Dividends	$567,752	$2,567,258
Interest	11,244,108	136,729,211
Dividends from affiliates	7,932	42,661
Income from securities lending — net	65,982	267,461
Foreign taxes withheld	(10,682)	(18,402)
Total income	11,875,092	139,588,189
Expenses:
Investment management fees	1,175,998	12,982,420
Distribution fees
Class B	3,921	70,947
Class C	22,503	254,567
Class R	1,161	13,608
Service fees
Class A	72,873	576,155
Class B	1,307	23,649
Class C	7,501	84,880
Class W	1	7
Transfer agent fees
Class A	56,989	447,868
Class B	1,018	19,723
Class C	5,854	64,601
Class R	452	5,163
Class W	1	6
Class Z	474,374	5,352,182
Administration fees	173,468	1,928,439
Compensation of board members	6,433	83,317
Pricing and bookkeeping fees	—	44,820
Custodian fees	3,574	108,344
Printing and postage fees	60,000	140,346
Registration fees	9,109	225,488
Professional fees	21,175	122,329
Line of credit interest expense	—	2,414
Chief compliance officer expenses	138	1,794
Other	7,840	107,637
Total expenses	2,105,690	22,660,704
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(325,497)	(3,258,873)
Fees waived by Distributor — Class C	(4,501)	(50,856)
Expense reductions	—	(4,157)
Total net expenses	1,775,692	19,346,818
Net investment income	10,099,400	120,241,371
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,327,560	105,675,977
Foreign currency translations	(1,029)	8,484
Forward foreign currency exchange contracts	—	(1,988)
Futures contracts	97,992	(79,489,991)
Swap contracts	(118,027)	(3,431,697)
Net realized gain	6,306,496	22,760,785
Net change in unrealized appreciation (depreciation) on:
Investments	25,041,053	69,435,610
Foreign currency translations	(1,537)	(71)
Futures contracts	(9,776,069)	5,255,261
Swap contracts	(426,412)	(3,880,419)
Foreign capital gains tax	1,177	(4,415)
Net change in unrealized appreciation	14,838,212	70,805,966
Net realized and unrealized gain	21,144,708	93,566,751
Net increase in net assets resulting from operations	$31,244,108	$213,808,122

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011(b)
Operations
Net investment income	$10,099,400	$120,241,371	$95,116,068
Net realized gain	6,306,496	22,760,785	48,078,959
Net change in unrealized appreciation (depreciation)	14,838,212	70,805,966	(14,812,893)
Net increase in net assets resulting from operations	31,244,108	213,808,122	128,382,134
Distributions to shareholders from:
Net investment income
Class A	(918,541)	(9,096,046)	(7,214,879)
Class B	(12,646)	(290,180)	(739,759)
Class C	(77,181)	(1,125,826)	(1,154,247)
Class I	(257,638)	(1,525,461)	(372,845)
Class R	(6,719)	(99,259)	(83,519)
Class W	(7)	(99)	(53)
Class Z	(8,252,611)	(116,584,201)	(89,900,842)
Total distributions to shareholders	(9,525,343)	(128,721,072)	(99,466,144)
Increase in net assets from share transactions	23,700,030	123,150,447	885,941,150
Proceeds from regulatory settlements (Note 6)	—	11,319	—
Total increase in net assets	45,418,795	208,248,816	914,857,140
Net assets at beginning of year	3,323,360,735	3,115,111,919	2,200,254,779
Net assets at end of year	$3,368,779,530	$3,323,360,735	$3,115,111,919
Undistributed (excess of distributions over) net investment income	$(1,865,104)	$(2,697,029)	$5,971,277

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Intermediate Bond Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,745,137	16,326,801	23,121,302	214,666,053	8,124,359	73,677,940
Fund merger	—	—	—	—	2,333,001	21,232,776
Distributions reinvested	89,584	841,192	636,759	5,897,075	609,774	5,545,462
Redemptions	(603,353)	(5,647,055)	(9,663,911)	(89,155,382)	(7,117,402)	(64,633,788)
Net increase	1,231,368	11,520,938	14,094,150	131,407,746	3,949,732	35,822,390
Class B shares
Subscriptions	1,768	16,590	98,337	907,266	140,312	1,277,407
Fund merger	—	—	—	—	241,230	2,196,216
Distributions reinvested	640	6,010	15,333	141,554	52,208	474,114
Redemptions(c)	(25,116)	(235,080)	(1,071,713)	(9,869,020)	(2,322,802)	(21,037,558)
Net decrease	(22,708)	(212,480)	(958,043)	(8,820,200)	(1,889,052)	(17,089,821)
Class C shares
Subscriptions	49,820	465,861	914,956	8,454,939	954,928	8,668,767
Fund merger	—	—	—	—	356,235	3,242,350
Distributions reinvested	5,605	52,629	78,454	726,118	78,335	712,366
Redemptions	(50,507)	(472,645)	(942,027)	(8,687,693)	(1,090,068)	(9,890,301)
Net increase	4,918	45,845	51,383	493,364	299,430	2,733,182
Class I shares
Subscriptions	1,165,598	10,914,001	10,154,533	94,207,434	3,357,119	30,325,418
Distributions reinvested	27,431	257,579	164,759	1,528,305	41,047	372,817
Redemptions	(872,306)	(8,173,506)	(3,983,758)	(36,745,418)	(438,101)	(3,986,516)
Net increase	320,723	2,998,074	6,335,534	58,990,321	2,960,065	26,711,719
Class R shares
Subscriptions	8,710	81,391	78,685	728,518	226,396	2,049,043
Distributions reinvested	616	5,786	9,352	86,529	7,427	67,565
Redemptions	(27,798)	(260,208)	(116,517)	(1,072,472)	(95,997)	(871,883)
Net increase (decrease)	(18,472)	(173,031)	(28,480)	(257,425)	137,826	1,244,725
Class W shares
Subscriptions	—	—	—	—	287	2,650
Distributions reinvested	—	—	—	—	3	27
Redemptions	—	—	—	—	(16)	(150)
Net increase	—	—	—	—	274	2,527
Class Z shares
Subscriptions	4,027,193	37,645,731	49,598,701	459,454,750	43,106,433	391,038,496
Fund merger	—	—	—	—	109,206,406	993,835,287
Distributions reinvested	393,889	3,698,618	5,265,549	48,720,712	4,554,507	41,422,559
Redemptions	(3,400,237)	(31,823,665)	(61,321,400)	(566,838,821)	(64,976,377)	(589,779,914)
Net increase (decrease)	1,020,845	9,520,684	(6,457,150)	(58,663,359)	91,890,969	836,516,428
Total net increase	2,536,674	23,700,030	13,037,394	123,150,447	97,349,244	885,941,150

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Intermediate Bond Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$9.33		$9.08		$8.95		$7.72		$8.71		$8.84
Income from investment operations:
Net investment income	0.03		0.33		0.36		0.43		0.43		0.43
Net realized and unrealized gain (loss)	0.05		0.28		0.15		1.26		(0.97)		(0.13)
Total from investment operations	0.08		0.61		0.51		1.69		(0.54)		0.30
Less distributions to shareholders from:
Net investment income	(0.02)		(0.36)		(0.38)		(0.46)		(0.43)		(0.43)
Net realized gains	—		—		—		—		(0.02)		—
Total distributions to shareholders	(0.02)		(0.36)		(0.38)		(0.46)		(0.45)		(0.43)
Proceeds from regulatory settlement	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Total return	0.91%		6.82%		5.80%		22.31%		(6.34%)		3.48%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.96	%(d)	0.95	%(e)	0.97	%(e)	1.00	%(e)	0.99	%(e)	0.98%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.84	%(d)	0.84	%(e)(g)	0.92	%(e)(g)	0.90	%(e)(g)	0.89	%(e)(g)	0.88	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.96	%(d)	0.95%		0.97%		1.00%		0.99%		0.98%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.84	%(d)	0.84	%(g)	0.92	%(g)	0.90	%(g)	0.89	%(g)	0.88	%(g)
Net investment income	3.35	%(d)	3.62	%(g)	4.02	%(g)	5.01	%(g)	5.33	%(g)	4.88	%(g)
Supplemental data
Net assets, end of period (in thousands)	$352,338		$338,578		$201,506		$163,333		$153,435		$207,215
Portfolio turnover	10	%(h)	170	%(h)	177%		160%		137%		266%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$9.33		$9.08		$8.95		$7.72		$8.71		$8.84
Income from investment operations:
Net investment income	0.02		0.27		0.30		0.37		0.37		0.36
Net realized and unrealized gain (loss)	0.06		0.27		0.15		1.26		(0.97)		(0.12)
Total from investment operations	0.08		0.54		0.45		1.63		(0.60)		0.24
Less distributions to shareholders from:
Net investment income	(0.02)		(0.29)		(0.32)		(0.40)		(0.37)		(0.37)
Net realized gains	—		—		—		—		(0.02)		—
Total distributions to shareholders	(0.02)		(0.29)		(0.32)		(0.40)		(0.39)		(0.37)
Proceeds from regulatory settlement	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Total return	0.85%		6.01%		5.03%		21.41%		(7.04%)		2.72%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.71	%(d)	1.72	%(e)	1.68	%(e)	1.65	%(e)	1.64	%(e)	1.63%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.59	%(d)	1.59	%(e)(g)	1.67	%(e)(g)	1.65	%(e)(g)	1.64	%(e)(g)	1.63	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.71	%(d)	1.72%		1.68%		1.65%		1.64%		1.63%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.59	%(d)	1.59	%(g)	1.67	%(g)	1.65	%(g)	1.64	%(g)	1.63	%(g)
Net investment income	2.59	%(d)	2.93	%(g)	3.32	%(g)	4.29	%(g)	4.59	%(g)	4.14	%(g)
Supplemental data
Net assets, end of period (in thousands)	$6,081		$6,253		$14,779		$31,476		$37,247		$56,087
Portfolio turnover	10	%(h)	170	%(h)	177%		160%		137%		266%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$9.33		$9.08		$8.95		$7.72		$8.71		$8.84
Income from investment operations:
Net investment income	0.02		0.28		0.31		0.38		0.39		0.37
Net realized and unrealized gain (loss)	0.06		0.28		0.15		1.26		(0.98)		(0.12)
Total from investment operations	0.08		0.56		0.46		1.64		(0.59)		0.25
Less distributions to shareholders from:
Net investment income	(0.02)		(0.31)		(0.33)		(0.41)		(0.38)		(0.38)
Net realized gains	—		—		—		—		(0.02)		—
Total distributions to shareholders	(0.02)		(0.31)		(0.33)		(0.41)		(0.40)		(0.38)
Proceeds from regulatory settlement	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Total return	0.86%		6.20%		5.17%		21.59%		(6.91%)		2.87%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.71	%(d)	1.70	%(e)	1.68	%(e)	1.65	%(e)	1.64	%(e)	1.63%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.44	%(d)	1.44	%(e)(g)	1.52	%(e)(g)	1.50	%(e)(g)	1.49	%(e)(g)	1.48	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.71	%(d)	1.70%		1.68%		1.65%		1.64%		1.63%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.44	%(d)	1.44	%(g)	1.52	%(g)	1.50	%(g)	1.49	%(g)	1.48	%(g)
Net investment income	2.75	%(d)	3.04	%(g)	3.42	%(g)	4.43	%(g)	4.74	%(g)	4.28	%(g)
Supplemental data
Net assets, end of period (in thousands)	$35,579		$35,304		$33,885		$30,731		$31,372		$37,164
Portfolio turnover	10	%(h)	170	%(h)	177%		160%		137%		266%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class I
Per share data
Net asset value, beginning of period	$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.03		0.37		0.19
Net realized and unrealized gain (loss)	0.06		0.27		(0.11)
Total from investment operations	0.09		0.64		0.08
Less distributions to shareholders from:
Net investment income	(0.03)		(0.39)		(0.21)
Total distributions to shareholders	(0.03)		(0.39)		(0.21)
Proceeds from regulatory settlement	—		0.00	(c)	—
Net asset value, end of period	$9.39		$9.33		$9.08
Total return	0.94%		7.17%		0.87%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.52	%(e)	0.51	%(f)	0.53	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.52	%(e)	0.51	%(f)(h)	0.52	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.52	%(e)	0.51%		0.53	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.52	%(e)	0.51	%(h)	0.52	%(e)(h)
Net investment income	3.68	%(e)	4.01	%(h)	4.05	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$90,345		$86,768		$26,866
Portfolio turnover	10	%(i)	170	%(i)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$9.33		$9.08		$8.95		$7.72		$8.71		$8.84
Income from investment operations:
Net investment income	0.02		0.31		0.34		0.41		0.41		0.40
Net realized and unrealized gain (loss)	0.06		0.28		0.15		1.26		(0.97)		(0.12)
Total from investment operations	0.08		0.59		0.49		1.67		(0.56)		0.28
Less distributions to shareholders from:
Net investment income	(0.02)		(0.34)		(0.36)		(0.44)		(0.41)		(0.41)
Net realized gains	—		—		—		—		(0.02)		—
Total distributions to shareholders	(0.02)		(0.34)		(0.36)		(0.44)		(0.43)		(0.41)
Proceeds from regulatory settlement	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Total return	0.89%		6.55%		5.54%		22.01%		(6.58%)		3.24%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.21	%(d)	1.20	%(e)	1.18	%(e)	1.15	%(e)	1.14	%(e)	1.13%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.09	%(d)	1.09	%(e)(g)	1.17	%(e)(g)	1.15	%(e)(g)	1.14	%(e)(g)	1.13	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.21	%(d)	1.20%		1.18%		1.15%		1.14%		1.13%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.09	%(d)	1.09	%(g)	1.17	%(g)	1.15	%(g)	1.14	%(g)	1.13	%(g)
Net investment income	3.08	%(d)	3.39	%(g)	3.75	%(g)	4.78	%(g)	5.11	%(g)	4.60	%(g)
Supplemental data
Net assets, end of period (in thousands)	$2,631		$2,786		$2,969		$1,694		$1,819		$1,606
Portfolio turnover	10	%(h)	170	%(h)	177%		160%		137%		266%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class W
Per share data
Net asset value, beginning of period	$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.03		0.34		0.17
Net realized and unrealized gain (loss)	0.05		0.27		(0.11)
Total from investment operations	0.08		0.61		0.06
Less distributions to shareholders from:
Net investment income	(0.02)		(0.36)		(0.19)
Total distributions to shareholders	(0.02)		(0.36)		(0.19)
Proceeds from regulatory settlement	—		0.00	(c)	—
Net asset value, end of period	$9.39		$9.33		$9.08
Total return	0.91%		6.84%		0.69%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.94	%(e)	0.94	%(f)	0.89	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.82	%(e)	0.83	%(f)(h)	0.87	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.94	%(e)	0.94%		0.89	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.82	%(e)	0.83	%(h)	0.87	%(e)(h)
Net investment income	3.38	%(e)	3.64	%(h)	3.62	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$2
Portfolio turnover	10	%(i)	170	%(i)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Intermediate Bond Fund

	Year ended April 30,		March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$9.33		$9.08		$8.95		$7.72		$8.71		$8.84
Income from investment operations:
Net investment income	0.03		0.36		0.39		0.45		0.45		0.45
Net realized and unrealized gain (loss)	0.06		0.27		0.15		1.26		(0.97)		(0.13)
Total from investment operations	0.09		0.63		0.54		1.71		(0.52)		0.32
Less distributions to shareholders from:
Net investment income	(0.03)		(0.38)		(0.41)		(0.48)		(0.45)		(0.45)
Net realized gains	—		—		—		—		(0.02)		—
Total distributions to shareholders	(0.03)		(0.38)		(0.41)		(0.48)		(0.47)		(0.45)
Proceeds from regulatory settlement	—		0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Total return	0.93%		7.08%		6.07%		22.62%		(6.11%)		3.74%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.71	%(d)	0.70	%(e)	0.68	%(e)	0.65	%(e)	0.64	%(e)	0.63%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.59	%(d)	0.59	%(e)(g)	0.67	%(e)(g)	0.65	%(e)(g)	0.64	%(e)(g)	0.63	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.71	%(d)	0.70%		0.68%		0.65%		0.64%		0.63%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.59	%(d)	0.59	%(g)	0.67	%(g)	0.65	%(g)	0.64	%(g)	0.63	%(g)
Net investment income	3.60	%(d)	3.89	%(g)	4.28	%(g)	5.26	%(g)	5.58	%(g)	5.13	%(g)
Supplemental data
Net assets, end of period (in thousands)	$2,881,803		$2,853,669		$2,835,104		$1,973,020		$1,710,920		$2,259,863
Portfolio turnover	10	%(h)	170	%(h)	177%		160%		137%		266%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 9% and 157% for the year ended April 30, 2012 and March 31, 2012, respectively.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Intermediate Bond Fund
April 30, 2012

Note 1. Organization

Columbia Intermediate Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These

Columbia Intermediate Bond Fund, April 30, 2012

models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and

Columbia Intermediate Bond Fund, April 30, 2012

unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts as a protection buyer to reduce overall credit exposure.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is

Columbia Intermediate Bond Fund, April 30, 2012

accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at April 30, 2012, if any.

Columbia Intermediate Bond Fund, April 30, 2012

Fair Values of Derivative Instruments at April 30, 2012

	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$130,200		Unrealized depreciation on swap contracts	$4,026,078
Credit contracts	Premiums paid on outstanding credit default swap contracts	7,129,139		Premiums received on outstanding credit default swap contracts	378,309
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	183,343	*	Net assets—unrealized depreciation on futures contracts	4,282,254	*
Total		$7,442,682			$8,686,641

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Period Ended April 30, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(118,027)	$(118,027)
Interest rate contracts	97,992	—	$97,992
Total	$97,992	$(118,027)	$(20,035)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$(64,769)	$(64,769)
Interest rate contracts	(9,776,069)	—	$(9,776,069)
Total	$(9,776,069)	$(64,769)	$(9,840,838)

Volume of Derivative Instruments for the Period Ended April 30, 2012

Contracts Opened
Futures Contracts	—
Aggregate Notional Opened
Credit Default Swap Contracts—Buy Protection	$—
Credit Default Swap
Contracts—Sell Protection	$—

Columbia Intermediate Bond Fund, April 30, 2012

Fair Values of Derivative Instruments at March 31, 2012

	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$87,188		Unrealized depreciation on swap contracts	$4,047,835
Credit contracts	Premiums paid on outstanding credit default swap contracts	7,257,688		Premiums received on outstanding credit default swap contracts	385,191
Interest rate contracts	Net assets—unrealized appreciation on futures contracts	5,769,315	*	Net assets—unrealized depreciation on futures contracts	92,157	*
Total		$13,114,191			$4,525,183

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Assets and Liabilities. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended March 31, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$(3,431,697)	$(3,431,697)
Foreign exchange contracts	(1,988)	—	—	(1,988)
Interest rate contracts	—	(79,489,991)	—	(79,489,991)
Total	$(1,988)	$(79,489,991)	$(3,431,697)	$(82,923,676)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$(3,999,882)	$(3,999,882)
Interest rate contracts	—	5,255,261	—	5,255,261
Total	$—	$5,255,261	$(3,999,882)	$1,255,379

Columbia Intermediate Bond Fund, April 30, 2012

Volume of Derivative Instruments for the Year Ended March 31, 2012

Contracts Opened
Futures Contracts	30,376
Aggregate Notional Opened
Credit Default Swap Contracts—Buy Protection	$329,655,000
Credit Default Swap
Contracts—Sell Protection	$46,265,000

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned

Columbia Intermediate Bond Fund, April 30, 2012

between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Stripped Securities

The Fund may invest in Interest only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Columbia Intermediate Bond Fund, April 30, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012, the annualized effective management fee rate was 0.41% of the Fund's average daily net assets. For the year ended March 31, 2012, the effective management fee rate was 0.42% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the annualized effective administration fee rate was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Columbia Intermediate Bond Fund, April 30, 2012

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period ended April 30, 2012	Year ended March 31, 2012
Class A	0.20%	0.19%
Class B	0.19	0.21
Class C	0.20	0.19
Class R	0.19	0.19
Class W	0.26	0.23
Class Z	0.20	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $4,105.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,832 for Class A, $79 for Class B and $506 for Class C shares for the period April 1, 2012 to April 30, 2012, and $107,219 for Class A, $3,018 for Class B and $3,013 for Class C shares for the year ended March 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below),

Columbia Intermediate Bond Fund, April 30, 2012

through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.84%
Class B	1.59
Class C	1.59
Class I	0.52
Class R	1.09
Class W	0.84
Class Z	0.59

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for amortization adjustments, capital loss carryforwards, defaulted bonds, deferral/reversal of wash sales, adjustments on certain convertible preferred securities, distributions, Trustees' deferred compensation, market discount/premium, paydown reclassifications, recognition of unrealized appreciation (depreciation) for certain derivative investments, and tax straddles. For the year ended March 31, 2012, these differences are primarily due to differing treatment for amortization adjustments, capital loss carryforwards, defaulted bonds, deferral/reversal of wash sales, adjustments on certain convertible preferred securities, distributions, Trustees' deferred compensation, market discount/premium, paydown reclassifications, recognition of unrealized appreciation (depreciation) for certain derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Excess of distributions over net investment income	$257,868	$(188,605)
Accumulated net realized loss	29,465	(183,450)
Paid-in capital	$(287,333)	372,055

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$9,525,343	$128,721,073	$99,466,144

Columbia Intermediate Bond Fund, April 30, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed ordinary income	$10,647,034	$14,112,598
Unrealized appreciation	107,394,207	82,156,850

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$158,233,240	$138,212,263
Aggregate unrealized depreciation	$(50,839,033)	$(56,055,413)
Net unrealized apppreciation	$107,394,207	$82,156,850
Cost of investments for tax purposes	$3,391,751,862	$3,433,394,488

The following capital loss carryforward, determined at April 30, 2012 and March 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	April 30, 2012 Amount	March 31, 2012 Amount
2016	$3,389,305	$—
2017	3,942,436	3,389,305
2018	—	3,942,436
Unlimited Short-term	1,845,386	—
Unlimited Long-term	1,556,584	—
Total	$10,733,711	$7,331,741

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2012, $30,285,007 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $381,874,551 and $336,008,959, respectively, of which $326,326,342 and $118,400,906, respectively, were U.S. government securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $5,222,604,984 and $5,310,709,933, respectively, of which $3,659,136,766 and $3,618,300,680, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received payments of $11,319 resulting from certain regulatory settlements with third parties in which the Fund had

Columbia Intermediate Bond Fund, April 30, 2012

participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At April 30, 2012, securities valued at $306,074,383 were on loan, secured by U.S. government securities valued at $137,254,886 and by cash collateral of $174,638,569 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

At March 31, 2012, securities valued at $323,112,071 were on loan, secured by U.S. government securities valued at $169,187,711 and by cash collateral of $161,684,695 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended April 30, 2012 and the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period April 1, 2011 through June 26, 2011, these credits reduced total expenses by $52.

Note 9. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from

Columbia Intermediate Bond Fund, April 30, 2012

affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At April 30, 2012 one unaffiliated shareholder accounts owned 46.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially ny such accounts. Affiliated shareholder accounts owned 21.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

At March 31, 2012, one unaffiliated shareholder account owned 47.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 21.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012.

For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $21,033,333 at a weighted average interest rate of 1.38%.

Note 12. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Total Return Bond Fund, a series of Columbia Funds Series Trust. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $2,109,939,475 and the combined net assets immediately after the acquisition were $3,130,592,718.

The merger was accomplished by a tax-free exchange of 101,858,165 shares of Columbia Total Return Bond Fund, valued at $1,020,653,243. In exchange for the Columbia Total

Columbia Intermediate Bond Fund, April 30, 2012

Return Bond Fund shares and net assets, the Fund issued the following number of shares:

Shares
Class A	2,333,001
Class B	241,230
Class C	356,235
Class Z	109,206,406

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Total Return Bond Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Total Return Bond Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2010, the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended March 31, 2011 would have been approximately $142.3 million, $80.0 million, ($24.8 million) and $197.5 million, respectively.

Note 13. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that invests in a wider range of industries.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Columbia Intermediate Bond Fund, April 30, 2012

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On May 4, 2012, a group of unaffiliated shareholders of the Fund redeemed $468,313,987, which represented approximately 14% of the Fund's net assets as of that date.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 51; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager—Global Education Industry from 1994 to 1997, President—Application Systems Division from 1991 to 1994, Chief Financial Officer—US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held
William F. Truscott (born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer. Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Intermediate Bond Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1186 C (5/12)

Columbia U.S. Treasury Index Fund

Annual Report for the Period Ended April 30, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Fund Governance	28

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in "multiples"—an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for companies to restructure their balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, it has delayed a true reckoning with the European financial situation, as concerns about Spain and Portugal continue to cloud the outlook. These structural challenges that persist in the developed world, and slowing growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength—and as a result, attractive opportunities—both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

■  detailed up-to-date fund performance and portfolio information

■  economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia U.S. Treasury Index Fund

Summary

■  For the 13-month period that ended April 30, 3012, the fund's class A shares returned 9.52% without sales charge.

■  The fund underperformed its benchmark, the Citigroup Bond U.S. Treasury Index1, which posted a total return of 9.97% for the same period.

■  Fees largely were responsible for the small performance difference between the benchmark and the fund.

Portfolio Management

William Finan has co-managed the fund since May 2010. From 2009 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Finan was associated with the fund's previous investment adviser as an investment professional.

Orhan Imer has co-managed the fund since May 2010. From 2009 until joining the Investment Manager in May 2010, Mr. Imer was associated with the fund's previous investment adviser as an investment professional.

1The Citigroup Bond U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

13-month (cumulative) return as of 04/30/12

+9.52%

Class A shares (without sales charge)

+9.97%

Citigroup Bond U.S. Treasury Index

1

Performance Information – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 04/30/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 04/30/12 ($)

Sales charge:	without	with
Class A*	16,311	15,535
Class B*	15,140	15,140
Class C*	15,364	15,364
Class I*	16,713	n/a
Class Z	16,714	n/a

Average annual total return as of 04/30/12(%)

Share class	A*		B*		C*		I*	Z
Inception	11/25/02		11/25/02		11/25/02		9/27/10	06/04/91
Sales charge	without	with	without	with	without	with	without	without
1-month (cumulative)	1.40	–3.43	1.34	–3.66	1.35	0.35	1.42	1.42
1-year	8.28	3.10	7.47	2.47	7.63	6.63	8.55	8.55
5-year	5.99	4.95	5.20	4.87	5.35	5.35	6.25	6.25
10-year	5.01	4.50	4.23	4.23	4.39	4.39	5.27	5.27

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

*The returns shown for periods prior to the share class inception date (including returns since inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares

2

Understanding Your Expenses – Columbia U.S. Treasury Index Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2011—April 30, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,022.63	2.26	2.26	0.45
Class B	1,000.00	1,000.00	1,013.00	1,018.90	6.01	6.02	1.20
Class C	1,000.00	1,000.00	1,013.70	1,019.64	5.26	5.27	1.05
Class I	1,000.00	1,000.00	1,018.00	1,023.87	1.00	1.01	0.20
Class Z	1,000.00	1,000.00	1,018.00	1,023.87	1.00	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio breakdown1

at April 30, 2012 (%)

U.S. Treasury Obligations	99.6
Other[2]	0.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in Money Market Funds.

Quality breakdown3

at April 30, 2012 (%)

AAA rating	100.0

3Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective to opinions and not statements of fact.

The Board of Trustees for Columbia U.S. Treasury Index Fund has approved the change of the fund's fiscal year end from March 31 to April 30. As a result, this report covers the 13-month period since the last annual report. The next report you receive will be for the six-month period from May 1, 2012 through October 31, 2012.

For the 13-month period that ended April 30, 2012, the fund's Class A shares returned 9.52% without sales charge. The fund's benchmark, the Citigroup Bond U.S. Treasury Index, posted a total return of 9.97% over the same period. The fund incurs expenses while the index does not, and fees generally accounted for the difference between the fund's return and that of the index.

Treasuries rallied on Europe's woes and Fed policy

Treasury securities staged a healthy rally over most of the 13 months, primarily as risk-averse investors looked for the safest haven for their money. In the early weeks of the period, the investment environment was quiet, with interest rates showing little change as the market awaited the next monetary policy announcement by the U.S. Federal Reserve Board (the Fed). In June 2011, the Fed initiated a second round of quantitative easing (QE2), a program in which it purchases government securities in the open market in an effort to inject added financial liquidity into the economy. At the same time that QE2 helped move Treasury rates lower and prices higher, Treasuries received added and even more powerful support when global investors grew more risk-averse with the flare-up of sovereign debt problems in several European countries, most notably Greece. As European debt problems continued over the remaining months of the period and intensified late in the period, Treasury demand grew. Treasuries are regarded in global markets as the world's safest asset class. Even though domestic economic growth was slow, the United States was viewed as the furthest along in recovery among major economies. Not even the August 2011 downgrade of the credit rating for U.S. Treasuries by the Standard & Poor's credit rating service caused much of a blip in the dominant trend. Treasuries retained the reputation as the safest place for money in a time of uncertainty.

As interest rates declined and Treasury prices rallied, the strongest performance came from securities with maturities between five and 10 years. For example, the yield of the 10-year Treasury note fell from 3.43% to 2.16% from March 31, 2011 through March 31, 2012, hitting a low of 1.67% in October 2011. Over the same period, the yield on the 30-year bond declined from 4.50% to 3.27%.

Throughout the period, the fund's performance tracked that of the index. The fund's duration—which is a measure of price sensitivity to changes in interest rates—stayed in line with that of the index. The fund did not own any non-Treasury securities or derivatives.

Looking Ahead

We believe U.S. Treasury rates are likely to move even lower, giving further support to prices. Within the capital markets, the expectation is growing that the Fed will likely announce an additional round of quantitative easing, especially in light of continuing evidence of weak economic growth and little inflation. At the same time, the sovereign

4

Portfolio Manager's Report (continued) – Columbia U.S. Treasury Index Fund debt problems in Europe appear to be deteriorating, while political turmoil on the continent increases. Worsening conditions in the European economy would cause further problems for the U.S. economy and give added impetus to arguments for more easing of monetary policy. U.S. Fed Chairman Ben Bernanke has signaled he wants to see interest rates move even lower to give more traction to the economic recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index before fees and expenses, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all the issues included in its index, may not always be fully invested and bears advisory, administrative and other expenses and transaction costs in trading securities, the fund's performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

5

Portfolio of Investments – Columbia U.S. Treasury Index Fund

April 30, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations 99.2%
U.S. Treasury
04/30/13	0.625%	$7,815,000	$7,847,362
07/31/13	0.375%	1,695,000	1,697,980
08/31/13	3.125%	4,820,000	5,004,514
10/15/13	0.500%	5,545,000	5,565,578
10/31/13	0.250%	3,890,000	3,890,607
11/15/13	0.500%	12,495,000	12,543,809
11/30/13	0.250%	3,265,000	3,265,127
12/31/13	0.125%	1,290,000	1,287,330
01/31/14	0.250%	4,485,000	4,485,175
02/28/14	1.875%	13,500,000	13,896,036
03/31/14	0.250%	2,945,000	2,944,540
04/30/14	1.875%	4,650,000	4,797,131
05/15/14	1.000%	3,250,000	3,296,719
06/30/14	2.625%	6,935,000	7,285,543
09/15/14	0.250%	3,275,000	3,269,884
09/30/14	2.375%	4,350,000	4,566,141
10/31/14	2.375%	12,495,000	13,124,636
01/31/15	2.250%	2,455,000	2,580,627
02/15/15	4.000%	7,455,000	8,201,081
02/15/15	11.250%	5,400,000	7,024,639
04/15/15	0.375%	1,955,000	1,954,695
05/31/15	2.125%	9,100,000	9,574,911
01/31/16	2.000%	10,210,000	10,757,991
05/15/16	7.250%	4,790,000	6,053,736
07/31/16	1.500%	4,090,000	4,233,150
08/31/16	1.000%	3,180,000	3,224,717
09/30/16	1.000%	2,800,000	2,837,845
10/31/16	1.000%	2,305,000	2,335,253
11/15/16	7.500%	5,800,000	7,552,690
11/30/16	0.875%	2,030,000	2,043,956
12/31/16	0.875%	5,370,000	5,401,887
12/31/16	3.250%	2,275,000	2,534,491
01/31/17	0.875%	2,990,000	3,005,883
03/31/17	1.000%	2,455,000	2,479,550
04/30/17	3.125%	9,740,000	10,832,711
08/31/17	1.875%	5,420,000	5,689,732
10/31/17	1.875%	9,585,000	10,054,512
09/30/18	1.375%	2,100,000	2,126,250
03/31/19	1.500%	2,045,000	2,072,800
02/15/20	3.625%	2,470,000	2,860,761
05/15/20	3.500%	5,155,000	5,923,822
05/15/21	3.125%	2,035,000	2,268,549
08/15/21	2.125%	5,210,000	5,343,506
11/15/21	2.000%	4,300,000	4,347,033
02/15/22	2.000%	4,630,000	4,664,725
08/15/22	7.250%	2,265,000	3,399,625
02/15/26	6.000%	3,080,000	4,381,780
08/15/27	6.375%	420,000	626,128
08/15/28	5.500%	1,535,000	2,129,093
02/15/37	4.750%	1,665,000	2,194,678

Issuer	Coupon Rate	Principal Amount	Value
U.S. Treasury Obligations (continued)
05/15/37	5.000%	$1,045,000	$1,426,425
02/15/39	3.500%	4,790,000	5,200,144
08/15/39	4.500%	2,575,000	3,289,964
02/15/40	4.625%	5,145,000	6,702,165
11/15/40	4.250%	1,840,000	2,260,900
05/15/41	4.375%	1,810,000	2,270,136
08/15/41	3.750%	2,995,000	3,381,541
11/15/41	3.125%	3,120,000	3,129,750
02/15/42	3.125%	3,085,000	3,093,675
U.S. Treasury(a)
05/31/13	0.500%	7,450,000	7,473,281
07/15/13	1.000%	11,695,000	11,802,360
08/15/13	4.250%	2,700,000	2,839,431
03/31/14	1.750%	2,600,000	2,673,835
06/15/14	0.750%	975,000	984,522
08/15/14	0.500%	3,150,000	3,163,781
11/15/14	0.375%	1,235,000	1,236,158
12/15/14	0.250%	7,855,000	7,835,363
02/15/15	0.250%	5,595,000	5,576,206
10/31/15	1.250%	7,245,000	7,432,348
11/30/15	1.375%	11,825,000	12,183,439
02/28/17	0.875%	2,485,000	2,497,037
02/15/18	3.500%	8,565,000	9,758,079
02/28/18	2.750%	3,360,000	3,690,225
05/15/18	3.875%	5,410,000	6,302,650
12/31/18	1.375%	3,275,000	3,306,469
02/28/19	1.375%	3,540,000	3,564,338
08/15/19	3.625%	5,475,000	6,337,740
11/15/19	3.375%	7,910,000	9,014,932
08/15/20	2.625%	4,790,000	5,170,206
02/15/21	3.625%	7,260,000	8,407,987
08/15/29	6.125%	3,375,000	5,021,366
05/15/38	4.500%	2,295,000	2,928,278
05/15/40	4.375%	2,630,000	3,296,952
02/15/41	4.750%	3,355,000	4,458,480
Total U.S. Treasury Obligations (Cost: $396,344,117)			$417,191,082
		Shares	Value
Money Market Funds 0.4%
Columbia Short-Term Cash Fund, 0.144%(b)(c)		1,575,652	1,575,652
Total Money Market Funds (Cost: $1,575,652)			$1,575,652
Total Investments (Cost: $397,919,769)			$418,766,734
Other Assets & Liabilities, Net			1,609,251
Net Assets			$420,375,985

Notes to Portfolio of Investments

(a)  At April 30, 2012, security was partially or fully on loan.

(b)  The rate shown is the seven-day current annualized yield at April 30, 2012.

(c)  Investment in affiliates during the period ended April 30, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$1,681,722	$9,074,292	$(9,180,362)	$—	$1,575,652	$139	$1,575,652

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia U.S. Treasury Index Fund

April 30, 2012

Notes to Portfolio of Investments (continued)

  Investment in affiliates during the year ended March 31, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$77,330,222	$(75,648,500)	$—	$1,681,722	$1,394	$1,681,722
Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia U.S. Treasury Index Fund

April 30, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of April 30, 2012:

	Fair Value at April 30, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
U.S. Treasury Obligations	$417,191,082	$—	$—	$417,191,082
Total Bonds	417,191,082	—	—	417,191,082
Other
Money Market Funds	1,575,652	—	—	1,575,652
Total Other	1,575,652	—	—	1,575,652
Total	$418,766,734	$—	$—	$418,766,734

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers between Levels 1 and 2 during the period from April 1, 2012 to April 30, 2012.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2012:

	Fair Value at March 31, 2012
Description	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Bonds
U.S. Treasury Obligations	$408,203,529	$—	$—	$408,203,529
Total Bonds	408,203,529	—	—	408,203,529
Other
Money Market Funds	1,681,722	—	—	1,681,722
Investments of Cash Collateral Received for Securities on Loan	—	5,928,711	—	5,928,711
Total Other	1,681,722	5,928,711	—	7,610,433
Total	$409,885,251	$5,928,711	$—	$415,813,962

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no significant transfers between Levels 1 and 2 during the period from April 1, 2011 to March 31, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

	April 30, 2012	March 31, 2012
Assets
Investments, at value*
Unaffiliated issuers (identified cost $396,344,117 and $392,351,725)	$417,191,082	$408,203,529
Affiliated issuers (identified cost $1,575,652 and $1,681,722)	1,575,652	1,681,722
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $0 and $5,928,711)	—	5,928,711
Total investments (identified cost $397,919,769 and $399,962,158)	418,766,734	415,813,962
Receivable for:
Investments sold	22,189,439	13,116,438
Capital shares sold	938,094	943,305
Dividends	133	129
Interest	2,430,522	2,420,787
Expense reimbursement due from Investment Manager	7,081	2,278
Trustees' deferred compensation plan	29,218	29,218
Total assets	444,361,221	432,326,117
Liabilities
Disbursements in excess of cash	63	—
Due upon return of securities on loan	—	5,928,711
Payable for:
Investments purchased	23,110,632	14,601,495
Capital shares purchased	333,303	171,289
Dividend distributions to shareholders	495,060	509,689
Investment management fees	3,436	1,122
Distribution and service fees	1,938	670
Administration fees	10,307	3,365
Compensation of board members	1,130	3,333
Other expenses	149	268
Trustees' deferred compensation plan	29,218	29,218
Total liabilities	23,985,236	21,249,160
Net assets applicable to outstanding capital stock	$420,375,985	$411,076,957

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia U.S. Treasury Index Fund

	April 30, 2012	March 31, 2012
Represented by
Paid-in capital	$392,739,317	$388,763,645
Excess of distributions over net investment income	(202,847)	(263,057)
Accumulated net realized gain	6,992,550	6,724,565
Unrealized appreciation (depreciation) on:
Investments	20,846,965	15,851,804
Total — representing net assets applicable to outstanding capital stock	$420,375,985	$411,076,957
*Value of securities on loan	$89,555,342	$110,164,251
Net assets applicable to outstanding shares
Class A	$42,700,328	$43,818,276
Class B	$3,102,348	$3,143,287
Class C	$11,628,096	$12,172,373
Class I	$91,092,421	$84,898,972
Class Z	$271,852,792	$267,044,049
Shares outstanding
Class A	3,637,795	3,780,762
Class B	264,333	271,243
Class C	990,777	1,050,392
Class I	7,761,129	7,326,044
Class Z	23,160,641	23,042,383
Net asset value per share
Class A(a)	$11.74	$11.59
Class B	$11.74	$11.59
Class C	$11.74	$11.59
Class I	$11.74	$11.59
Class Z	$11.74	$11.59

(a)  At April 30, 2012 and March 31, 2012, the maximum offering price per share for Class A is $12.33 and 12.17. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia U.S. Treasury Index Fund

Year ended	April 30, 2012(a)	March 31, 2012
Net investment income
Income:
Interest	$611,613	$8,527,577
Dividends from affiliates	139	1,394
Income from securities lending — net	5,963	106,613
Total income	617,715	8,635,584
Expenses:
Investment management fees	35,300	429,804
Distribution fees
Class B	1,989	27,017
Class C	7,470	95,403
Service fees
Class A	9,200	113,178
Class B	663	9,006
Class C	2,490	31,847
Administration fees	105,899	1,289,412
Compensation of board members	2,300	34,256
Line of credit interest expense	—	58
Other	68	2,693
Total expenses	165,379	2,032,674
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(72,774)	(897,060)
Fees waived by Distributor — Class C	(1,494)	(18,969)
Expense reductions	—	(2,020)
Total net expenses	91,111	1,114,625
Net investment income	526,604	7,520,959
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	296,821	12,955,198
Net realized gain	296,821	12,955,198
Net change in unrealized appreciation (depreciation) on:
Investments	4,995,161	11,951,598
Net change in unrealized appreciation	4,995,161	11,951,598
Net realized and unrealized gain	5,291,982	24,906,796
Net increase in net assets resulting from operations	$5,818,586	$32,427,755

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

Year ended	April 30, 2012(a)	March 31, 2012	March 31, 2011(b)
Operations
Net investment income	$526,604	$7,520,959	$8,346,452
Net realized gain	296,821	12,955,198	10,420,614
Net change in unrealized appreciation (depreciation)	4,995,161	11,951,598	(3,380,514)
Net increase in net assets resulting from operations	5,818,586	32,427,755	15,386,552
Distributions to shareholders from:
Net investment income
Class A	(44,630)	(732,513)	(1,091,659)
Class B	(1,300)	(31,622)	(82,966)
Class C	(6,348)	(130,624)	(312,898)
Class I	(109,660)	(2,202,940)	(916,235)
Class Z	(333,292)	(4,701,750)	(7,417,445)
Net realized gains
Class A	—	(573,811)	(1,058,188)
Class B	—	(40,465)	(115,280)
Class C	—	(148,817)	(399,889)
Class I	—	(1,627,318)	(55)
Class Z	—	(2,779,164)	(6,977,073)
Total distributions to shareholders	(495,230)	(12,969,024)	(18,371,688)
Increase (decrease) in net assets from share transactions	3,975,672	(31,467,168)	51,609,392
Total increase (decrease) in net assets	9,299,028	(12,008,437)	48,624,256
Net assets at beginning of year	411,076,957	423,085,394	374,461,138
Net assets at end of year	$420,375,985	$411,076,957	$423,085,394
Excess of distributions over net investment income	$(202,847)	$(263,057)	$(764,567)

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

Year ended	April 30, 2012(a)		March 31, 2012		March 31, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	300,992	3,516,633	3,930,358	46,162,728	2,069,013	23,492,987
Distributions reinvested	3,065	35,984	75,102	871,731	124,582	1,412,024
Redemptions	(447,024)	(5,222,021)	(4,009,044)	(46,709,099)	(2,647,070)	(30,099,461)
Net decrease	(142,967)	(1,669,404)	(3,584)	325,360	(453,475)	(5,194,450)
Class B shares
Subscriptions	35	409	18,713	219,770	37,879	433,067
Distributions reinvested	68	792	3,831	44,359	11,772	133,337
Redemptions(c)	(7,013)	(82,020)	(118,754)	(1,362,518)	(204,886)	(2,315,670)
Net decrease	(6,910)	(80,819)	(96,210)	(1,098,389)	(155,235)	(1,749,266)
Class C shares
Subscriptions	5,945	69,697	277,863	3,216,400	165,289	1,884,048
Distributions reinvested	484	5,681	20,792	241,002	48,066	544,129
Redemptions	(66,044)	(767,304)	(439,808)	(5,048,096)	(782,293)	(8,852,655)
Net decrease	(59,615)	(691,926)	(141,153)	(1,590,694)	(568,938)	(6,424,478)
Class I shares
Subscriptions	718,717	8,364,941	10,307,754	120,616,255	11,553,981	128,323,763
Distributions reinvested	9,339	109,641	329,188	3,814,763	82,788	916,222
Redemptions	(292,971)	(3,433,000)	(14,469,590)	(167,594,515)	(478,077)	(5,278,910)
Net increase (decrease)	435,085	5,041,582	(3,832,648)	(43,163,497)	11,158,692	123,961,075
Class Z shares
Subscriptions	430,975	5,028,910	6,001,317	69,964,138	5,771,599	65,893,139
Distributions reinvested	14,425	169,347	351,848	4,073,813	674,373	7,642,007
Redemptions	(327,142)	(3,822,018)	(5,168,081)	(59,977,899)	(11,757,882)	(132,518,635)
Net increase (decrease)	118,258	1,376,239	1,185,084	14,060,052	(5,311,910)	(58,983,489)
Total net increase (decrease)	343,851	3,975,672	(2,888,511)	(31,467,168)	4,669,134	51,609,392

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Class I shares are for the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia U.S. Treasury Index Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$11.59		$11.03		$11.12		$11.64		$11.27		$10.53
Income from investment operations:
Net investment income	0.01		0.18		0.23		0.27		0.33		0.43
Net realized and unrealized gain (loss)	0.15		0.70		0.22		(0.45)		0.45		0.78
Total from investment operations	0.16		0.88		0.45		(0.18)		0.78		1.21
Less distributions to shareholders from:
Net investment income	(0.01)		(0.19)		(0.27)		(0.34)		(0.41)		(0.47)
Net realized gains	—		(0.13)		(0.27)		(0.00	)(b)	—		—
Total distributions to shareholders	(0.01)		(0.32)		(0.54)		(0.34)		(0.41)		(0.47)
Net asset value, end of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Total return	1.40%		8.01%		4.04%		(1.53%)		7.13%		11.77	%(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.66	%(e)	0.66	%(f)	0.66	%(f)	0.66	%(f)	0.66	%(f)	0.66	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.45	%(e)	0.45	%(f)(h)	0.45	%(f)	0.48	%(f)	0.55	%(f)(h)	0.57	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.66	%(e)	0.66%		0.66%		0.66%		0.66%		0.66%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.45	%(e)	0.45	%(h)	0.45%		0.48%		0.55	%(h)	0.57	%(h)
Net investment income	1.30	%(e)	1.55	%(h)	2.04%		2.44%		2.91	%(h)	3.94	%(h)
Supplemental data
Net assets, end of period (in thousands)	$42,700		$43,818		$41,739		$47,105		$79,114		$17,817
Portfolio turnover	7%		106%		142%		118%		126%		47%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  During the year ended March 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(d)    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia U.S. Treasury Index Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.59		$11.03		$11.12		$11.64		$11.27		$10.53
Income from investment operations:
Net investment income	0.01		0.10		0.15		0.19		0.25		0.35
Net realized and unrealized gain (loss)	0.14		0.69		0.22		(0.45)		0.45		0.78
Total from investment operations	0.15		0.79		0.37		(0.26)		0.70		1.13
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.10)		(0.19)		(0.26)		(0.33)		(0.39)
Net realized gains	—		(0.13)		(0.27)		(0.00	)(b)	—		—
Total distributions to shareholders	(0.00	)(b)	(0.23)		(0.46)		(0.26)		(0.33)		(0.39)
Net asset value, end of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Total return	1.34%		7.21%		3.27%		(2.26%)		6.32%		10.95	%(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.41	%(e)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.20	%(e)	1.20	%(f)(h)	1.20	%(f)	1.23	%(f)	1.30	%(f)(h)	1.32	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.41	%(e)	1.41%		1.41%		1.41%		1.41%		1.41%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.20	%(e)	1.20	%(h)	1.20%		1.23%		1.30	%(h)	1.32	%(h)
Net investment income	0.55	%(e)	0.83	%(h)	1.29%		1.69%		2.19	%(h)	3.25	%(h)
Supplemental data
Net assets, end of period (in thousands)	$3,102		$3,143		$4,053		$5,810		$10,179		$3,610
Portfolio turnover	7%		106%		142%		118%		126%		47%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  During the year ended March 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia U.S. Treasury Index Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.59		$11.03		$11.12		$11.64		$11.27		$10.53
Income from investment operations:
Net investment income	0.01		0.11		0.16		0.21		0.26		0.36
Net realized and unrealized gain (loss)	0.15		0.70		0.23		(0.46)		0.45		0.78
Total from investment operations	0.16		0.81		0.39		(0.25)		0.71		1.14
Less distributions to shareholders from:
Net investment income	(0.01)		(0.12)		(0.21)		(0.27)		(0.34)		(0.40)
Net realized gains	—		(0.13)		(0.27)		(0.00	)(b)	—		—
Total distributions to shareholders	(0.01)		(0.25)		(0.48)		(0.27)		(0.34)		(0.40)
Net asset value, end of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Total return	1.35%		7.37%		3.42%		(2.12%)		6.48%		11.09	%(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.41	%(e)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.05	%(e)	1.05	%(f)(h)	1.05	%(f)	1.08	%(f)	1.15	%(f)(h)	1.17	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.41	%(e)	1.41%		1.41%		1.41%		1.41%		1.41%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.05	%(e)	1.05	%(h)	1.05%		1.08%		1.15	%(h)	1.17	%(h)
Net investment income	0.70	%(e)	0.98	%(h)	1.44%		1.83%		2.28	%(h)	3.30	%(h)
Supplemental data
Net assets, end of period (in thousands)	$11,628		$12,172		$13,142		$19,568		$32,440		$6,702
Portfolio turnover	7%		106%		142%		118%		126%		47%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  During the year ended March 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia U.S. Treasury Index Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011(b)
Class I
Per share data
Net asset value, beginning of period	$11.59		$11.03		$11.76
Income from investment operations:
Net investment income	0.02		0.21		0.11
Net realized and unrealized gain (loss)	0.14		0.70		(0.43)
Total from investment operations	0.16		0.91		(0.32)
Less distributions to shareholders from:
Net investment income	(0.01)		(0.22)		(0.15)
Net realized gains	—		(0.13)		(0.26)
Total distributions to shareholders	(0.01)		(0.35)		(0.41)
Net asset value, end of period	$11.74		$11.59		$11.03
Total return	1.42%		8.29%		(2.78%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.41	%(d)	0.41	%(e)	0.41	%(d)(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.20	%(d)	0.20	%(e)	0.20	%(d)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.41	%(d)	0.41%		0.41	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.20	%(d)	0.20%		0.20	%(d)
Net investment income	1.55	%(d)	1.81%		1.96	%(d)
Supplemental data
Net assets, end of period (in thousands)	$91,092		$84,899		$123,074
Portfolio turnover	7%		106%		142%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period the Fund's fiscal year end changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia U.S. Treasury Index Fund

	Year ended April 30,		Year ended March 31,
	2012(a)		2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$11.59		$11.03		$11.11		$11.64		$11.27		$10.53
Income from investment operations:
Net investment income	0.02		0.21		0.26		0.30		0.37		0.46
Net realized and unrealized gain (loss)	0.14		0.70		0.23		(0.46)		0.44		0.77
Total from investment operations	0.16		0.91		0.49		(0.16)		0.81		1.23
Less distributions to shareholders from:
Net investment income	(0.01)		(0.22)		(0.30)		(0.37)		(0.44)		(0.49)
Net realized gains	—		(0.13)		(0.27)		(0.00	)(b)	—		—
Total distributions to shareholders	(0.01)		(0.35)		(0.57)		(0.37)		(0.44)		(0.49)
Net asset value, end of period	$11.74		$11.59		$11.03		$11.11		$11.64		$11.27
Total return	1.42%		8.28%		4.40%		(1.38%)		7.40%		12.04	%(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.41	%(e)	0.41	%(f)	0.41	%(f)	0.41	%(f)	0.41	%(f)	0.42	%(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.20	%(e)	0.20	%(f)(h)	0.20	%(f)	0.23	%(f)	0.30	%(f)(h)	0.33	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.41	%(e)	0.41%		0.41%		0.41%		0.41%		0.42%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.20	%(e)	0.20	%(h)	0.20%		0.23%		0.30	%(h)	0.33	%(h)
Net investment income	1.55	%(e)	1.82	%(h)	2.29%		2.64%		3.31	%(h)	4.24	%(h)
Supplemental data
Net assets, end of period (in thousands)	$271,853		$267,044		$241,078		$301,978		$294,640		$284,271
Portfolio turnover	7%		106%		142%		118%		126%		47%
Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to less than $0.01.

(c)  During the year ended March 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Notes to Financial Statements – Columbia U.S. Treasury Index Fund
April 30, 2012

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from March 31 to April 30. Accordingly, this report includes activity for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes

19

Columbia U.S. Treasury Index Fund, April 30, 2012

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

20

Columbia U.S. Treasury Index Fund, April 30, 2012

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.30% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $310 for Class A, $1,099 for Class B and $390 for Class C for the period April 1, 2012 to April 30, 2012 and $43,610 for Class A, $4,420 for Class B and $454 for Class C shares for the year ended March 31, 2012.

Minimum Account Balance Fee

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum

21

Columbia U.S. Treasury Index Fund, April 30, 2012

account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period April 1, 2012 to April 30, 2012, no minimum account balance fees were charged to accounts. For the year ended March 31, 2012, these minimum account balance fees reduced total expenses by $2,020.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.45%
Class B	1.20
Class C	1.20
Class I	0.20
Class Z	0.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the period April 1, 2012 to April 30, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, trustees' deferred compensation, distributions, and market discount/premium. For the year ended March 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, trustees' deferred compensation, distributions, and market discount/premium. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Period ended April 30, 2012	Year ended March 31, 2012
Excess of distributions over
net investment income	$28,836	$780,000
Accumulated net realized gain	(28,836)	(844,431)
Paid-in capital	—	64,431

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period ended April 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011
Ordinary income	$495,230	$12,047,239	$12,349,475
Long-term capital gains	—	921,785	6,022,213

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

22

Columbia U.S. Treasury Index Fund, April 30, 2012

At April 30, 2012 and March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	April 30, 2012	March 31, 2012
Undistributed ordinary income	$3,088,095	$3,037,260
Undistributed accumulated long-term gain	4,712,704	4,433,943
Unrealized appreciation	20,360,149	15,381,570

At April 30, 2012 and March 31, 2012, the cost of investments for federal income tax purposes, and the aggregate unrealized appreciation and depreciation based on that cost was as follows:

	April 30, 2012	March 31, 2012
Aggregate unrealized appreciation	$20,434,624	$16,156,376
Aggregate unrealized depreciation	(74,475)	(774,806)
Net unrealized appreciation/depreciation	20,360,149	15,381,570
Cost of investments for tax purposes	$398,406,585	$400,432,392

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the period April 1, 2012 to April 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $32,299,833 and $28,407,536, respectively, of which $32,299,833 and $28,407,536, respectively, were U.S. government securities.

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $453,094,566 and $487,333,426, respectively, of which $438,547,479 and $474,216,989, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective July 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At April 30, 2012, securities valued at $89,555,342 were on loan, secured by U.S. government securities valued at $91,092,795.

At March 31, 2012, securities valued at $110,164,251 were on loan, secured by U.S. government securities valued at $106,848,915 and by cash collateral of $5,928,711 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not

23

Columbia U.S. Treasury Index Fund, April 30, 2012

extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended April 30, 2012 and the year ended March 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2012 and March 31, 2012, one unaffiliated shareholder account owned 32.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 31.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. Prior to May 16, 2011, the collective borrowing amount of the credit facility was $225 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the period ended April 30, 2012. For the year ended March 31, 2012, the average daily loan balance outstanding on days when borrowing existed was $1,500,000 at a weighted average interest rate of 1.38%.

24

Columbia U.S. Treasury Index Fund, April 30, 2012

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund") (a series of Columbia Funds Series Trust) at April 30, 2012 and at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 8, 2012

26

Federal Income Tax Information (Unaudited) – Columbia U.S. Treasury Index Fund

The Fund hereby designates as a capital gain dividend with respect to the period ended April 30, 2012 and the fiscal year ended March 31, 2012, $292,699 and $4,759,335, respectively, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 51; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 51; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 51; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 51; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 51; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

28

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 51; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 51; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 51; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 51; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager—Global Education Industry from 1994 to 1997, President—Application Systems Division from 1991 to 1994, Chief Financial Officer—US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 51; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

29

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held
William F. Truscott (born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 51; Columbia Funds Board.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

30

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer. Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

32

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

33

Columbia U.S. Treasury Index Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1196 C (5/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing. The series changed its fiscal year end from March 31 to April 30, effective April 30, 2012. The fees presented for 2012 represent the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012. The fees presented for 2011 represent the fiscal year ended March 31, 2011.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$30,500	$135,100	$120,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2011 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$36,600	$27,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed-upon procedures related to fund mergers. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$29,800	$21,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$395,800	$495,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the one month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and March 31, 2011 are approximately as follows:

April 30, 2012	March 31, 2012	March 31, 2011
$0	$462,200	$544,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

 Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 8, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 8, 2012